     As filed with the Securities and Exchange Commission on April 28, 1999.
                                                     Registration Nos. 333-65233
                                                                        811-5439


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------
                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                           Pre-Effective Amendment No.
                                                      ---
                         Post-Effective Amendment No. 1
                                                     ---
                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 64


                               VARIABLE ACCOUNT D
                                       OF
                        FORTIS BENEFITS INSURANCE COMPANY

                           (Exact Name of Registrant)
                        ---------------------------------


                        FORTIS BENEFITS INSURANCE COMPANY
                               (Name of Depositor)
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                  651-738-5000
                        ---------------------------------

                            RHONDA J. SCHWARTZ, ESQ.
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                       -----------------------------------

It is proposed that this filing will be come effective (check appropriate box):


               immediately upon filing pursuant to paragraph (b) of Rule 485.
           ---

            X  on May 1, 1999 pursuant to paragraph (b) of Rule 485.
           ---

               60 days after filing pursuant to paragraph (a)(1) of Rule 485.
           ---

               on _____________ pursuant to paragraph (a)(1) of Rule 485.
           ---

If appropriate, check the following box:

           --- This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

                     --------------------------------------

                              VARIABLE ACCOUNT D OF
                        FORTIS BENEFITS INSURANCE COMPANY
                     Cross Reference Sheet Showing Location
                         of Information in Prospectus or
                      Statement of Additional Information
                      -----------------------------------

Form N-4                                 Prospectus Caption
--------                                 ------------------

1.  Cover Page                           Cover Page

2.  Definitions                          Special Terms Used in This
                                         Prospectus

3.  Synopsis of Highlights               Summary of Contract Features

4.  Condensed Financial                  Further Information About
      Information                        Fortis Benefits

5.  General Description of               Cover Page; Summary of Contract
      Registrant, Depositor and          Features; Fortis Benefits/Fortis
      Portfolio Companies                Financial Group Member; The Variable
                                         Account; The Portfolios; The Fixed
                                         Account; Further Information about
                                         Fortis Benefits

6.  Deductions                           Summary of Contract Features;
                                         Charges and Deductions

7.  General Description of               Accumulation Period; General
      Variable Annuity                   Provisions
      Contracts

8.  Annuity Period                       The Annuity Period

9.  Death Benefit                        Summary of Contract Features;
                                         Accumulation Period

10. Purchase and Contract                Accumulation Period
      Value

11. Redemptions                          Summary of Contract Features;
                                         Total and Partial Surrenders

12. Taxes                                Summary of Contract Features;
                                         Federal Tax Matters

13. Legal Proceedings                    None

14. Table of Contents of the             Contents of the Statement of
      Statement of Additional            Additional Information
      Information

 Form N-4                                Information Caption
 --------                                -------------------
(cont'd.)

15. Cover Page                           Cover Page

16. Table of Contents                    Table of Contents

17. General Information and              Ownership of Securities
                                         (in Prospectus)

18. Services                             Services

19.  Purchase of Securities Being        Distribution (in Prospectus)
      Offered

20.  Underwriters                        Services

21.  Calculation of                      Appendix A to Statement of
      Performance Data                   Additional Information

22.  Annuity Payments                    Calculation of Annuity
                                         Payments

23.  Financial Statements                Variable Account
                                         Financial Statements

VARIABLE ACCOUNT D OF
FORTIS BENEFITS INSURANCE COMPANY

MAILING ADDRESS:      STREET ADDRESS:             PHONE: 1-800-963-9222
P.O. BOX 64273        500 BIELENBERG DRIVE
ST. PAUL              WOODBURY
MINNESOTA 55164       MINNESOTA 55125

This prospectus describes interests under flexible premium deferred combination variable and fixed annuity contracts issued by Fortis Benefits Insurance Company ("Fortis Benefits").

These contracts allow you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through a fixed account or a variable return accumulation option through a variable account or a combination of these two options. Under the variable return accumulation option, you can choose among the following investment portfolios:

Federated American Leaders Fund II                  Federated High Income Bond Fund II
Federated Equity Income Fund II                     Federated International Equity Fund II
Federated Fund for U.S. Government Securities II    Federated Prime Money Fund II
Federated Growth Strategies Fund II                 Federated Utility Fund II

                       It is anticipated that the following two additional portfolios will be available to you sometime in the later part of May or in June of 1999. See your representative for their current availability.

Federated Strategic Income Fund II                  Federated Small Cap Strategies Fund II

                       The accompanying prospectus for these investment portfolios describes the investment objectives, policies and risks of each of the portfolios. You can choose among different guarantee periods under the guaranteed interest accumulation option, each of which has its own current interest rate which is guaranteed for the entire guarantee period. In states where guarantee periods fixed accounts are not offered, you can choose an interest in a fixed account which has a minimum interest rate guarantee and a higher current rate which can be changed from time to time.

                       There are two different forms of contract offered by this prospectus. One form is offered where all of the proposed owners of the contract are less than 61 years old when the contract is purchased. A second form is offered where one or more of the proposed owners are 61 years old, or older. The differences between the two forms of contracts are: (1) the death benefit provided; (2) the provision for withdrawals from the contract without a surrender charge during the surrender charge period, and (3) the mortality and expense risk charge imposed. These provisions are discussed in this prospectus under the sections entitled (1) Accumulation Period--Benefit Payable on Death of Owner (or Annuitant); (2) Charges and Deductions--Surrender Charge--Free Surrenders; and (3) Charges and Deductions--Charges Against the Variable Account.

                       This prospectus gives you information about the contracts you should know before investing. This prospectus must be accompanied by a current prospectus of the available investment portfolios. These prospectuses should be read carefully and kept for future reference.

                       A Statement of Additional Information, dated May 1, 1999, about certain aspects of the contracts has been filed with the Securities and Exchange Commission and is available without charge from Fortis Benefits at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 25 of this prospectus.

                        THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        FORTIS-Registered Trademark- and Fortis-Registered Trademark- are registered servicemarks of Fortis (NL) N.V. and Fortis (B).

TRIPLE
CROWN
VARIABLE
ANNUITY

Contracts Under Flexible
Premium Deferred

Combination Variable and
Fixed Annuity Contracts

PROSPECTUS DATED
May 1, 1999

      [LOGO]

TABLE OF CONTENTS

                                                                        PAGE
Special Terms Used in this Prospectus.................................     3
Information Concerning Fees and Charges...............................     4
Summary of Contract Features..........................................     6
Fortis Benefits/Fortis Financial Group Member.........................     8
The Variable Account..................................................     8
The Portfolios........................................................     8
The Fixed Account.....................................................     8
    - Guarantee Periods Fixed Account.................................     9
    - Market Value Adjustment.........................................     9
    - General Account Fixed Account...................................    10
    - General Account Fixed Account Transfers.........................    10
    - Investments by Fortis Benefits..................................    10
Accumulation Period...................................................    11
    - Issuance of a Contract and Purchase Payments....................    11
    - Contract Value..................................................    11
    - Allocation of Purchase Payments and Contract Value..............    12
    - Total and Partial Surrenders....................................    12
    - Telephone Transactions..........................................    13
    - Benefit Payable on Death of Owner (or Annuitant)................    13
The Annuity Period....................................................    14
    - Annuity Commencement Date.......................................    14
    - Commencement of Annuity Payments................................    14
    - Relationship Between Subaccount Investment Performance and
       Amount of Variable Annuity Payments............................    15
    - Annuity Options.................................................    15
    - Death of Annuitant or Other Payee...............................    15
    - Contract Owner Services.........................................    15
        - Dollar Cost Averaging.......................................    15
        - Rebalancing.................................................    16
Charges and Deductions................................................    16
    - Premium Taxes...................................................    16
    - Charges Against the Variable Account............................    16
    - Tax Charge......................................................    16
    - Surrender Charge................................................    16
        - Free Surrenders.............................................    17
        - Nursing Care/Hospitalization Waiver of Surrender Charges....    17
    - Miscellaneous...................................................    17
General Provisions....................................................    17
    - The Contracts...................................................    17
    - Postponement of Payment.........................................    18
    - Misstatement of Age or Sex and Other Errors.....................    18
    - Assignment......................................................    18
    - Beneficiary.....................................................    18
    - Reports.........................................................    18
Rights Reserved By Fortis Benefits....................................    18
Distribution..........................................................    19
Federal Tax Matters...................................................    19
Further Information about Fortis Benefits.............................    22
    - General.........................................................    22
    - Ownership of Securities.........................................    22
    - Selected Financial Data.........................................    22
    - Management's Discussion and Analysis of Financial Condition and
      Results of Operations...........................................    22
Voting Privileges.....................................................    25
Legal Matters.........................................................    25
Other Information.....................................................    25
Contents of Statement of Additional Information.......................    25
Fortis Benefits Financial Statements..................................    25

                                                                        PAGE
Appendix A--Sample Market Value Adjustment Calculations...............   A-1
Appendix B--Explanation of Expense Calculations.......................   B-1
Appendix C--Sample Death Benefit Calculations.........................   C-1
Appendix D--Participating Portfolios..................................   D-1
Appendix E--Pro Rata Adjustments......................................   E-1

The contracts are not available in all states. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. Fortis benefits does not authorize any information or representation regarding the offering described in this Prospectus which is not included in this Prospectus, the related Statement of Additional Information, or any supplements thereto or in any supplemental sales material authorized by Fortis benefits.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation     The time period under a contract between the contract issue date and the Annuity Commencement
Period           Date.
Accumulation     A unit of measure used to calculate the owners' interest in the Variable Account during the
Unit             Accumulation Period.
Annuitant        A person during whose life annuity payments are to be made by Fortis Benefits under the contract. The Annuitant is the person named in the application for the contract. If such person dies before the Annuity Commencement Date and there is an additional annuitant named in the application, the additional annuitant shall become the Annuitant. If there is no named additional annuitant, or the additional annuitant has predeceased the annuitant who is named in the application, the owner, if he or she is a natural person, shall become the Annuitant.
Annuity          The date on which the Annuity Period commences.
Commencement
Date
Annuity Period   The time period following the Accumulation Period, during which annuity payments are made by
                 Fortis Benefits.
Annuity Unit     A unit of measurement used to calculate variable annuity payments.
Beneficiary      The person entitled to receive the death benefits under the terms of the contract.
Fixed Account    The Guarantee Periods Fixed Account or the General Account Fixed Account.
Fixed Annuity    An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee
Option           that you designate one or more fixed payments.
General          The name of the alternative under which purchase payments are allocated to Fortis Benefits'
Account Fixed    general account.
Account
Guarantee        The non-unitized separate account that Fortis Benefits uses to account for amounts allocated
Periods Fixed    to guarantee periods.
Account
Market Value     Positive or negative adjustment in Guarantee Periods Fixed Account value that we make if such
Adjustment       value is paid out more than fifteen days before or after the end of a guarantee period in which it was being held.
Non-Qualified    Contracts that do not qualify for the special federal income tax treatment applicable in
Contracts        connection with certain retirement plans.
Portfolio        Each separate investment portfolio eligible for investment by the Variable Account as set forth on the cover page of this prospectus.
Qualified        Contracts that are qualified for the special federal income tax treatment applicable in
Contracts        connection with certain retirement plans.
Valuation Date   All business days except, with respect to any subaccount of the Variable Account, days on which the related Portfolio does not value its shares. Generally, the Portfolios value their shares on each day the New York Stock Exchange is open.
Valuation        The period that starts at the close of regular trading on the New York Stock Exchange on a
Period           Valuation Date and ends at the close of regular trading on the exchange on the next succeeding
                 Valuation Date.
Variable         The segregated asset account referred to as Variable Account D of Fortis Benefits Insurance
Account          Company established to receive and invest purchase payments under contracts.
Variable         An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee
Annuity Option   chosen by you one or more payments which vary in amount in accordance with the net investment experience of the subaccounts selected by the Annuitant.

INFORMATION CONCERNING FEES AND CHARGES

CONTRACTOWNER TRANSACTION CHARGES

       Front-End Sales Charge Imposed on
      Purchases...................................         0%
       Maximum Surrender Charge for Sales
      Expenses....................................         7%

  NUMBER OF YEARS       SURRENDER CHARGE AS A
   SINCE PURCHASE      PERCENTAGE OF PURCHASE
PAYMENT WAS APPLIED            PAYMENT
--------------------  -------------------------
    Less than 3                       7%
At least 3 but less
       than 4                         5%
At least 4 but less
       than 5                         4%
At least 5 but less
       than 6                         3%
At least 6 but less
       than 7                         2%
     7 or more                        0%

       Other Surrender Fees.......................     0%
       Exchange Fee...............................     0%
ANNUAL CONTRACT ADMINISTRATION CHARGE.............    $0

                                                            ALL CONTRACT       ONE OR MORE CONTRACT
                                                           OWNERS UNDER 61      OWNERS 61 OR OLDER
                                                           ---------------     ---------------------
VARIABLE ACCOUNT ANNUAL CHARGES
 (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
       Mortality and Expense Risk Charge...............         1.10%                  1.30%
       Variable Account Administrative Charge..........         0.10%                  0.10%
                                                                 ---                    ---
         Total Variable Account Annual Expenses........         1.20%                  1.40%

MARKET VALUE ADJUSTMENT WITH RESPECT TO GUARANTEE PERIODS FIXED ACCOUNT

Surrenders and other withdrawals from the Guarantee Periods Fixed Account more than fifteen days from the end of a guarantee period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the Fixed Account value. It is computed pursuant to a formula that is described in more detail under "Market Value Adjustment."

PORTFOLIO ANNUAL EXPENSES

The following table illustrates the advisory fees and other expenses applicable to the Portfolios. Except as noted, the following figures are a percentage of average net assets and are based on figures for the year ended December 31, 1998. The information set forth in this table was provided to Fortis Benefits by the Portfolio managers and Fortis Benefits has not independently verified such information. These expenses are reflected in the Portfolio's net asset value and are not deducted from a contract's account value.

                                                                                           TOTAL PORTFOLIO
                                                                                              OPERATING
                                                                INVESTMENT                    EXPENSES
                                                               ADVISORY AND     OTHER      (AFTER EXPENSE
                                                              MANAGEMENT FEE   EXPENSES   REIMBURSEMENT)(a)
                                                              --------------   --------   -----------------
Federated American Leaders Fund II..........................          0.74%      0.14%              0.88%
Federated Equity Income Fund II (b).........................          0.32%      0.61%              0.93%
Federated Fund for U.S. Government Securities II............          0.52%      0.33%              0.85%
Federated Growth Strategies Fund II.........................          0.44%      0.42%              0.86%
Federated High Income Bond Fund II..........................          0.60%      0.18%              0.78%
Federated International Equity Fund II......................          0.53%      0.72%              1.25%
Federated Prime Money Fund II...............................          0.49%      0.31%              0.80%
Federated Small Cap Strategies Fund II (c)..................          0.31%      0.72%              1.03%
Federated Strategic Income Fund II (c)......................          0.54%      0.31%              0.85%
Federated Utility Fund II...................................          0.68%      0.25%              0.93%

------------------------
(a) The total operating expenses of each of the funds, absent the voluntary waiver of a portion of the management fee, would have been: 0.89% for the American Leaders Fund II; 1.36% for the Equity Income Fund II; 0.93% for the Fund for U.S. Government Securities II; 1.17% for the Growth Strategies Fund II; 1.72% for the International Equity Fund II; 0.81% for the Prime Money Fund II; and 1.00% for the Utility Fund II.

(b) This Portfolio has adopted a Rule 12b-1 distribution plan but has no present intention of paying or accruing the 12b-1 fee under the plan. If the Portfolio were paying or accruing the 12b-1 fee, the Portfolio would be able to pay up to 0.25% of its average daily net Portfolio assets for the 12b-1 fee. See "Distribution of Fund Shares" in the Portfolio prospectus.

(c) Fund expenses for Small Cap Strategies Fund II and Strategic Income Fund II based on estimates.

EXAMPLES*

A.  CONTRACTS/ALL OWNERS UNDER 61

If you SURRENDER your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:

IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                 1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------  -------   -------   -------   --------
Federated American Leaders Fund II..........................      84       118       146        238
Federated Equity Income Fund II.............................      84       120       149        243
Federated Fund for U.S. Gov't Securities II.................      84       117       145        234
Federated Growth Strategies Fund II.........................      84       118       145        236
Federated High Income Bond Fund II..........................      83       115       141        227
Federated International Equity Fund II......................      88       129       165        275
Federated Prime Money Fund II...............................      83       116       142        229
Federated Small Cap Strategies Fund II......................      85       123       154        253
Federated Strategic Income Fund II..........................      84       117       145        234
Federated Utility Fund II...................................      85       121       150        246

If you COMMENCE AN ANNUITY payment option, or DO NOT SURRENDER your contract, you would pay the following cumulative expenses on a $1000 investment, assuming a 5% annual return on assets:

IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                 1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------  -------   -------   -------   --------
Federated American Leaders Fund II..........................      21        64       110        238
Federated Equity Income Fund II.............................      21        66       113        243
Federated Fund for U.S. Gov't Securities II.................      21        63       109        234
Federated Growth Strategies Fund II.........................      21        64       109        236
Federated High Income Bond Fund II..........................      20        61       105        227
Federated International Equity Fund II......................      25        75       129        275
Federated Prime Money Fund II...............................      20        62       106        229
Federated Small Cap Strategies Fund II......................      22        69       118        253
Federated Strategic Income Fund II..........................      21        63       109        234
Federated Utility Fund II...................................      22        67       114        246

B.  CONTRACTS/ONE OR MORE OWNERS 61 OR OLDER

If you SURRENDER your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:

IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                 1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------  -------   -------   -------   --------
Federated American Leaders Fund II..........................      86       124       156        258
Federated Equity Income Fund II.............................      86       126       159        263
Federated Fund for U.S. Gov't Securities II.................      86       123       155        255
Federated Growth Strategies Fund II.........................      86       124       155        256
Federated High Income Bond Fund II..........................      85       121       151        248
Federated International Equity Fund II......................      90       135       175        295
Federated Prime Money Fund II...............................      85       122       152        250
Federated Small Cap Strategies Fund II......................      87       129       164        273
Federated Strategic Income Fund II..........................      86       123       155        255
Federated Utility Fund II...................................      87       127       160        266

If you COMMENCE AN ANNUITY payment option, or DO NOT SURRENDER your contract, you would pay the following cumulative expenses on a $1000 investment, assuming a 5% annual return on assets:

                                                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Federated American Leaders Fund II..........................      23        70       120        258
Federated Equity Income Fund II.............................      23        72       123        263
Federated Fund for U.S. Gov't Securities II.................      23        69       119        255
Federated Growth Strategies Fund II.........................      23        70       119        256
Federated High Income Bond Fund II..........................      22        67       115        248
Federated International Equity Fund II......................      27        81       139        295
Federated Prime Money Fund II...............................      22        68       116        250
Federated Small Cap Strategies Fund II......................      24        75       128        273
Federated Strategic Income Fund II..........................      23        69       119        255
Federated Utility Fund II...................................      24        73       124        266

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
                            ------------------------

The foregoing tables and examples are included to assist you in understanding the transaction and operating expenses imposed directly or indirectly under the contracts and the Portfolios. Amounts for state premium taxes or similar assessments will also be deducted, where applicable.

See Appendix B for an explanation of the calculation of the amounts set forth above.

SUMMARY OF CONTRACT FEATURES

The following summary should be read in conjunction with the detailed information in this prospectus. Variations from the information appearing in this prospectus due to requirements particular to your state are described in supplements which are attached to this prospectus, or in endorsements to the contract as appropriate.

The contracts are designed to provide individuals with retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

"We," "our," and "us" mean Fortis Benefits Insurance Company. "You" and "your" mean a reader of this prospectus who is contemplating making purchase payments or taking any other action in connection with a contract.

Depending on the state that you live in, the contract that is issued to you may be as a part of a group contract or as an individual contract. Participation in a group contract will be evidenced by the issuance of a certificate showing your interest under the group contract. In other states, an individual contract will be issued to you. Both the certificate and the contract are referred to as a "contract" in this prospectus.

FREE LOOK

You have the right to examine a contract during a "free look" period after you receive the contract and return it for a refund of the amount of the then current contract value. However, in certain states where required by state law the refund will be in the amount of all purchase payments that have been made, without interest or appreciation or depreciation. The "free look" period is generally 10 days unless a longer time is specified on the face page of your contract.

PURCHASE PAYMENTS

The initial purchase payment under a contract must be at least $5,000 ($2,000 for a contract which is a part of a qualified plan). Additional purchase payments under a contract must be at least $500 (or $50 if part of a systematic investment plan). For contract issues in the state of Washington only, a single purchase payment may be made and no further purchase payments can be accepted. See "Issuance of a Contract and Purchase Payments."

ALLOCATION OF PURCHASE PAYMENTS

On the date that the contract is issued, except as hereafter explained, the initial purchase payment is allocated, as specified by you in the contract application, among one or more of the Portfolios, or to one or more of the guarantee periods in the Guarantee Periods Fixed Account (or to the General Account Fixed Account if the owner resides in a state in which the Guaranteed Periods Fixed Account is not offered), or to a combination thereof. If you reside in a state requiring a refund of all purchase payments under the "free look" privilege, the initial purchase payment will be allocated to the Federated Prime Money Fund II until the following number of days after we mail the contract to you: (1) the number of days in the "free look" period, plus (2) five days. After the expiration of the period, the contract value will be allocated to the fixed account and the Portfolios as directed by you. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that you may subsequently request in writing.

VARIABLE ACCOUNT INVESTMENT OPTIONS

Each of the subaccounts of the Variable Account invests in shares of a Portfolio. Contract value in each of the subaccounts of the Variable Account will vary to reflect the investment experience of each of the corresponding Portfolios, as well as deductions for certain charges.

Each Portfolio has a separate and distinct investment objective. A full description of the Portfolios and their investment objectives, policies, risks and expenses can be found in the current prospectus for the Portfolio, which accompanies this prospectus, and the Statement of Additional Information for the Portfolio which is available upon request. (See Appendix D which contains a summary of the investment objectives of each Portfolio.)

FIXED ACCOUNT INVESTMENT OPTIONS

Either a Guarantee Periods Fixed Account or a General Account Fixed Account is available, depending upon your state of residence.

Any amount allocated by the owner to the Guarantee Periods Fixed Account earns a guaranteed interest rate. The level of the guaranteed interest rate depends on the length of the guarantee period selected by the owner. We currently make available ten different guarantee periods, ranging from one to ten years (less in some states where required by state limitations). If amounts are transferred, surrendered or otherwise paid out more than fifteen days before or after the end of the applicable guarantee period other than the one-year guarantee period, a Market Value Adjustment will be applied to increase or decrease the amount that is paid out. Accordingly, the Market Value Adjustment can result in gains or losses to you.

Any amount allocated to the General Account Fixed Account will accrue interest at a minimum effective annual rate plus such additional excess interest rate which we may declare from time-to-time.

For a more complete discussion of the Fixed Accounts investment option and the Market Value Adjustment, see "The Fixed Account."

TRANSFERS

During the Accumulation Period, you can transfer all or part of your contract value from one subaccount to another or into the Fixed Account and, subject to any Market Value Adjustment, from one guarantee period of a Guarantee Periods Fixed Account to another or into a subaccount. There are limitations on the frequency and amounts of transfers from the General Account Fixed Account. There is currently no charge for these transfers. We reserve the right to restrict the frequency of, or otherwise condition, terminate, or impose charges upon, transfers from a subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Value Transfers."

TOTAL OR PARTIAL SURRENDERS

Subject to certain conditions, all or part of the contract value may be surrendered by you before the earlier of (1) the Annuity Commencement Date, or
(2) if the owner is a non-natural person, the Annuitant's death. Amounts surrendered from the Guarantee Periods Fixed Account may be subject to a Market Value Adjustment. See "Total and Partial Surrenders" and "Market Value Adjustment." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

CHARGES AND DEDUCTIONS

We deduct daily charges at a percentage rate per annum of the value of the average net assets in the Variable Account for the mortality and expense risks we assume. The percentage rate for contracts issued where all owners are less than 61 years old at the time of purchase is 1.20%. The percentage rate for contracts issued where one or more owner is 61 years old, or older, at the time of purchase is 1.40%. Also, there may be state premium tax charges deducted from your contract value. See "Charges and Deductions."

ANNUITY PAYMENTS

The contract provides several types of annuity benefits to you or other persons you properly designate to receive such payments, including Fixed and Variable Annuity Options. You have considerable flexibility in choosing the Annuity Commencement Date. However, the tax implications of an Annuity Commencement Date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Options" and "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event of the death of the owner, or the Annuitant if the owner is a non-natural person, prior to the Annuity Commencement Date, a death benefit is payable. See "Benefit Payable on Death of Owner (or Annuitant)."

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

Certain rights you would otherwise have under a contract may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a contract is issued.

The record owner of the group variable annuity contract pursuant to which group certificates may be issued will be a bank trustee whose sole function is to hold record ownership of the contract or an employer (or the employer's designee) in connection with an employee benefit plan. In the latter cases, certain rights that a owner otherwise would have under a contract may be reserved instead by the employer.

TAX IMPLICATIONS

The tax implications for you or any other persons who may receive payments under a contract, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures of the contract should be directed to your sales representative, or Fortis Benefits' home office: P.O. Box 64273, St. Paul, Minnesota, 55164: 1-800-963-9222. Purchase payments and written requests should be mailed or delivered to the same home office address. All communications should include the contract number, the owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-963-9222.

Any purchase payment or other communication, except a free-look cancellation notice, is deemed received at Fortis Benefit's home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION

This prospectus contains no Accumulation Unit Information for the applicable subaccounts of the Variable Account because no contracts had been sold as of December 31, 1998 and therefore no Accumulation Units had been issued as of that date.

Audited financial statements of the available subaccounts of the Variable Account are not included in the Statement of Additional Information because those subaccounts have not yet commenced operations, have no assets or liabilities, and have received no income nor incurred any expenses as of the date of this prospectus.

Advertising and other sales materials may include yield and total return figures for the subaccounts of the Variable Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total return" is the total change in value of an investment in the subaccount over a period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

Financial information concerning Fortis Benefits is included in this prospectus under "Further Information About Fortis Benefits" and "Fortis Benefits Financial Statements."

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER

Fortis Benefits Insurance Company is the issuer of the contracts. At the end of 1998, Fortis Benefits had approximately $99 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis (NL)N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.

Fortis Benefits is a member of the Fortis Financial Group. That Group is a joint effort by Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc., and Fortis Insurance Company to offer financial products through the management, marketing and servicing of mutual funds, annuities and life insurance, and disability income products.

Fortis (NL)N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis
(B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL)N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $390 billion in assets at the end of 1998.

All of the guarantees and commitments under the contracts are general obligations of Fortis Benefits, regardless of whether you have allocated the contract value to the Variable Account or to the Fixed Account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the contracts.

THE VARIABLE ACCOUNT

The Variable Account is a segregated investment account of Fortis Benefits. Fortis Benefits established Variable Account D under Minnesota insurance law as of October 14, 1987. The Variable Account is an integral part of Fortis Benefits. However, the Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Assets in the Variable Account representing reserves and liabilities under these contracts and other variable annuity contracts issued by Fortis Benefits will not be chargeable with liabilities arising out of any other business of Fortis Benefits.

The Variable Account has a number of subaccounts. The assets in each subaccount are invested exclusively in one of the Portfolios listed on page one of this prospectus. Income and both realized and unrealized gains or losses from the assets of each subaccount of the Variable Account are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Variable Account or arising out of any other business we may conduct. We may add or eliminate new subaccounts as new Portfolios are added or eliminated.

THE PORTFOLIOS

You may choose from among a number of Portfolios. Each is a mutual fund available for purchase only as a funding vehicle for benefits under variable life insurance and variable annuities issued by Fortis Benefits and other life insurance companies. (See Appendix D for a summary of the investment objectives of each Portfolio.) Each Portfolio corresponds to one of the subaccounts of the Variable Account. The assets of each Portfolio are separate from the others, and each Portfolio operates as a separate investment portfolio whose performance has no effect on the investment performance of any other Portfolio. See the prospectus for each Portfolio for more detailed information for each Portfolio, such as its investment policies and restrictions, charges, risks associated with investing in it, and other aspects of its operations. A prospectus for the Portfolios you are considering must accompany this prospectus and you should read it together with this prospectus. Federated Advisers is the investment adviser for all of the Portfolios other than Federated International Equity Fund II, which is advised by Federated Global Research Corp. You may obtain any prospectus without charge from Fortis Benefits by calling 1-800-963-9222, or writing P.O. Box 64273, St. Paul, Minnesota 55164.

Fortis Benefits purchases and redeems Portfolios' shares for the Variable Account at their net asset value without any sales or redemption charges. We automatically reinvest any dividend or capital gain distributions attributable to contracts in shares of the Portfolio from which they are received at the Portfolio's net asset value on the date paid. These dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding Portfolio and increasing, by an equivalent value, the number of shares outstanding of the Portfolio. However, the value of your interest in the corresponding subaccount will not change as a result of any of these dividends and distributions.

Portfolios may also be available to registered separate accounts supporting variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of Fortis Benefits. Although Fortis Benefits does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the Portfolios. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and those of other companies, or some other reason. In the event of conflict, Fortis Benefits will take any steps necessary to protect you or your beneficiaries.

THE FIXED ACCOUNT

This prospectus offers interests in either of two Fixed Accounts, depending upon your state. The Fixed Accounts are (1) a Guarantee Periods Fixed Account or (2) a General Account Fixed Account. This prospectus refers to both of these Fixed Accounts as the Fixed Account unless a distinction is not relevant.

We offer a Guaranteed Periods Fixed Account in most states. However, in a limited number of states we offer a General Account Fixed Account in lieu of the Guarantee Periods Fixed Account. You should ask Fortis

Benefits or your account representative to determine which Fixed Account is available in your state. Charges under the contract are the same as when you allocate monies to the Variable Account, except that we do not impose the Variable Account charges for mortality and expense risk and administrative expenses (see Charges and Deductions--Charges Against the Variable Account) on amounts of Contract Value in the Fixed Account.

GUARANTEE PERIODS FIXED ACCOUNT

Any amount that you allocate to the Guarantee Periods Fixed Account earns a guaranteed interest rate beginning on the date of your allocation. This guaranteed interest rate continues for a number of years (not to exceed ten) that you select. At the end of this guarantee period, we will allocate your contract value in that guarantee period, including accrued interest, to a new guarantee period of the same length, unless we have received your written request to allocate this amount to a different guarantee period or periods or to one or more of the subaccounts. We must receive this written request at least three business days prior to the end of the guarantee period. The first day of the new guarantee period (or other reallocation) will be the day after the end of the prior guarantee period. We will notify you at least 45 days, and not more than 75 days, prior to the end of any guarantee period.

We currently make available ten different guarantee periods, ranging from one to ten years. All ten of these guarantee periods may not be available in some states because of state limitations. Each guarantee period has its own guaranteed interest rate, which may differ from those for other guarantee periods. From time to time we will, at our discretion, change the guaranteed interest rate for future guarantee periods of various lengths. These changes will not affect the guaranteed interest rates being paid on guarantee periods that have already commenced. Each allocation or transfer of an amount to a guarantee period commences the running of a new guarantee period for that amount. The amount will earn a guaranteed interest rate that will continue unchanged until the end of that period. The guaranteed interest rate will never be less than an effective annual rate of 3%.

Fortis Benefits declares the guaranteed interest rates from time to time as market conditions dictate. Fortis Benefits advises you of the guaranteed interest rate for a chosen guarantee period:

    - at the time we receive a purchase payment; we effect a transfer, or we renew a guarantee period.

Fortis Benefits has no specific formula for determining the guaranteed interest rates for the guarantee periods. The rate may be influenced by, but not necessarily correspond to, interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. See "Investments by Fortis Benefits." In determining guaranteed interest rates, may also consider, among other factors,

    - the duration of a guarantee period,

    - regulatory and tax requirements,

    - our sales and administrative expenses,

    - our assumed risks,

    - our profitability objectives, and

    - general economic trends.

FORTIS BENEFITS' MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED. FORTIS BENEFITS CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF AN EFFECTIVE ANNUAL RATE OF 3%.

You may get information about the guaranteed interest rates applicable to the various guarantee periods at any time from our home office or from your sales representative.

MARKET VALUE ADJUSTMENT

We usually apply a Market Value Adjustment:

    - for contracts with amounts allocated to the Guarantee Periods Fixed
      Account,

    - to any Fixed Account Value that we (1) pay out on surrender, (2) transfer,
      (3) apply to an annuity option, or (4) pay out as a single sum in lieu of an annuity,

    - before the end of the guarantee period in which we hold the Fixed Account.

However, we do not apply a Market Value Adjustment to any Fixed Account Value that we:

    - pay out during the period beginning fifteen days before, and 15 days after, the end of a guarantee period in which we hold Fixed Account Value;

    - we pay out, or transfer, to the Variable Account, on an automatic periodic basis under a formal Fortis Benefits program for that purpose, which may be subject to conditions and limitations in your state (see your sales representative for information about program availability and conditions and limitations in your state);

    - pay out as a death benefit under a contract; or

    - pay out, or transfer, from the one-year guarantee period.

The Market Value Adjustment may increase or decrease the amount of Fixed Account Value being withdrawn or transferred. The comparison of two guaranteed interest rates determines whether the Market Value Adjustment produces an increase or a decrease. The first rate to compare is the guaranteed interest rate for the amount being transferred or withdrawn. The second rate is the guaranteed interest rate then being offered for new guarantee periods of the same duration as that remaining in the guarantee period from which the Fixed Account Value are being withdrawn or transferred. If the first rate exceeds the second by more than 1/2%, the Market Value Adjustment produces an increase. If the first rate does not exceed the second by at least 1/2%, the Market Value Adjustment produces a decrease. Sample calculations are shown in Appendix A.

The Market Value Adjustment will be determined by multiplying the amount being withdrawn or transferred from the guarantee period (before deduction of any applicable surrender charge) by the following factor:

            1 + I            n / 12
        ( ----------)               - 1
         1 + J + .005
where,

    - I is the guaranteed interest rate being credited to the amount being withdrawn from the existing guarantee period,

    - J is the guaranteed interest rate then being offered for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period (rounded up to the next higher number of years), and

    - N is the number of months remaining in the existing guarantee period (rounded up to the next higher number of months).

GENERAL ACCOUNT FIXED ACCOUNT

We hold amounts that you allocate to the General Account Fixed Account in the general account of Fortis Benefits. We have not registered interests in the General Account Fixed Account under the Securities Act of 1933, and we have not registered the General Account Fixed Account as an investment company under the Investment Company Act of 1940, because of exemptive and exclusionary provisions. Accordingly, neither the General Account Fixed Account nor any interests in that Account are subject to these Acts and, the staff of the Securities and Exchange Commission has not reviewed the disclosures in the prospectus relating to the General Account Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For contracts with amounts allocated to the General Account Fixed Account, this prospectus serves as a disclosure document only for the aspects of the contract involving the Variable Account. This prospectus contains only selected information regarding the General Account Fixed Account. You can get more information about the General Account Fixed Account from Fortis Benefits' home office or from your sales representative.

Fortis Benefits guarantees that the contract value in the General Account Fixed Account will accrue interest at an effective annual rate of at least 3%, independent of the actual investment experience of the general account. We may, at our sole discretion, credit higher rates of interest. However, we have no obligation to credit interest in excess of the guaranteed rate of 3% per year. We will not modify any interest rate in excess of 3% per year for any amount in the General Account Fixed Account more than once each calendar year. We will quote any higher rate of interest at an effective annual rate. The rate of any excess interest that we initially or subsequently credit to any amount can in many cases vary, depending on when you originally allocated that amount to the General Account Fixed Account. Once credited, we:

    - make such interest part of the contract value in the General Account Fixed Account,

    - guarantee the interest, and

    - subject the interest to applicable fees and charges.

GENERAL ACCOUNT FIXED ACCOUNT TRANSFERS

Transfers out of the General Account Fixed Account have special limitations. Prior to the Annuity Commencement Date, you may transfer part or all of the contract value from the General Account Fixed Account to the Variable Account, provided that:

(1)  no more than one such transfer is made each contract year,

(2) no more than 50% of the General Account Fixed Account value is transferred at any time (unless the balance in the General Account Fixed Account after the transfer would be less than $1,000, in which case we may transfer up to the entire balance),

(3) at least $1,000 is transferred at any one time (or, if less, the entire amount in the General Account Fixed Account), and

(4)  you may not make a transfer into the General Account Fixed
     Account within six months after a transfer out of that Account. Nevertheless, we may, in our discretion, permit a continuing request for transfer of lesser specified amounts automatically on a periodic basis. However, we reserve the right to discontinue or modify any such arrangements in our discretion. You may make no transfer from the General Account Fixed Account after the Annuity Commencement Date.

INVESTMENTS BY FORTIS BENEFITS

Our obligations with respect to the Guarantee Periods Fixed Account and the General Account Fixed Account are legal obligations of Fortis Benefits. Our general account assets support the obligations, as well as the obligations we incur under other insurance and annuity contracts. Investments purchased with amounts allocated to both Fixed Accounts are the property of Fortis Benefits, and you have no legal rights in such investments. We have sole discretion over the investment of assets in our general account and in the Fixed Account, subject to applicable law.

We will invest amounts in the Fortis Benefits' general account and the Fixed Account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments, within specified limits and subject to certain standards and limitations. See "Fortis Benefits' Financial Statements" for information on Fortis Benefits' investments. Fortis Advisers Inc. manages amounts held in the general account and in the Fixed Account.

Fortis Benefits intends to consider the return available on the instruments in which the Fixed Account invests, when Fortis Benefits establishes guaranteed interest rates. This return is only one of many factors that we consider in determining the guaranteed interest rates. See "Guarantee Periods Fixed Account."

Fortis Benefits generally expects to invest the amounts that you allocate to the Fixed Account in debt instruments that approximately match Fortis Benefits' liabilities with regard to (1) the guarantee periods for purchase payments allocated to Guarantee Periods Fixed Accounts and (2) expected holding periods for purchase payments allocated to the General Account Fixed Account. Fortis Benefits expects that these will include primarily the following types of debt instruments:

(1) securities issued by the United States Government or its agencies or instrumentalities, which securities may or may not be guaranteed by the United States Government;

(2) debt securities which have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's

     Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB), or any other nationally recognized rating service;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody's or Standard & Poor's, we deem to have an investment quality comparable to securities that may be purchased as stated above; and

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Nevertheless, Fortis Benefits has no obligation to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws and regulations.

ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

Fortis Benefits reserves the right to reject any application for a contract or any purchase payment for any reason. If we accept your issuing instructions in the form received, we will credit the initial purchase payment within two Valuation Dates after the later of (1) receipt of the issuing instructions or,
(2) receipt of the initial purchase payment at Fortis Benefits' home office. If we cannot credit the initial purchase payment within five Valuation Dates after receipt because the issuing instructions are incomplete, we will return the initial purchase payment, unless you consent to our retaining the initial purchase payment and crediting it as of the end of the Valuation Period in which the necessary requirements are fulfilled. The initial purchase payment must be at least $5,000 ($2,000 for a contract issued pursuant to a qualified plan).

The date that we apply the initial purchase payment to the purchase of the contract is also the contract issue date. The contract issue date is the date used to determine contract years, regardless of when we deliver the contract. Our crediting of investment experience in the Variable Account, or a fixed rate of return in the Fixed Account, generally begins as of the contract issue date.

You may make additional purchase payments at any time after the contract issue date and prior to the Annuity Commencement Date, as long as the Annuitant is living. You must transmit purchase payments (together with any required information identifying the proper contracts and account to be credited with purchase payments) to our home office. We credit additional purchase payments to the contract, and add to the contract value, as of the end of the Valuation Period in which we receive the payments in good order.

Each additional purchase payment must be at least $500 (or $50 if part of a systematic investment plan). The total of all purchase payments for all Fortis Benefits annuities having the same owner or annuitant, may not exceed $1 million (not more than $500,000 allocated to the Fixed Account) without Fortis Benefits' prior approval. We reserve the right to modify this limitation at any time.

You may make purchase payments in excess of the initial minimum by monthly draft against a bank account, if you have completed and returned to us a special systematic investment authorization form. You may get the form from your sales representative or from our home office. We can also arrange for you to make purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Benefits Insurance Company.

We may cancel any contract with a contract value of less than $1,000 on any Valuation Date. We will notify the owner at least 90 days in advance of our intention to cancel the contract. We would consider a cancellation to be a full surrender of the contract.

CONTRACT VALUE

Contract value is the total of any Variable Account value in all the subaccounts of the Variable Account, plus any Fixed Account value.

The contract guarantees no minimum Variable Account value. You bear the entire investment risk for the contract value that you allocate to the Variable Account.

DETERMINATION OF VARIABLE ACCOUNT VALUE. A contract's Variable Account value is based on (1) the number of Accumulation Units and (2) Accumulation Unit values that we determine on each Valuation Date. The value of an Accumulation Unit for a subaccount on any Valuation Date is equal to the previous value of that subaccount's Accumulation Unit multiplied by that subaccount's net investment factor (discussed below) for the Valuation Period ending on that Valuation Date. At the end of any Valuation Period, a contract's Variable Account value in a subaccount is equal to the number of Accumulation Units in the subaccount times the value of one Accumulation Unit for that subaccount.

The number of Accumulation Units in each subaccount is equal to:

    - Accumulation Units purchased at the time that any purchase payments or transferred amounts are allocated to the subaccount; less

    - Accumulation Units redeemed to pay for the portion of any transfers from or partial surrenders allocated to the subaccount; less

    - Accumulation Units redeemed to pay charges under the contract.

NET INVESTMENT FACTOR. The net investment factor for a subaccount is determined by dividing (1) the net asset value per share of the Portfolio shares held by the subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the Portfolio shares held by the subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operation of the subaccount or any other taxes which are attributable to this contract, by (2) the net asset value per share of the Portfolio shares held in the subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

If a subaccount's net investment factor is greater than one, the subaccount's Accumulation Unit value has increased. If the net investment factor is less than one, the subaccount's Accumulation Unit value has decreased.

DETERMINATION OF FIXED ACCOUNT VALUE. Fortis Benefits guarantees a contract's Fixed Account value. Therefore, Fortis Benefits bears the investment risk for amounts allocated to the Fixed Account, except to the extent that:

(1) Fortis Benefits may vary the guaranteed interest rate for future guarantee periods for Guarantee Periods Fixed Accounts and the current interest for General Account Fixed Accounts (subject to the 3% effective annual minimum) and

(2)  the Market Value Adjustment for Guarantee Periods Fixed
     Accounts imposes investment risks on you.

The contract's Fixed Account value on any Valuation Date is equal to the following amounts, in each case increased by accrued interest:

    - The amount of purchase payments or transferred amounts allocated to the Fixed Account; less

    - The amount of any transfers or surrenders out of the Fixed Account.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

ALLOCATION OF PURCHASE PAYMENTS. In your application for a contract, you may allocate purchase payments, or portions of payments, to the:

    - available subaccounts of the Variable Account or

    - the Fixed Account (and to guarantee periods within the Fixed Account for contracts issued in states where the Guarantee Periods Fixed Account is offered), or

    - a combination of the Variable Account or Fixed Account.

Percentages must be in whole numbers. The total allocation must equal 100%. You may change the percentage allocations for future purchase payments, without charge, at any time by sending a written request to Fortis Benefits' home office. Changes in the allocation of future purchase payments will be effective on the date we receive your written request.

TRANSFERS. You may transfer contract value:

    - from one available subaccount to another or into the Fixed Account,

    - from the Fixed Account to one of the available subaccounts, or

    - in the case of a Guarantee Periods Fixed Account, transfers from one guarantee period to another guarantee period.

You must request transfers by written request to Fortis Benefits' home office, or by telephone transfer as described below. We currently impose no charge for any transfer. However, transfers from a guarantee period other than the one-year guarantee period of a Guarantee Period Fixed Account that are (1) more than fifteen days before or after the expiration thereof, or (2) are not a part of a formal Fortis Benefits program for the transfer of earnings of the Fixed Account, may be subject to a Market Value Adjustment. See "Market Value Adjustment." We restrict transfers of contract value from the general account Fixed Account in both amount and timing. See "Fixed Account--General Account Fixed Account--General Account Fixed Account Transfers."

The minimum transfer from a subaccount or guarantee period is the lesser of $1,000 or all of the contract value in the subaccount or Fixed Account. Nevertheless, we may permit a continuing request for transfers of lesser specified amounts automatically on a periodic basis. However, we reserve the right to restrict the frequency of transfers or to otherwise condition, terminate or impose charges (not to exceed $25 per transfer) upon transfers. We will count all transfers between and among the subaccounts of the Variable Account and the Fixed Account as one transfer, if all the transfer requests are made at the same time as part of one request. We will execute the transfers and determine all values in connection with transfers as of the end of the Valuation Period in which we receive the transfer request. We will add or deduct respectively from the transferred amount the amount of any positive or negative Market Value Adjustment associated with a transfer from a guarantee period of the Guarantee Periods Fixed Account.

Certain restrictions on very substantial allocations to any one subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

TOTAL SURRENDERS. You may surrender all of the cash surrender value at any time during the life of the Annuitant and prior to the Annuity Commencement Date. You must request total surrender by a written request sent to Fortis Benefits' home office. We reserve the right to require that the contract be returned to us prior to making payment, although this will not affect our determination of the amount of the cash surrender value. Cash surrender value is:

    - the contract value at the end of the Valuation Period during which Fortis Benefits receives the written request for total surrender at its home office, less

    - any applicable surrender charge and plus or minus

    - any applicable Market Value Adjustment. See "Market Value Adjustment."

We must receive the written consent of all collateral assignees and irrevocable beneficiaries prior to any total surrender. We will generally pay surrenders from the Variable Account within seven days of the date of receipt by Fortis Benefits' home office of the written request. We may postpone payment, however, in certain circumstances. See "Postponement of Payment."

The amount we pay upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total purchase payments you made. After a surrender of the cash surrender value or at any time the contract value is zero, all rights of the owner, Annuitant, or any other person will terminate.

PARTIAL SURRENDERS. You may surrender a portion of the Fixed Account value and/or the Variable Account at any time during the life of the Annuitant and prior to the Commencement Date. You must request partial surrender by a written request sent to Fortis Benefits' home office. We will not accept a partial surrender request unless the net proceeds payable to you are at least $1,000. Fortis Benefits will surrender the entire cash surrender value under the contract, if the total contract value in both the Variable Account and Fixed Account would be less than $1,000 after the partial surrender.

You should specify the subaccounts of the Variable Account, or guarantee periods of the Fixed Account if applicable, that you wish to partially surrender. If you do not specify, we take the partial surrender from the subaccounts and the Fixed Account on a pro rata basis.

We will surrender Accumulation Units from the Variable Account and/ or dollar amounts from the Fixed Account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. We will reduce the amount payable to you by:

    - any applicable surrender charge and

    - if the surrender is from a guarantee period, other than the one-year guarantee period, by any applicable negative Market Value Adjustment, or increased by any positive Market Value Adjustment unless the surrender is
      (1) within 15 days before or after the expiration of a guarantee period, or (2) is a part of a formal Fortis Benefits program for the transfer of earnings from the Fixed Account.

The partial surrender will be effective at the end of the Valuation Period in which Fortis Benefits receives the written request for partial surrender at its home office. We will pay partial surrenders as we describe above for total surrenders.

The Internal Revenue Code imposes a penalty tax on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters." Also,
Section 403(b) of the Internal Revenue Code, bars distributions of voluntary salary reduction amounts under tax deferred annuity contracts: prior to one of the following events: (1) attainment of age 59 1/2 by the employee or, (2) the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

TELEPHONE TRANSACTIONS

You or your representative may make certain requests under the contract by telephone if we have a written telephone authorization on file. These include requests for (1) transfers, (2) withdrawals, and (3) changes in purchase payment allocation instructions, dollar-cost averaging, Portfolio rebalancing program and systematic withdrawal. Our home office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among others, (1) requiring some form of personal identification such as your address and social security number prior to acting upon instructions received by telephone, (2) providing written confirmation of such transactions, and/or (3) tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. We may be liable for any losses due to unauthorized or fraudulent instructions if we do not employ reasonable procedures. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

BENEFIT PAYABLE ON DEATH OF OWNER (OR ANNUITANT)

If the owner dies prior to the Annuity Commencement Date, we will pay a death benefit. If there is more than one owner, we will pay the death benefit upon the first death. If the owner is a non-natural person, we will pay a death benefit upon the death of the Annuitant prior to the Annuity Commencement Date. In this case, if more than one Annuitant has been named, we will pay the death benefit payable upon the death of an Annuitant only upon the death of the last survivor of the Annuitants so named.

The term "decedent" in the death benefit description below refers to the death of the owner unless the owner is a non-natural person. In that case, we will read that term to refer to the death of the Annuitant. Also, the death benefit description refers to the age of the owner. If the owner is a non-natural person, the relevant age that we use will instead be that of the Annuitant.

Additionally, the death benefit description makes reference to "Pro Rata Adjustments." A Pro Rata Adjustment is calculated separately for each withdrawal, creating a decrease in the death benefit proportional to the decrease the withdrawal makes in the contract value. Pro Rata Adjustments are made for amounts withdrawn for partial surrenders and any associated surrender charge (which we shall deem to be an amount withdrawn).

The death benefit will be different if all of the owners are less than 61 years old than if one or more of them is 61 years old, or older, when the contract is purchased.

BENEFIT/ALL OWNERS LESS THAN 61. If all of the owners are less than 61 years old, when the contract is purchased, the death benefit will be the greatest of
(1), (2), or (3), as follows:

(1)  The contract value as of the date used for valuing the death benefit.

(2) The highest Anniversary Value on each of the contract's anniversaries prior to the earlier of: (a) the decedent's death, or (b) the owner's attainment of age 80.

    An Anniversary Value is equal to:

(i)    the contract value on the anniversary, plus

(ii) any purchase payments made since the anniversary, reduced by

(iii) pro rata adjustments for any withdrawals made since the anniversary.

(3) If the decedent dies prior to the date the owner reaches age 80, the amount of the death benefit is the sum of:

(i) the accumulation (without interest) of purchase payments, reduced by pro rata adjustments for any withdrawals; plus

(ii) an amount equal to interest on such net accumulation value, as it is adjusted for each applicable purchase payment and pro rata adjustment, at an effective annual rate of 4.0% (3% for policies issued in the State of Washington).

    The resulting amount will be referred to as the "Roll-up Amount."

    If the decedent dies on or after the date the owner reaches age 80, the amount of the death benefit is equal to:

(iii)  the "Roll-up Amount" as of the date the owner reached age
       80; plus

(iv) the accumulation (without interest) of purchase payments made on or after the date the owner reach age 80; reduced by

(v) pro rata adjustments for any withdrawals made on or after the date the owner reached age 80.

    We describe the pro rata adjustments referred to above more fully in Appendix E at the end of this prospectus.

BENEFIT/ONE OR MORE OWNERS 61. If one or more of the owners is 61 years old, or older, when the contract is purchased, the death benefit will be the same as provided above, except that all references to age 80 in (2) and (3) are changed to age 75.

See Appendix C for sample death benefit calculations.

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our home office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a written request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The Beneficiary may (1) receive a single sum payment, which terminates the contract, or (2) select an annuity option. If the Beneficiary selects an annuity option, he or she will have all the rights and privileges of a payee under the contract. If the Beneficiary desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: (1) a copy of a certified death certificate; (2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death.

The Internal Revenue Code requires that a Non-Qualified Contract contain certain provisions about an owner's death. We discuss these provisions below under "Federal Tax Matters--Required Distributions for Non-Qualified contracts." It is imperative that Written Notice of the death of the owner be promptly transmitted to us at our home office, so that we can make arrangements for distribution of the entire interest in the contract to the Beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the contract not being treated as an annuity contract for federal income tax purposes, with possible adverse tax consequences.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

You may specify an Annuity Commencement Date, up to age 110, in your application. The Annuity Commencement Date marks the beginning of the period during which an Annuitant or other payee that you designate receives annuity payments under the contract. The Annuity Commencement Date must be at least two years after the date of issue of your contract.

The Internal Revenue Code may impose penalty taxes on amounts distributed either too soon or too late, depending on the type of retirement arrangement involved. See "Federal Tax Matters." You should consider this carefully in selecting or changing an Annuity Commencement Date.

You must submit a written request to us in order to advance or defer the Annuity Commencement Date. We must receive the request at our home office at least thirty days before the then-scheduled Annuity Commencement Date. The new Annuity Commencement Date must also be at least thirty days after we receive your written request. You have no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

We may pay the entire contract value, rather than apply the amount to an annuity option, if the contract value at the end of the Valuation Period that contains the Annuity Commencement Date is less than $1,000. We would make the payment in a single sum to the Annuitant or other payee chosen by the owner and cancel the contract. We would not impose any change other than the premium tax charge.

Otherwise, Fortis Benefits will apply (1) the Fixed Account value to provide a Fixed Annuity Option and (2) the Variable Account value in any subaccount to provide a Variable Annuity Option using the same subaccount, unless you have notified us by written request to apply the Fixed Account value and Variable Account value in different proportions. We must receive any written request at our home office at least 30 days before the Annuity Commencement Date.

We will make annuity payments under a Fixed or Variable Annuity Option on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If you name more than one person as an Annuitant, you may elect to name one of such persons to be the sole Annuitant as of the Annuity Commencement Date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50 ($20 in Texas).

The amount of each annuity payment will depend on (1) the amount of contract value applied to an annuity option, (2) the form of annuity selected and (3) the age of the Annuitant. For information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefits plans, see "Calculations of Annuity Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity option selected. The dollar amount of variable annuity payments varies during the annuity period based on changes in Annuity Unit Values for the subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

The amount of an annuity payment depends on the average effective net interest return of a subaccount during the period since the preceding payment, as follows:

    - if the return is HIGHER than 3% annually, the Annuity Unit Value will INCREASE, and the second payment will be HIGHER than the first; and

    - if the return is LOWER than 3% annually, the Annuity Unit Value will DECREASE, and the second payment will be LOWER than the first.

"Net investment return," for this purpose, refers to the subaccount's overall investment performance, after deduction of the mortality and expense risk and administrative expense charges, (See "Charges and Deductions--Charges Against the Variable Account.") We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses.

TRANSFERS. A person receiving annuity payments may make up to four transfers a year among subaccounts. The current procedures and conditions for these transfers are the same as we describe above under "Allocation of Purchase Payments and Contract Value Transfers." We do not permit transfers from a Fixed Annuity Option during the Annuity Period.

ANNUITY OPTIONS

You may select an annuity option, or change a previous selection, by written request. We must receive your request at least 30 days before the Annuity Commencement Date. You may select one annuity form, but payments under that form may be on a combination fixed and variable basis. If no annuity form selection is in effect on the Annuity Commencement Date, we usually automatically apply Option B (described below), with payments guaranteed for ten years. However, federal pension law may require that we make any default payments, under certain retirement plans, pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

Your contract offers the following options for fixed and variable annuity payments. Under each of the options, we make payments as of the first Valuation Date of each monthly period, starting with the Annuity Commencement Date.

OPTION A, LIFE ANNUITY. We make no payments after the annuitant dies. It is possible for the Annuitant to receive only one payment under this option, if the Annuitant dies before the second payment is due.

OPTION B, LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS TO 20 YEARS. We continue payments as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed payments, we continue installments of the guaranteed payments to the beneficiary.

OPTION C, JOINT AND FULL SURVIVOR ANNUITY. We continue payments as long as either the Annuitant or the joint Annuitant is alive. We stop payments when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees to receive only one payment under this option, if both Annuitants die before the second payment is due.

OPTION D, JOINT AND ONE-HALF CONTINGENT SURVIVOR ANNUITY. We continue payments as long as either the Annuitant or the joint Annuitant is alive. If the Annuitant dies first, we continue payments to the joint Annuitant at one-half the original amount. If the joint Annuitant dies first, we continue payments to the Annuitant at the original full amount. We stop payments when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees to receive only one payment under this option, if both Annuitants die before the second payment is due.

We also have other annuity options available. You can get information about them from your sales representative or by calling or writing to our home office.

DEATH OF ANNUITANT OR OTHER PAYEE

The amounts that we generally pay on the death of the annuitant during the Annuity Period are the continuation of annuity payments (1) for any remaining guarantee period or (2) for the life of any joint Annuitant. In all such cases, the person entitled to receive payments also receives any rights and privileges under the annuity option in effect.

We describe additional rules applicable to such distributions under Non-Qualified contracts under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts." Our description does not apply to contracts issued in connection with qualified plans, but similar rules apply to the plans themselves.

CONTRACT OWNER SERVICES

DOLLAR COST AVERAGING. If you reside in a state where we offer the General Account Fixed Account, you can elect when you apply for your contract to allocate your initial purchase payment to a special account in the Fixed Account where it will be credited with interest at a guaranteed fixed rate. Amounts will be transferred from the special account to a designated Portfolio on a periodic basis over a designated period of time. If you request a transfer (other than the dollar cost averaging transfers) or a withdrawal from amounts in the special account, the dollar cost averaging program will end. Any amounts remaining in the dollar cost averaging special account will, unless otherwise directed, immediately be transferred to the other options according to your previous allocation instructions we have on file.

You can also elect at any time to have money in one of the available investment allocation options transferred on a systematic basis over a designated period of time to one or more of the other available Portfolios.

Dollar cost averaging does not assure a profit or protect against a loss should market prices decline. Transfers under this program do not count against any limitations otherwise provided limiting transfers among the available investment options. Ask your Fortis representative about the specific terms of the dollar cost averaging programs currently available.

REBALANCING. You can have your contract value automatically readjusted among the available investment allocation options on a selected periodic basis. The amounts you have in each selected available investment allocation option will grow or decline in value at different rates during each time period. Rebalancing is intended to transfer amounts among the chosen available investment allocation options in order to retain the allocation percentages you specify. Rebalancing does not assure a profit or protect against a loss should market prices decline and should be reviewed periodically, as your needs may change. Transfers under this program do not count against any limitations otherwise provided limiting transfers among the available investment options. Ask your Fortis representative about the specific terms of the rebalancing program currently available.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

We deduct state premium taxes as follows:

    - when imposed on purchase payments, we pay the amount on your behalf and deduct the amount from your contract value upon (1) our payment of surrender proceeds or death benefit or (2) annuitization of a contract; or

    - when imposed at the time annuity payments begin, we deduct the amount from your contract value on a pro-rata basis from the then-current Fixed Account value and, by redemption of Accumulation Units, the then-current Variable Account value in each subaccount.

Applicable premium tax rates depend upon your place of residence. Rates can change by legislation, administrative interpretations, or judicial acts.

CHARGES AGAINST THE VARIABLE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. We assess each subaccount of the Variable Account with a daily charge for mortality and expense risk at a nominal annual rate as follows:

    - If all of the owners of a contract are less than 61 years old when the contract is purchased, the rate is 1.10% of the average daily net assets of the Variable Account.

    - If one or more of the owners of the contract is 61 years old, or older, the rate is 1.30% of the average daily net assets of the Variable Account.

We assess this charge during both the Accumulation Period and the Annuity Period. We guarantee not to increase this charge for the duration of the contract.

The mortality risk borne by Fortis Benefits arises from its obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. In addition, Fortis Benefits bears a mortality risk in that it guarantees to pay a death benefit upon the death of an Annuitant or owner prior to the Annuity Commencement Date.

The expense risk we assume is that actual expenses incurred in connection with issuing and administering the contract will exceed the limits on administrative charges set in the contract.

We bear the loss if the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed. Conversely, we profit if the amount deducted proves more than sufficient.

ADMINISTRATIVE EXPENSE CHARGE. We assess each subaccount of the Variable Account with a daily charge at an annual rate of .10% of the average daily net assets of the subaccount. We assess this charge during both the Accumulation Period and the Annuity Period. This charge helps cover administrative costs such as those incurred in issuing contracts, establishing and maintaining the records relating to contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing contract transactions. There is no necessary relationship between the amount of administrative charges assessed on a given contract and the amount of expenses actually incurred for that contract.

TAX CHARGE

We currently impose no charge for taxes payable by us in connection with the contract, other than for applicable premium taxes. We reserve the right to impose a charge for any other taxes that may become payable by us in the future for the contracts or the Variable Account.

The charges against the Variable Account described above are for the purposes described and Fortis Benefits may receive a profit as a result of these charges.

SURRENDER CHARGE

We deduct no sales charge from purchase payments. We deduct a surrender charge on certain total or partial surrenders. We use the revenues from the surrender charge to partially pay our expenses in the sale of the contracts, including (1) commissions, (2) promotional, distribution and marketing expenses, and (3) costs of printing and distribution of prospectuses and sales material.

FREE SURRENDERS. Subject to the deemed order of withdrawal rules set forth below, you can withdraw the following amounts from the contract without a surrender charge:

    - Any purchase payments that we received more than seven years before the surrender date and that you have not previously surrendered;

    - Any earnings that you have not previously surrendered;
    - In any contract year, up to 10% of the purchase payments that we received less than seven years before the surrender date (whether or not you have been previously surrendered the purchase payments).

We determine the portion of a surrender qualifying for free surrender treatment by deeming amounts to be withdrawn in the following order:

    - For contracts issued where all of the owners of the contract were less than 61 years old when the contract was purchased:

1. purchase payments that we received more than seven years before the surrender date, and therefore not subject to a surrender charge.

2. 10% of purchase payments that we received less than seven years before the surrender date.

3. purchase payments that we received less than seven years before the surrender date and that you have not previously surrendered.

4.     earnings.

    - For contracts issued where one or more of the owners of the contract was 61 years old, or older, when the contract was purchased:

1.     earnings.

2. purchase payments that we received more than seven years before the surrender date, and therefore not subject to a surrender charge.

3. 10% of purchase payments that we received less than seven years before the surrender date.

4. purchase payments that we received less than seven years before the surrender date and that you have not previously surrendered.

We impose no surrender charge on (1) annuitization or (2) payment of a single sum because less than the minimum required contract value is available to provide an annuity at the Annuity Commencement Date, or (3) payment of any death benefit.

In addition, we have an administrative policy to waive surrender charges for full surrenders of contracts that have been in force for at least ten years if the amount then subject to the surrender charge is less than 25% of the contract value. We have offered the contracts only since 1999, and, therefore, we have made no waivers. We reserve the right to change or terminate this practice at any time, both for new and for previously issued contracts.

AMOUNT OF SURRENDER CHARGE. Surrender charges apply only if the amount being withdrawn exceeds the sum of the amounts listed above under Free Surrenders (that is, if the amount being withdrawn includes purchase payments that we received made less than seven years before the surrender date). The surrender charges are:

    NUMBER OF YEARS        SURRENDER CHARGE
    SINCE PURCHASE        AS A PERCENTAGE OF
  PAYMENT WAS APPLIED      PURCHASE PAYMENT
-----------------------  ---------------------
      Less than 3                     7%
  At least 3 but less
         than 4                       5%
  At least 4 but less
         than 5                       4%
  At least 5 but less
         than 6                       3%
  At least 6 but less
         than 7                       2%
       7 or more                      0%

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent the surrender charge is insufficient, we will pay such costs from our general account assets. Those assets will include any profit that we derive from the mortality and expense risk charge.

NURSING CARE/HOSPITALIZATION WAIVER OF SURRENDER CHARGES. We deduct no surrender charge for a total or partial withdrawal

    - after a covered person has been confined in a hospital or skilled health care facility for at least 60 consecutive days and the covered person continues to be confined in the hospital or skilled care facility when the request is made; or

    - within 60 days following a covered person's discharge from a hospital or skilled health care facility after confinement of at least 60 consecutive days.

Confinement must begin after the effective date of this provision.

Covered persons are the contract owner or owners and the spouse of any contract owner if the spouse is the Annuitant. We will not waive surrender charges when a confinement is due to (1) substance abuse or (2) mental or personality disorders without a demonstrable organic disease. We consider a degenerative brain disease, such as Alzheimer's Disease, to be an organic disease.

MISCELLANEOUS

The Variable Account invests in shares of the Portfolios. Therefore, the net assets of the Variable Account will reflect the investment advisory fees and certain other expenses incurred by the Portfolios and described in their prospectuses.

GENERAL PROVISIONS

THE CONTRACTS

The entire contract includes any application, amendment, rider, endorsement and revised contract page. Only an officer of Fortis Benefits can agree to change or waive any provision of a contract. Any change or waiver must be in writing and signed by an officer of Fortis Benefits. The contracts are non-participating and do not share in dividends or earnings of Fortis Benefits.

POSTPONEMENT OF PAYMENT

With respect to amounts in the Portfolios of the Variable Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by us at our home office. However, Fortis Benefits may defer the determination, application or payment of any death benefit, transfer, partial or total surrender or annuity payment, to the extent dependent on Accumulation or Annuity Unit Values as follows: (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, (2) for any period during which any emergency exists as a result of which it is not reasonably practicable for Fortis Benefits to determine the investment experience for the Contract, or
(3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

Additionally, we may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. Fortis Benefits may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the Annuitant's age or sex was misstated, we pay the amount that the purchase payments paid would have purchased at the correct age and sex. If we make any overpayment because of incorrect information about age or sex, or any other miscalculation, we deduct the overpayment from the next payment due. We add underpayments to the next payment. We will credit or charge the amount of any adjustment with interest at the effective rate of 3% annually.

ASSIGNMENT

Owners and payees may assign their rights and interests under a Qualified Contract only in certain narrow circumstances referred to in the contract. Owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. Owners and payees must make a change in ownership rights in writing and send to Fortis Benefits' home office. The change will be effective on the date made, although we are not bound by a change until the date we record it.

The rights under a contract are subject to any assignment of record at the home office of Fortis Benefits. An assignment or pledge of a contract may have adverse tax consequences. See below under "Federal Tax Matters."

BENEFICIARY

You may name or change a beneficiary or a contingent beneficiary before the Annuity Commencement Date. You must send a written request of the change to Fortis Benefits. Certain retirement programs may require spousal consent to name or change a beneficiary. Applicable tax laws and regulations may limit the right to name a beneficiary other than the spouse. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payment we make or action we take before receiving the written request. We also need the consent of any irrevocably named person before making a requested change.

We will determine the Beneficiary, as follows, upon the death of an owner, or the Annuitant if the owner is a non-natural person, prior to the Annuity Commencement date:

    - If there is any surviving owner, the surviving owner will be the Beneficiary (this overrides any other beneficiary designation).

    - If there is no surviving owner, the Beneficiary will be the beneficiary designated by the owner.

    - If there is no surviving owner and no surviving beneficiary who has been designated by the owner, the estate of the last surviving owner will be the Beneficiary.

REPORTS

We will mail to the owner (or to the person receiving payments during the annuity period), at the last known address of record, any report and communication required by applicable law or regulation. You should therefore give us prompt written notice of any address change. This will include annual audited financial statements of the Portfolios, but not necessarily of the Variable Account or Fortis Benefits.

RIGHTS RESERVED BY FORTIS BENEFITS

Fortis Benefits reserves the right to make certain changes if, in its judgment, they would best serve the interests of owners and Annuitants or would be appropriate in carrying out the purposes of the contracts. We will make any change only as permitted by applicable laws. Fortis Benefits will obtain your approval of the changes and approval from any appropriate regulatory authority, if required by law.

Examples of the changes Fortis Benefits may make include:

    - To operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

    - To transfer any assets in any subaccount to another subaccount, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove subaccounts in the Variable Account.

    - To substitute, for the Portfolio shares held in any subaccount, the shares of another Portfolio or the shares of another investment company or any other investment permitted by law.

    - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the contract as an annuity.

    - To change the time or time of day at which a Valuation Date is deemed to have ended.

    - To make any other necessary technical changes in the contract in order to conform with any action the above provisions permit Fortis Benefits to take, including to change the way

      Fortis Benefits assesses charges, but without increasing, as to any then outstanding contract, the aggregate amount of the types of charges that Fortis Benefits has guaranteed.

DISTRIBUTION

Fortis Investors, Inc. ("Fortis Investors") is the principal underwriter of the contracts. The contracts will be sold by individuals who (1) are licensed by state insurance authorities to sell the contracts of Fortis Benefits and (2) registered representatives of broker-dealer firms or representatives of other firms that are exempt from broker dealer regulation. Fortis Investors and any other broker-dealer firm are (1) registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and (2) members of the National Association of Securities Dealers, Inc.

Fortis Investors will pay an allowance to selling brokers in varying amounts. Fortis Investors does not expect the allowance, under normal circumstances, to exceed 4.75% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year. Fortis Investors may, under certain flexible compensation arrangements, pay lesser or greater allowances and larger or smaller service fees to broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values that are approximately equivalent to the amounts of the selling allowances and service fees set forth above. Additionally, broker-dealer firms and exempt firms may qualify for additional compensation based upon meeting certain production standards. Fortis Investors may charge back commissions paid to others if the contract upon which the commission was paid is surrendered or cancelled within certain specified time periods.

Fortis Benefits paid a total of $30,567,607, $37,705,676 and $32,874,801 to
Fortis Investors for annuity contract distribution services during 1996, 1997 and 1998, respectively. Of these amounts, $7,531,629 in 1996, $5,091,431 in 1997 and $5,389,151 in 1998 was not reallowed to other broker-dealers or exempt firms. The distribution agreement provides for Fortis Benefits to indemnify Fortis Investors (and its agents, employees, and controlling persons) for certain damages and expenses, including those arising under federal securities laws.

See Note 12 to the Notes to Fortis Benefits' Financial Statements for the amounts Fortis Benefits has paid to Fortis Investors for various services.

Fortis Investors is an indirect subsidiary of Fortis AMEV and Fortis AG. Fortis Investors is under common control with Fortis Benefits. Fortis Investors' principal business address is the same as that of our home office. Fortis Investors is not obligated to sell any specific amount of interests under the contracts. $157,238,983 of interests in the Guarantee Periods Fixed Account and an indefinite amount of interests in the Variable Account have been registered with the Securities and Exchange Commission.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive, and we do not intend it as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Neither you nor any other person may exclude or deduct purchase payments under Non-Qualified Contracts from gross income. However, you are not currently taxed, until receipt, on any increase in the accumulated value of a Non-Qualified Contract that results from (1) the investment performance of the Variable Account or (2) interest credited to the Fixed Account. Owners who are not natural persons are taxed annually on any increase in the contract value subject to exceptions. You may wish to discuss this with your tax adviser.

The following discussion applies generally to contracts owned by natural persons.

In general, surrenders or partial withdrawals under contracts are taxed as ordinary income to the extent of the accumulated income or gain under the contract. If you assign or pledge any part of the value of a contract, you pay on the value so pledged or assigned to the same extent as a partial withdrawal.

With respect to annuity payment options, the tax consequences may vary depending on the option elected under the contract. Until the investment in the contract is recovered, generally only the portion of the annuity payment that represents the amount by which the contract value exceeds the "investment in the contract" will be taxed. In general, "investment in the contract" is the aggregate amount of purchase payments made. After recovery of the "investment in the contract," the full amount of any additional annuity payments is taxable.

For variable annuity payments, in general, the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is the amount of the payment less the nontaxable portion. The nontaxable portion of each payment is "investment in the contract" divided by the total number of expected annuity payments.

For fixed annuity payments, in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment that bears the same ratio to that payment as the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all contracts and other annuity contracts we or our affiliates issue to you within the same calendar year will be treated as if they were a single contract.

You or any other payee will pay a 10% penalty on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is:

    - made on or after you or another payee reaches age 59 1/2

    - made to a Beneficiary on or after your death,

    - made upon your disability or that of another payee, or

    - part of a series of substantially equal annuity payments for your life or life expectancy or the life or life expectancy of you and your Beneficiary.

Premature distributions may result, for example, from:

    - an early Annuity Commencement Date

    - an early surrender, partial surrender or assignment of a contract, or

    - the early death of an Annuitant other than you or another person receiving annuity payments under the contract.

If you transfer ownership of a contract, or designate an Annuitant or other payee other than yourself, you may have certain income or gift tax consequences that are beyond the scope of this discussion. If you are contemplating any transfer or assignment of a contract you should contact a competent tax adviser.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

For a Non-Qualified Contract to receive annuity tax treatment for federal income tax purposes, Section 72(s) of the Code requires:

    - if any person receiving annuity payments dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and

    - if you die prior to the Annuity Commencement Date, the entire interest in the contract will be distributed

      - within five years after your death or

      - as annuity payments that will begin within one year of your death and will be made over your designated Beneficiary's life or over a period not extending beyond the life expectancy of that Beneficiary.

However, if the owner's designated Beneficiary is the surviving spouse, the surviving spouse may continue the contract as the new owner. Where the owner or other person receiving payments is not a natural person, the required distributions under Section 72(s) apply on the death of the primary Annuitant.

The Internal Revenue Service has not issued regulations interpreting the requirements of Section 72(s) (although it has issued proposed regulations interpreting similar requirements for qualified plans). We intend to review and modify the contract if necessary to ensure that it complies with the requirements of Section 72(s), when clarified by regulation or otherwise.

Generally, the above requirements will be satisfied with a single sum payment, where the death occurs prior to the Annuity Commencement Date. A single sum payment will be subject to proof of the owner's death. The Beneficiary, however, may elect by written request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the Beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The contracts may be used with several types of tax-qualified plans. The tax rules applicable to owners, Annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a tax-qualified plan on your behalf are excludable from your gross income during the Accumulation Period. The portion, if any, of any purchase payment that is not excluded from your gross income during the Accumulation Period constitutes your "investment in the contract."

When annuity payments begin, you will receive back your "investment in the contract" if any, as a tax-free return of capital. The Code provides which portion of each payment is taxable and which portion is tax-free. These rules may vary depending on the type of tax-qualified plan.

The contracts are available in connection with the following types of retirement plans:

    - Section 403(b) annuity plans for employees of certain tax-exempt organizations and public educational institutions;

    - Section 401 or 403(a) qualified pension, profit-sharing or annuity plans;

    - individual retirement annuities ("IRAs") under Section 408(b);

    - simplified employee pension plans ("SEPs") under Section 408(k);

    - SIMPLE IRA Plans under Section 408(p); and

    - Section 457 unfunded deferred compensation plans of tax-exempt organizations and private employer unfunded deferred compensation plans. We discuss the tax implications of these plans in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans."

WITHHOLDING

Annuity payments and other amounts received under contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Despite the recipient's election, the Code may require withholding from certain payments outside the United States. The Code may also require withholding from certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly from the qualified plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code that set forth diversification requirements for the investments underlying the Non-Qualified Contracts. We believe that the investments will satisfy those requirements. Failure to do so would result in immediate taxation to you or another person receiving annuity payments of all income credited to Non-Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause you or another person receiving annuity payments to be treated as the owners of Variable Account assets for tax purposes. We reserve the right to amend the contracts in any way necessary to avoid any such result. The Treasury Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if the Treasury Department considered such standards not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized upon the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code. Moreover, your investment in the contract will be the same as your investment in the contract you exchanged out of.

Because of the complexity of these and other tax aspects in connection with an exchange, you should consult a tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(B) PLANS

Section 403(b)(11) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1)  elective contributions made for years beginning after December 31, 1988;

(2)  earnings on those contributions; and

(3)  earnings on amounts held as of December 31, 1988.

Distribution of these amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, we may not distribute income attributable to elective contributions made after December 31, 1988.

FURTHER INFORMATION ABOUT FORTIS BENEFITS

GENERAL

Fortis Benefits offers and sells insurance products, including fixed and variable life insurance policies, fixed and variable annuity contracts, and group life, accident and health insurance policies. Fortis Benefits markets its products to small business and individuals through a national network of independent agents, brokers, and financial institutions.

OWNERSHIP OF SECURITIES

All of Fortis Benefits' outstanding shares are owned by Fortis Insurance, 515 West Wells, Milwaukee, Wisc. 53201. Fortis Insurance is wholly owned by Fortis, Inc., One Chase Manhattan Plaza, New York, N.Y. 10005. Fortis, Inc., in turn is wholly owned by Fortis International, Inc., which is wholly owned by AMEV/VSB 1990 N.V., both of which share the same address with N.V. AMEV., Archimedeslaan 10, 3584 BA, Utrecht, The Netherlands. AMEV/VSB 1990 N.V. is 50% owned by Fortis
(NL) N.V. and 50% owned, through certain subsidiaries, by Fortis (B), Boulevard Emile Jacqmain 53, 1000 Brussels, Belgium.

SELECTED FINANCIAL DATA

The following is a summary of certain financial data of Fortis Benefits. This summary has been derived in part from the financial statements of Fortis Benefits included elsewhere in this prospectus. You should read the following along with these financial statements.

                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
                      (IN THOUSANDS)                            1998        1997        1996        1995        1994
                                                             ----------  ----------  ----------  ----------  ----------
INCOME STATEMENT DATA
  Premiums and policy charges..............................  $1,299,770  $1,238,006  $1,295,878  $1,232,329  $1,022,446
  Net investment income....................................     234,043     228,724     206,023     203,537     162,514
  Net realized gains (losses) on investment................      52,404      41,101      25,731      55,080     (28,815)
  Other income.............................................      44,671      36,458      31,725      33,085      35,958
                                                             ----------  ----------  ----------  ----------  ----------
    TOTAL REVENUES.........................................  $1,630,888  $1,544,289  $1,559,357  $1,524,031  $1,192,103
                                                             ----------  ----------  ----------  ----------  ----------
                                                             ----------  ----------  ----------  ----------  ----------
  Total benefits and expenses..............................  $1,538,604  $1,442,059  $1,470,066  $1,442,270  $1,157,651
  Federal Income taxes.....................................      30,402      35,120      31,099      27,891      11,595
  Net income...............................................      61,882      67,110      58,192      53,870      22,857

BALANCE SHEET DATA
  Total assets.............................................  $7,598,186  $6,819,484  $5,951,876  $5,143,012  $4,043,914
  Total liabilities........................................   6,712,728   5,939,378   5,171,203   4,431,914   3,569,717
  Total shareholder's equity...............................     885,468     880,106     780,673     711,098     474,197

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

1998 COMPARED TO 1997

FINANCIAL POSITION

REVENUES

The Company's major products are group disability and dental, group medical, group life, and annuity and individual life insurance coverages sold through a network of independent agents and brokers. 1998 total group disability and dental, group medical, group life, and annuity and individual life premiums represented 38%, 36%, 19% and 7% respectively of total premium in 1998 and 34%, 38%, 21% and 7% respectively in 1997. Strong group sales over the last three quarters of 1997 and throughout 1998, in both the long term disability and dental products is the primary reason for the increase in group disability and dental premium. Additionally, short term disability products had a larger than usual upswing in sales during the second and third quarters of 1998. The decrease in group medical premium is the result of a decision in 1996 to discontinue new sales of certain medical products coupled with higher than normal lapses of current medical business.

The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1998 and 1997 resulted in recognition of realized gains and losses.

BENEFITS

The total year-to-date policyholder benefit to premium ratio remained relatively flat increasing to 83% in 1998 from 82% in 1997. The group disability and dental, group medical, group life, and annuity and individual life benefit to premium ratios for the year ended December 31, were 83%, 85%, 73% and 108% respectively in 1998 and 82%, 77%, 76% and 124% respectively in 1997. The group medical business experienced a higher premium to benefit ratio due to higher incurred benefits than anticipated. Group life experienced favorable year-to-date experience in 1998 compared to 1997. The annuity and individual life business also experienced lower mortality experience in 1998 compared to 1997, in addition to higher interest crediting on the Company's steadily increasing policy base of interest sensitive and investment products.

EXPENSES

The Company's general and administrative expense to premium ratio has increased slightly to 23% in 1998, up from 22% in 1997. Commission rates remained level from 1997 to 1998.

YEAR 2000

INTRODUCTION. The Company relies heavily on information technology ("IT") systems to conduct its business. These IT systems include both internally developed and vendor-supplied systems. The Company also has business relationships with numerous entities including but not limited to financial institutions, financial intermediaries, third party administrators and other critical vendors as well as regulators and customers. These entities are themselves reliant on their IT systems to conduct their businesses. Therefore, there is a supply chain of dependency among and between all involved entities.

STATE OF READINESS. In 1997, the Fortis parent company organized a multi-disciplinary Year 2000 Project Team ("Team"). The Company is a part of the Team. The Team consists of employees at each subsidiary, audit, legal and outside consultants. The Team has developed and is currently executing a comprehensive plan designed to make the Company's IT systems Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment, (iii) programming, and (iv) testing and certification. The Company has completed the inventory stage for its internal hardware, software and telecommunications systems (mainframe and client/server applications). The assessment process is also complete and the Company is utilizing both internal and external resources to reprogram or replace the systems where necessary, and testing the applications for Year 2000 readiness. Programming, testing and certification of these systems and applications are targeted for completion by the end of 1999.

COSTS. The cost of the Company portion of the Year 2000 project is estimated at $27.7 million (pre-tax) and is being funded through operating cash flows. Total Year 2000 project costs are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Costs to upgrade and replace systems in the normal course of business are not included in this estimate. As of December 31, 1998, approximately $15.5 million (pre-tax) had already been expensed. The Company believes that its Year 2000 project generally is on schedule.

RISKS. The Company is attempting to limit the potential impact of the Year 2000 by monitoring the progress of its own Year 2000 project and those of its critical external relationships and by developing contingency/recovery plans. The Company cannot guarantee that it will be able to identify and/or resolve all of its Year 2000 issues. Any critical unresolved Year 2000 issues at the Company or its external relationships, however, could have a material adverse effect on the Company's results of operations, liquidity or financial condition. If the Company's Year 2000 issues were unresolved, potential consequence would include, among other possibilities, the inability to accurately and timely process benefit claims, update customer's accounts, process financial transactions, bill customers, assess exposure to risks, determine liquidity requirements or report accurate data to management, shareholders, customers, regulators and others as well as business interruptions or shutdowns, financial losses, harm to its reputation, increased scrutiny by regulators and litigation related to Year 2000 issues.

CONTINGENCY PLANS. Consistent with prudent due diligence efforts, the Company has defined contingency plans aimed at ensuring the continuity of critical business functions before and after December 31, 1999, should there be an unexpected system failure. The Company has developed plans that are designed to reduce the negative impact on Fortis, and provide methods of returning to normal operations, if failure occurs.

1997 COMPARED TO 1996

FINANCIAL POSITION

Total invested assets of Fortis Benefits Insurance Company (the "Company") increased to $3.3 billion in 1997 compared to $3.1 billion in 1996. As of December 31, 1997, 96% of the Company's fixed maturity securities consisted of investment grade bonds. Mortgage loans represent 18.1% of total invested assets compared to 18.9% in 1996. The Company believes that adequate reserves have been established for potential delinquencies and foreclosures. The mortgage loan portfolio consists generally of small loans on commercial properties, dispersed throughout the United States. The Company's delinquency and foreclosure rate are well below industry averages.

RESULTS OF OPERATIONS

REVENUES

The Company's major products are group medical, group disability and dental, group life, and annuity and individual life insurance coverages sold through a network of independent agents and brokers. Total group medical, group disability and dental, group life, and annuity and individual life premiums represented 37%, 35%, 21% and 7% respectively of total premium in 1997 and 45%, 30%, 19% and 6% respectively in 1996. The decrease in group medical premium is the result of a decision in 1996 to discontinue new sales of certain medical products.

The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1997, 1996, and 1995 resulted in recognition of realized gains and losses.

BENEFITS

Policyholder benefit to premium ratio decreased from 84% in 1996 to 82% in 1997, as a result of general improved experience. The primary improvement was in the group life business which experienced these mortality declines consistently throughout 1997. Annuity and individual life also experienced lower mortality experience in 1997 in addition to higher interest crediting on the Company's steadily increasing policy base of interest sensitive and investment products. Group medical, group disability and dental, group life, and annuity and individual life benefit to premium ratio was 77%, 82%, 76% and 124% respectively in 1997 and 78%, 84%, 86%, and 131% respectively in 1996.

EXPENSES

The Company's general and administrative expense to premium ratio has increased in 1997 to 22% from 19% in 1996. Enabling the application systems to be Year 2000 compliant and managed dental initiatives are the primary reasons for this increase. Included in the managed dental initiative expense is an $13.5 million write-off of the expenses incurred on behalf of a company that provides the managed care services.

Commission rates have increased from the levels in 1996. This is primarily due to changes in the mix of business by product lines as well as the change in first year versus renewal premiums.

LIQUIDITY AND CAPITAL RESOURCES

The market value of cash, short-term investments and publicly traded bonds and stocks is at least equal to all policyholder reserves and liabilities. The Company's portfolio is readily marketable and convertible to cash to a degree sufficient to provide for short-term needs. The Company consistently monitors its liability durations and invests assets accordingly. The Company has no material commitments or off-balance sheet financing arrangements which would reduce sources of funds in the upcoming year.

The National Association of Insurance Commissioners has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company s actual total adjusted capital. Based upon current calculation using these risk-based capital standards, the Company's percentage of total adjusted capital is in excess of ratios which would require regulatory attention.

The Company's fixed maturity investments consisted of 96% investment grade bonds as of December 31, 1998 and the Company does not expect this percentage to change significantly in the future.

MARKET RISK

Interest rate risk is the Company's primary market risk exposure. Substantial and sustained increases and decreases in market interest rates can affect the profitability of insurance products and market value of investments. The yield realized on new investments generally increases or decreases in direct relationship with interest rate changes. The market value of the Company's fixed maturity and mortgage loan portfolios generally increases when interest rates decrease, and decreases when interest rates increase.

Interest rate risk is monitored and controlled through asset/liability management. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. A major component of the Company's asset/liability management program is structuring the investment portfolio with cash flow characteristics consistent with the cash flow characteristics of the Company's insurance liabilities.

The Company uses computer models to perform simulations of the cash flow generated from existing insurance policies under various interest rate scenarios. Information from these models is used in the determination of interest crediting strategies and investment strategies. The asset/liability management discipline includes strategies to minimize exposure to loss as market interest rates change. On the basis of these analyses, management believes there is no material solvency risk to the Company with respect to interest rate movements up or down of 100 basis points from year end levels.

Equity market risk exposure is not significant. Equity investments in the general account are not material enough to threaten solvency and contractowners bear the investment risk related to the variable products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contractowners, not by the Company. The Company provides certain minimum death benefits that depend on the performance of the variable separate accounts. Currently the majority of these death benefit risks are reinsured which then protects the Company from adverse mortality experience and prolonged capital market decline.

VOTING PRIVILEGES

In accordance with our view of current applicable law, we will vote shares of each of the Portfolios attributable to a contract at regular and special meetings of the shareholders of the Portfolios. We will vote those shares in proportion to instructions we receive from the persons having the voting interest in the contract as of the record date for the corresponding Portfolio shareholders meeting. Owners have the voting interest during the Accumulation Period. Persons receiving annuity payments, and Beneficiaries after the death of the Annuitant or owner, have the voting interest during the annuity period. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result Fortis Benefits determines that it is permitted to vote shares of the Portfolios in its own right, it may elect to do so.

We determine the number of shares of a Portfolio attributable to a contract, as follows:

    - During the Accumulation Period, we divide the amount of contract value in a subaccount by the net asset value of one share of the Portfolio corresponding to that subaccount. We make this calculation as of the record date for the applicable Portfolio.

    - During the Annuity Period, or after the death of the Annuitant or owner, we make a similar calculation. However, for subaccount value we use the liability for future variable annuity payments allocable to that subaccount as of the record date for the applicable Portfolio. We calculate the liability for future variable annuity payments on the basis of the following on the record date:

      - mortality assumptions,

      - the assumed interest rate used in determining the number of Annuity Units under the contract, and

      - the applicable Annuity Unit value

During the Annuity Period, the number of votes attributable to a contract will generally decrease since funds set aside to make the annuity payments will decrease.

We will vote shares for which we have not received timely instructions, and any shares attributable to excess amounts we have accumulated in the related subaccount, in proportion to the voting instructions which we receive for all contracts and other variable annuity contracts participating in a Portfolio. To the extent that we or any affiliated company holds any shares of a Portfolio, those shares will be voted in the same proportion as instructions for that Portfolio from all our policy owners holding voting interests in that Portfolio. Shares held by separate accounts other than the Variable Account will in general be voted in accordance with instructions of participants in such other separate accounts. This diminishes the relative voting influence of the contracts.

Each person having a voting interest in a subaccount of the Variable Account will receive proxy material, reports and other materials relating to the appropriate Portfolio. Under the procedures described above, these persons may give instructions regarding:

      - the election of the Board of Directors of the Portfolios,

      - ratification of the selection of a Portfolio's independent auditors,

      - the approval of the investment managers of a Portfolio,

      - changes in fundamental investment policies of a Portfolio, and

      - all other matters that are put to a vote of Portfolio shareholders

LEGAL MATTERS

David A. Peterson, Esquire, Vice President and Assistant General Counsel with our law department has passed on the legality of the contracts described in this prospectus. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.

OTHER INFORMATION

We have filed Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the contracts discussed in this prospectus. We have not included in the prospectus all of the information set forth in the Registration Statement, amendments and exhibits thereto. We intend statements contained in this prospectus about the content of the contracts and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission.

A Statement of Additional Information is available upon request. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Fortis Benefits and the Variable Account.......
Calculation of Annuity Payments................
Services.......................................
  - Safekeeping of Variable Account Assets.....
  - Experts....................................
  - Principal Underwriter......................
Taxation Under Certain Retirement Plans........
Withholding....................................
Variable Account Financial Statements..........
APPENDIX A--Performance Information............

FORTIS BENEFITS FINANCIAL STATEMENTS

The financial statements of Fortis Benefits that are included in this prospectus should be considered primarily as bearing on our ability to meet our obligations under the contracts. The contracts are not entitled to participate in our earnings, dividends or surplus.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1998 and 1997, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                    /s/ Ernst & Young, LLP
February 19, 1999
Minneapolis, MN

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                     DECEMBER 31
                                                              -------------------------
                                                                 1998          1997
                                                              -----------   -----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
   1998--$2,315,904; 1997--$2,325,589)......................  $ 2,402,343   $ 2,415,915
  Equity securities, at fair value (cost 1998--$141,947;
   1997--$88,719)...........................................      157,851       109,832
  Mortgage loans on real estate, less allowance for possible
   losses (1998 and 1997--$11,085)..........................      610,131       602,064
  Policy loans..............................................       74,950        68,566
  Short-term investments....................................       31,868        70,537
  Real estate and other investments.........................       56,297        55,035
                                                              -----------   -----------
                                                                3,333,440     3,321,949

Cash and cash equivalents...................................          668         9,901

Receivables:
  Uncollected premiums......................................       61,883        74,220
  Reinsurance recoverable on unpaid and paid losses.........       14,853        13,852
  Other.....................................................       17,641        19,762
                                                              -----------   -----------
                                                                   94,377       107,834
Accrued investment income...................................       42,831        47,376
Deferred policy acquisition costs...........................      331,938       291,742
Property and equipment at cost, less accumulated
 depreciation...............................................       30,712        42,773
Deferred federal income taxes...............................       17,904        15,037
Other assets................................................        3,923         4,250
Assets held in separate accounts............................    3,742,403     2,978,622
                                                              -----------   -----------
TOTAL ASSETS................................................  $ 7,598,196   $ 6,819,484
                                                              -----------   -----------
                                                              -----------   -----------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                     DECEMBER 31
                                                              -------------------------
                                                                 1998          1997
                                                              -----------   -----------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
POLICY RESERVES AND LIABILITIES:
  Future policy benefit reserves:
    Traditional life insurance..............................  $   450,776   $   449,017
    Interest sensitive and investment products..............    1,238,125     1,264,227
    Accident and health.....................................      861,334       792,249
                                                              -----------   -----------
                                                                2,550,235     2,505,493
  Unearned revenues.........................................       13,393        10,653
  Other policy claims and benefits payable..................      255,350       260,596
  Policyholder dividends payable............................        8,189         8,197
                                                              -----------   -----------
                                                                2,827,167     2,784,939

  Debt......................................................       20,141        26,433
  Accrued expenses..........................................       57,860        49,909
  Current income taxes payable..............................        4,168        10,549
  Other liabilities.........................................       86,226       113,222
  Due to affiliates.........................................        9,479         6,925
  Liabilities related to separate accounts..................    3,707,687     2,947,401
                                                              -----------   -----------
TOTAL POLICY RESERVES AND LIABILITIES.......................    6,712,728     5,939,378

COMMITMENTS AND CONTINGENCIES
SHAREHOLDER'S EQUITY:
  Common Stock, $5 par value:
    Authorized, issued and outstanding shares--1,000,000....        5,000         5,000
  Additional paid-in capital................................      468,000       468,000
  Retained earnings.........................................      344,605       332,723
  Accumulated other comprehensive income....................       67,863        74,383
                                                              -----------   -----------
TOTAL SHAREHOLDER'S EQUITY..................................      885,468       880,106
                                                              -----------   -----------
TOTAL POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S
 EQUITY.....................................................  $ 7,598,196   $ 6,819,484
                                                              -----------   -----------
                                                              -----------   -----------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF INCOME
(IN THOUSANDS)

                                                                                     YEAR ENDED DECEMBER 31
                                                                                 -------------------------------
                                                                                   1998       1997       1996
                                                                                 ---------  ---------  ---------
REVENUES
  Insurance operations:
    Traditional life insurance premiums........................................  $ 260,567  $ 269,540  $ 258,496
    Interest sensitive and investment product policy charges...................     85,551     77,429     63,336
    Accident and health insurance premiums.....................................    953,652    891,037    974,046
                                                                                 ---------  ---------  ---------
                                                                                 1,299,770  1,238,006  1,295,878
  Net investment income........................................................    234,043    228,724    206,023
  Net realized gains on investments............................................     52,404     41,101     25,731
  Other income.................................................................     44,671     36,458     31,725
                                                                                 ---------  ---------  ---------
    TOTAL REVENUES.............................................................  1,630,888  1,544,289  1,559,357

BENEFITS AND EXPENSES
  Benefits to policyholders:
    Traditional life insurance.................................................    189,337    204,497    220,227
    Interest sensitive investment products.....................................     96,178    103,077     90,358
    Accident and health claims.................................................    798,036    707,113    778,439
                                                                                 ---------  ---------  ---------
                                                                                 1,083,551  1,014,687  1,089,024

Policyholder dividends.........................................................      3,486      2,935      4,169
Amortization of deferred policy acquisition costs..............................     33,365     43,931     39,325
Insurance commissions..........................................................    118,710    107,378     94,723
General and administrative expenses............................................    299,492    273,128    242,825
                                                                                 ---------  ---------  ---------
    TOTAL BENEFITS AND EXPENSES................................................  1,538,604  1,442,059  1,470,066
                                                                                 ---------  ---------  ---------
Income before federal income taxes.............................................     92,284    102,230     89,291
Federal income taxes...........................................................     30,402     35,120     31,099
                                                                                 ---------  ---------  ---------
NET INCOME.....................................................................  $  61,882  $  67,110  $  58,192
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                                                 ACCUMULATED
                                                                                 ADDITIONAL                         OTHER
                                                                    COMMON        PAID-IN        RETAINED       COMPREHENSIVE
                                                     TOTAL          STOCK         CAPITAL        EARNINGS       (LOSS) INCOME
                                                  ------------   ------------   ------------   -------------   ---------------
Balance, January 1, 1996........................     $ 711,098      $  5,000       $408,000        $207,421       $ 90,677
  Comprehensive income (loss):
    Net income..................................        58,192            --             --          58,192             --
    Change in unrealized gains (losses) on
     investments, net...........................       (48,617)           --             --              --        (48,617)
                                                  ------------
  Total Comprehensive income (loss).............         9,575
  Additional paid-in capital....................        60,000            --         60,000              --             --
                                                  ------------        ------    ------------   -------------       -------
Balance, December 31, 1996......................       780,673         5,000        468,000         265,613         42,060
  Comprehensive income:
    Net income..................................        67,110            --             --          67,110             --
    Change in unrealized gains (losses) on
     investments, net...........................        32,323            --             --              --         32,323
                                                  ------------        ------    ------------   -------------       -------
  Total Comprehensive income....................        99,433
                                                  ------------
Balance, December 31, 1997......................       880,106         5,000        468,000         332,723         74,383
  Comprehensive income (loss):
    Net income..................................        61,882            --             --          61,882             --
    Change in unrealized gains (losses) on
     investments, net...........................        (6,520)           --             --              --         (6,520)
                                                  ------------
  Total Comprehensive income (loss).............        55,362
  Dividend......................................       (50,000)           --             --         (50,000)            --
                                                  ------------        ------    ------------   -------------       -------
Balance, December 31, 1998......................     $ 885,468      $  5,000       $468,000        $344,605       $ 67,863
                                                  ------------        ------    ------------   -------------       -------
                                                  ------------        ------    ------------   -------------       -------

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                         YEAR ENDED DECEMBER 31
                                                                                  -------------------------------------
                                                                                     1998         1997         1996
                                                                                  -----------  -----------  -----------
OPERATING ACTIVITIES
  Net income....................................................................  $    61,882  $    67,110  $    58,192
  Adjustments to reconcile net income to net cash provided by operating activities:
    Increase (decrease) in future policy benefit reserves for traditional,
     interest sensitive and acc and health policies.............................      106,135       (2,496)      26,193
    (Decrease) increase in other policy claims and benefits and policyholder
     dividends payable..........................................................       (2,514)      68,070       18,638
    Provision for deferred federal income taxes.................................          417       (6,449)      (1,094)
    (Decrease) increase in income taxes payable.................................       (6,381)      (6,875)      12,049
    Amortization of deferred policy acquisition costs...........................       33,365       43,931       39,325
    Policy acquisition costs deferred...........................................      (73,147)     (69,694)     (66,515)
    Provision for mortgage loan losses..........................................           --        1,388        1,344
    Provision for depreciation..................................................       12,409       14,351       17,312
    Write-off of investment.....................................................           --        3,000           --
    Amortization of investment (discounts) premiums, net........................       (3,200)        (466)       1,821
    Change in receivables, accrued investment income, unearned premiums, accrued
     expenses and other liabilities.............................................       (4,455)      (2,720)      38,614
    Net realized gains on investments...........................................      (52,404)     (41,101)     (25,731)
    Other.......................................................................          169      (12,496)        (261)
                                                                                  -----------  -----------  -----------
        NET CASH PROVIDED BY OPERATING ACTIVITIES...............................       72,276       55,553      119,887

INVESTING ACTIVITIES
  Purchases of fixed maturity investments.......................................   (2,380,511)  (3,611,770)  (2,778,352)
  Sales and repayments of fixed maturity investments............................    2,428,207    3,378,898    2,652,887
  Decrease (increase) in short-term investments.................................       38,669      112,280      (29,318)
  Purchases of other investments................................................     (408,998)    (209,771)    (210,182)
  Sales of other investments....................................................      352,873      205,084      163,569
  Purchases of property and equipment...........................................         (356)      (4,242)     (10,992)
  Other.........................................................................           --         (617)          --
                                                                                  -----------  -----------  -----------
        NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES.....................       29,884     (130,138)    (212,388)

FINANCING ACTIVITIES
  Activities related to investment products:
    Considerations received.....................................................      215,693      200,760      128,446
    Surrenders and death benefits...............................................     (326,457)    (190,361)    (125,274)
    Interest credited to policyholders..........................................       49,371       53,613       49,802
  Dividend......................................................................      (50,000)          --           --
  Additional paid-in capital from shareholder...................................           --           --       60,000
                                                                                  -----------  -----------  -----------
        NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES.....................     (111,393)      64,012      112,974
                                                                                  -----------  -----------  -----------
(Decrease) increase in cash and cash equivalents................................      ( 9,233)     (10,573)      20,473
        CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR..........................        9,901       20,474            1
                                                                                  -----------  -----------  -----------
        CASH AND CASH EQUIVALENTS AT END OF YEAR................................  $       668  $     9,901  $    20,474
                                                                                  -----------  -----------  -----------
                                                                                  -----------  -----------  -----------
NON CASH ACTIVITY
  Investment acquired through issuance of debt..................................  $    11,948  $    18,100           --
                                                                                  -----------  -----------  -----------

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

DECEMBER 31, 1998

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Fortis Benefits Insurance Company (the Company) is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. To date, the majority of the Company's revenues have been derived from group employee benefits products and the remainder from individual life and annuity products.

BASIS OF STATEMENT PRESENTATION

During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, REPORTING COMPREHENSIVE INCOME. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company follows generally accepted accounting principles which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES

Premiums for traditional life insurance are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 2.5% to 8.75% in 1998, 1997 and 1996.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1964 Commissioners Disability Table at 6% interest. Calculated reserves are modified based on the Company's actual experience.

CLAIMS AND BENEFITS PAYABLE

Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. For accident and health (excluding long-term care) and group life insurance products, these costs represent the present value at the acquisition of these lines in the October 1, 1991 purchase (see Note 2) of future profits which are amortized against the expected premium revenues of the lines acquired. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS

The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in pattern of amortization of deferred policy acquisition costs and participating policyholder dividends are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

FORTIS BENEFITS INSURANCE COMPANY

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    (CONTINUED)
Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at unpaid balance, adjusted for amortization of premium or discount, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short term investments are at cost which approximates fair value.

Real estate and other investments consists principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity basis of accounting.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property.

INCOME TAXES

Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS

Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of operations.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

GUARANTY FUND ASSESSMENTS

There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS

The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

RECLASSIFICATIONS

Certain amounts in the 1997 and 1996 financial statements have been reclassified to conform to the 1998 presentation.

2.  ACQUIRED BUSINESS

    In 1991, the Company purchased certain assets and assumed certain liabilities from The Mutual Benefit Life Insurance Company in Rehabilitation
(MBL). The seller transferred to the Company, the assets and liabilities relating to the group life, accident and health, disability and dental insurance business of MBL. The acquisition was accounted for as a purchase. The original purchase price of the acquisition was $318,000,000. Subsequent additional payments of $20,850,000 were made in 1994. These additional payments, as well as $126,515,000 of the original purchase price represent the estimated present value of future profits on the lines of business acquired at the date of acquisition and have been accounted for as deferred policy acquisition costs (see Note 4).

FORTIS BENEFITS INSURANCE COMPANY

3.  INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The following is a summary of the available-for-sale securities (in thousands):

                                                                 GROSS       GROSS
                                                  AMORTIZED    UNREALIZED  UNREALIZED     FAIR
                                                    COST         GAIN        LOSS         VALUE
                                                 -----------   ---------   ---------   -----------
December 31, 1998
Fixed maturities:
  Governments..................................  $   321,047   $  5,994    $    436    $   326,605
  Public utilities.............................      190,792      7,769       1,704        196,857
  Industrial and miscellaneous.................    1,723,183     79,137       6,451      1,795,869
  Other........................................       80,882      2,181          51         83,012
                                                 -----------   ---------   ---------   -----------
  Total fixed maturities.......................    2,315,904     95,081       8,642      2,402,343
  Equity securities............................      141,947     18,238       2,334        157,851
                                                 -----------   ---------   ---------   -----------
    Total......................................  $ 2,457,851   $113,319    $ 10,976    $ 2,560,194
                                                 -----------   ---------   ---------   -----------
                                                 -----------   ---------   ---------   -----------
December 31, 1997
Fixed maturities:
  Governments..................................  $   228,856   $  8,698    $     30    $   237,524
  Public utilities.............................      121,128      4,217          13        125,332
  Industrial and miscellaneous.................    1,932,894     77,442       1,625      2,008,711
  Other........................................       42,711      1,637          --         44,348
                                                 -----------   ---------   ---------   -----------
  Total fixed maturities.......................    2,325,589     91,994       1,668      2,415,915
  Equity securities............................       88,719     24,769       3,656        109,832
                                                 -----------   ---------   ---------   -----------
    Total......................................  $ 2,414,308   $116,763    $  5,324    $ 2,525,747
                                                 -----------   ---------   ---------   -----------
                                                 -----------   ---------   ---------   -----------

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1998, by contractual maturity, are shown below (in thousands).

                                                                         AMORTIZED       FAIR
                                                                           COST          VALUE
                                                                        -----------   -----------
Due in one year or less...............................................  $    89,349   $    89,935
Due after one year through five years.................................      759,046       775,131
Due after five years through ten years................................      614,280       640,042
Due after ten years...................................................      853,229       897,235
                                                                        -----------   -----------
Total.................................................................  $ 2,315,904   $ 2,402,343
                                                                        -----------   -----------
                                                                        -----------   -----------

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

MORTGAGE LOANS

The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 36% and 37% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 1998 and 1997, respectively. Loan commitments outstanding totaled $11,590,000 at December 31, 1998.

INVESTMENTS ON DEPOSIT

The Company had fixed maturities carried at $19,978,000 and $2,548,000 at December 31, 1998 and 1997, respectively, on deposit with various governmental authorities as required by law.

INVESTMENT IN MANAGED DENTAL INITIATIVE

In 1997, the Company acquired a 99% ownership in a managed dental initiative called Dental Health Alliance, Inc. (DHA). Based on an analysis of future DHA profitability, the entire investment of $8,132,000 was written-off at December 31, 1997.

FORTIS BENEFITS INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
NET UNREALIZED GAINS (LOSSES)

The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below (in thousands):

                                                                              TAX
                                                             BEFORE-TAX    (BENEFIT)   NET-OF-TAX
                                                               AMOUNT       EXPENSE      AMOUNT
                                                             -----------  -----------  -----------
December 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
   investments.............................................   $  32,614    $ (11,562)   $  21,052
  Decrease (increase) in amortization of deferred policy
   acquisition costses.....................................         414         (145)         269
  Reclassification adjustment for gains realized in net
   income..................................................     (42,832)      14,991      (27,841)
                                                             -----------  -----------  -----------
Other comprehensive income (loss)..........................   $  (9,804)   $   3,284    $  (6,520)
                                                             -----------  -----------  -----------
                                                             -----------  -----------  -----------
December 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
   investments.............................................   $  93,826    $ (33,796)   $  60,030
  Decrease (increase) in amortization of deferred policy
   acquisition costs.......................................      (2,096)         771       (1,325)
  Reclassification adjustment for gains realized in net
   income..................................................     (40,587)      14,205      (26,382)
                                                             -----------  -----------  -----------
Other comprehensive income.................................   $  51,143    $ (18,820)   $  32,323
                                                             -----------  -----------  -----------
                                                             -----------  -----------  -----------
December 31, 1996
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
   investments.............................................   $ (61,450)   $  24,823    $ (36,627)
  Decrease (increase) in amortization of deferred policy
   acquisition costs.......................................       3,376       (1,316)       2,060
  Reclassification adjustment for gains realized in net
   income..................................................     (21,615)       7,565      (14,050)
                                                             -----------  -----------  -----------
Other comprehensive loss...................................   $ (79,689)   $  31,072    $ (48,617)
                                                             -----------  -----------  -----------
                                                             -----------  -----------  -----------

NET INVESTMENT INCOME AND NET REALIZED GAINS ON INVESTMENTS

Major categories of net investment income and realized gains on investments for each year were as follows (in thousands):

                                                                    1998       1997       1996
                                                                  ---------  ---------  ---------
NET INVESTMENT INCOME
Fixed maturities................................................  $ 160,163  $ 160,444  $ 141,973
Equity securities...............................................      8,656      9,306      6,682
Mortgage loans on real estate...................................     57,031     54,662     52,949
Policy loans....................................................      4,653      4,144      3,195
Short-term investments..........................................      1,701      2,851      5,175
Real estate and other investments...............................      8,194      4,635      5,358
                                                                  ---------  ---------  ---------
                                                                    240,398    236,042    215,332
Expenses........................................................     (6,355)    (7,318)    (9,309)
                                                                  ---------  ---------  ---------
                                                                  $ 234,043  $ 228,724  $ 206,023
                                                                  ---------  ---------  ---------
                                                                  ---------  ---------  ---------
NET REALIZED GAINS ON INVESTMENTS
Fixed maturities................................................  $  34,320  $  13,827  $   3,334
Equity securities...............................................      8,512     26,760     18,281
Mortgage loans on real estate...................................       (198)       301       (144)
Short-term investments..........................................          5         --         57
Real estate and other investments...............................      9,765        213      4,203
                                                                  ---------  ---------  ---------
                                                                  $  52,404  $  41,101  $  25,731
                                                                  ---------  ---------  ---------
                                                                  ---------  ---------  ---------

Proceeds from sales of investments in fixed maturities were $2,460,316,000, $3,360,682,000 and $2,652,887,000 in 1998, 1997 and 1996, respectively. Gross gains of $44,360,000, $30,860,000 and $28,606,000 and gross losses of
$10,040,000, $17,033,000 and $25,272,000 were realized on the sales in 1998,
1997 and 1996, respectively.

FORTIS BENEFITS INSURANCE COMPANY

4.  DEFERRED POLICY ACQUISITION COSTS

    The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                              INTEREST
                                                            SENSITIVE AND    ACCIDENT
                                              TRADITIONAL    INVESTMENT         AND
                                                 LIFE         PRODUCTS        HEALTH       TOTAL
                                              -----------  ---------------  -----------  ---------
Balance January 1, 1997.....................   $  33,157      $ 221,036      $  13,882   $ 268,075
Acquisition costs deferred..................          --         69,694             --      69,694
Acquisition costs amortized.................     (10,988)       (24,251)        (8,692)    (43,931)
Increased amortization of deferred
 acquisition costs from unrealized gains on
 available-for-sale securities..............          --         (2,096)            --      (2,096)
                                              -----------  ---------------  -----------  ---------
Balance, December 31, 1997..................      22,169        264,383          5,190     291,742
Acquisition costs deferred..................          --         69,921          3,226      73,147
Acquisition costs amortized.................      (7,609)       (20,256)        (5,500)    (33,365)
Decreased amortization of deferred
 acquisition costs from unrealized gains on
 available-for-sale securities..............          --            414             --         414
                                              -----------  ---------------  -----------  ---------
Balance, December 31, 1998..................   $  14,560      $ 314,462      $   2,916   $ 331,938
                                              -----------  ---------------  -----------  ---------
                                              -----------  ---------------  -----------  ---------

Included within total deferred policy acquisition costs at December 31, 1997 is $10,434,000 of present value of future profits (PVP) resulting from acquisitions accounted for as a purchase. All remaining PVP was amortized in 1998.

During 1998, 1997 and 1996, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in additional amortization of deferred acquisition costs of $3,357,000, $732,000 and $1,894,000, respectively.

5.  PROPERTY AND EQUIPMENT

    A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                             1998       1997
                                                                           ---------  ---------
Land.....................................................................  $   1,900  $   1,900
Building and improvements................................................     24,319     24,148
Furniture and equipment..................................................     87,714     87,537
                                                                           ---------  ---------
                                                                             113,933    113,585
Less accumulated depreciation............................................    (83,221)   (70,812)
                                                                           ---------  ---------
Net property and equipment...............................................  $  30,712  $  42,773
                                                                           ---------  ---------
                                                                           ---------  ---------

6.  ACCIDENT AND HEALTH RESERVES

    Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                     YEAR ENDED DECEMBER 31
                                                                 -------------------------------
                                                                   1998       1997       1996
                                                                 ---------  ---------  ---------
Balance as of January 1, net of reinsurance recoverables.......  $ 988,036  $ 947,711  $ 928,832
Add: Incurred losses related to:
  Current year.................................................    826,009    773,316    865,907
  Prior years..................................................    (27,973)   (59,634)   (64,094)
                                                                 ---------  ---------  ---------
    Total incurred losses......................................    798,036    713,682    801,813
Deduct: Paid losses related to:
  Current year.................................................    469,881    437,405    549,144
  Prior years..................................................    254,308    235,952    233,790
                                                                 ---------  ---------  ---------
    Total paid losses..........................................    724,189    673,357    782,934
                                                                 ---------  ---------  ---------
Balance as of December 31, net of reinsurance recoverables.....  $1,061,883 $ 988,036  $ 947,711
                                                                 ---------  ---------  ---------
                                                                 ---------  ---------  ---------

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

The liability for unpaid accident and health claims includes $915,368,000, $854,940,000 and $805,510,000 of total disability income reserves as of December 31, 1998, 1997 and 1996, respectively, which were discounted for anticipated interest earnings assuming a 6.0% interest rate.

FORTIS BENEFITS INSURANCE COMPANY

6.  ACCIDENT AND HEALTH RESERVES (CONTINUED)
In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs due to less uncertainty in the health business and a reduction of loss reserves due to lower than anticipated inflation in medical costs.

7.  FEDERAL INCOME TAXES

    The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. (Fortis). Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

The significant components of the Company's deferred tax liabilities and assets as of December 31, 1998 and 1997 are as follows (in thousands):

                                                                             1998       1997
                                                                           ---------  ---------
Deferred tax assets:
  Separate account assets/liabilities....................................  $  87,300  $  56,620
  Reserves...............................................................     27,586     43,143
  Claims and benefits payable............................................      8,089     15,238
  Accrued liabilities....................................................     10,113      8,785
  Investments............................................................      3,861      4,795
  Other..................................................................      2,723      3,042
                                                                           ---------  ---------
    Total deferred tax assets............................................    139,672    131,623

Deferred tax liabilities:
  Deferred policy acquisition costs......................................     82,031     72,369
  Unrealized gains.......................................................     35,591     39,015
  Fixed assets...........................................................      3,150      3,914
  Investments............................................................        982      1,220
  Other..................................................................         14         68
                                                                           ---------  ---------
    Total deferred tax liabilities.......................................    121,768    116,586
                                                                           ---------  ---------
    Net deferred tax asset...............................................  $  17,904  $  15,037
                                                                           ---------  ---------
                                                                           ---------  ---------

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                       1998       1997       1996
                                                                     ---------  ---------  ---------
Current............................................................  $  30,232  $  41,569  $  32,193
Deferred...........................................................        170     (6,449)    (1,094)
                                                                     ---------  ---------  ---------
                                                                     $  30,402  $  35,120  $  31,099
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

Federal income tax payments and refunds resulted in net payments of $36,367,000, $58,859,000 and $16,434,000 in 1998, 1997 and 1996, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                              1998         1997        1996
                                                                               ---          ---         ---
Statutory income tax rate................................................        35.0%        35.0%       35.0%
Other, net...............................................................        (2.1)         (.6)        (.2)
                                                                                  ---          ---         ---
                                                                                 32.9%        34.4%       34.8%
                                                                                  ---          ---         ---
                                                                                  ---          ---         ---

FORTIS BENEFITS INSURANCE COMPANY

8.  ASSETS HELD IN SEPARATE ACCOUNTS

    Separate account assets at December 31 were as follows (in thousands):

                                                                           1998        1997
                                                                        ----------  ----------
Premium and annuity considerations for the variable annuity products and variable universal life products for which the contract holder, rather than the Company, bears the investment risk...................  $3,707,687  $2,947,401
Assets of the separate accounts owned by the Company, at fair value...      34,716      31,221
                                                                        ----------  ----------
                                                                        $3,742,403  $2,978,622
                                                                        ----------  ----------
                                                                        ----------  ----------

9.  REINSURANCE

    In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $5,601,000, $5,742,000 and $6,144,000 of premium from First Fortis in 1998, 1997 and 1996, respectively. The Company has assumed $9,315,000, $5,452,000 and $3,599,000 of reserves in 1998, 1997 and 1996, respectively, from
First Fortis.

The maximum amount that the Company retains on any one life is $500,000 of life insurance including accidental death. Amounts in excess of $500,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                       1998       1997       1996
                                                                     ---------  ---------  ---------
Life insurance.....................................................  $   6,983  $   8,159  $   8,680
Accident and health insurance......................................     13,862     13,712      6,793
                                                                     ---------  ---------  ---------
                                                                     $  20,845  $  21,871  $  15,473
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                       1998       1997       1996
                                                                     ---------  ---------  ---------
Life insurance.....................................................  $   4,549  $   2,973  $   7,225
Accident and health insurance......................................      9,465     14,781      5,993
                                                                     ---------  ---------  ---------
                                                                     $  14,014  $  17,754  $  13,218
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

10. DIVIDEND RESTRICTIONS

    Dividend distributions to parent are restricted as to amount by state regulatory requirements. The Company had $47,341,000 free from such restrictions as December 31, 1998. Distributions in excess of this amount would require regulatory approval.

11. REGULATORY ACCOUNTING REQUIREMENTS

    Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. While the NAIC has recently completed a project to codify statutory accounting practices, which may result in changes to the accounting practices that insurance enterprises use to prepare their statutory-basis financial statements, adoption by Minnesota is not anticipated before 2001.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

FORTIS BENEFITS INSURANCE COMPANY

11. REGULATORY ACCOUNTING REQUIREMENTS (CONTINUED)
Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                    NET INCOME (LOSS)         SHAREHOLDER'S EQUITY
                                             -------------------------------  --------------------
                                               1998       1997       1996       1998       1997
                                             ---------  ---------  ---------  ---------  ---------
Based on statutory accounting practices....  $  14,841  $  62,593  $  55,046  $ 478,405  $ 528,671
Deferred policy acquisition costs..........     39,782     25,763     27,190    331,938    291,742
Investment valuation differences...........        745       (497)    (2,219)   100,165     80,245
Deferred and uncollected premiums..........   (103,982)  (107,194)    (4,096)    (7,246)    (7,453)
Policy reserves............................     97,452     89,895    (19,873)  (156,889)  (150,649)
Commissions................................         --     (3,171)    (1,639)        --         --
Current income taxes payable...............        925      6,450      2,386    (10,920)     3,712
Deferred income taxes......................       (417)     6,449     (1,094)    17,904       (520)
Realized gains on investments..............        356        251      2,599         --         --
Realized gains transferred to the Interest
 Maintenance Reserve (IMR), net of tax.....     22,748      9,644      2,335         --         --
Amortization of IMR, net of tax............     (7,128)    (6,315)    (6,130)        --         --
Write-off of investment....................         --    (11,705)        --         --         --
Pension expense............................         81     (4,153)        --     (6,440)    (6,137)
Guaranty Funds.............................         --         --      3,023         --         --
Property and equipment.....................         --         --         --      5,951     15,520
Interest maintenance reserve...............         --         --         --     68,968     53,348
Asset valuation reserve....................         --         --         --     90,986     75,939
Mortgage loans on real estate..............         --         --         --    (20,141)        --
Other, net.................................     (3,521)      (900)       664     (7,213)    (4,312)
                                             ---------  ---------  ---------  ---------  ---------
As reported herein.........................  $  61,882  $  67,110  $  58,192  $ 885,468  $ 880,106
                                             ---------  ---------  ---------  ---------  ---------
                                             ---------  ---------  ---------  ---------  ---------

12. TRANSACTIONS WITH AFFILIATED COMPANIES

    The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 1998, 1997 and 1996, were $13,077,000, $12,015,000 and $13,319,000, respectively.
During 1997 Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $55,910,000 and $28,525,000 for years ended December 31, 1998 and 1997, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $72,638,000, $72,105,000 and $68,616,000 in commissions to its affiliate,
Fortis Investors, Inc., for the years ended December 31, 1998, 1997 and 1996, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

13. FAIR VALUE DISCLOSURES

VALUATION METHODS AND ASSUMPTIONS

The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. As the debt was underwritten in 1998 and 1997, the outstanding balance is considered a reasonable estimate of fair value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.

FORTIS BENEFITS INSURANCE COMPANY

13. FAIR VALUE DISCLOSURES (CONTINUED)
The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                                                 (IN THOUSANDS)
                                                                                   DECEMBER 31
                                                              -----------------------------------------------------
                                                                        1998                        1997
                                                              -------------------------   -------------------------
                                                               CARRYING        FAIR        CARRYING        FAIR
                                                                AMOUNT         VALUE        AMOUNT         VALUE
                                                              -----------   -----------   -----------   -----------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturities......................................  $ 2,402,343   $ 2,402,343   $ 2,415,915   $ 2,415,915
      Equity securities.....................................      157,851       157,851       109,832       109,832
  Mortgage loans on real estate.............................      610,131       662,984       602,064       661,055
  Policy loans..............................................       74,950        74,950        68,566        68,566
  Short-term investments....................................       31,868        31,868        70,537        70,537
  Assets held in separate accounts..........................    3,742,403     3,742,403     2,978,622     2,978,622
Liabilities:
  Individual and group annuities (subject to discretionary
   withdrawal)..............................................  $   923,102   $   894,019   $   977,495   $   945,558
  Debt......................................................       20,141        20,141        26,433        26,433
  Liabilities related to Separate Accounts..................    3,707,687     3,707,687     2,947,401     2,947,401

14. COMMITMENTS AND CONTINGENCIES

    The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

15. RETIREMENT AND OTHER EMPLOYEE BENEFITS

    The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis' funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $1,627,000, $1,594,000 and $1,354,000 for 1998, 1997 and 1996, respectively.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $3,610,000, $3,926,000 and $3,913,000 for 1998, 1997 and 1996, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis-sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

Net postretirement benefit costs allocated to the Company for the years ended December 31, 1998, 1997 and 1996 were $0, $304,000 and $290,000, respectively, and includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made contributions to the plans of approximately $(5,200), $20,000 and $8,000 in 1998, 1997 and 1996, respectively, as claims were incurred.

FORTIS BENEFITS INSURANCE COMPANY

16. DEBT

    A summary of debt at December 31 for each year follows (in thousands):

                                                                               1998       1997
                                                                             ---------  ---------
Mortgage note bearing a floating interest rate of 200 basis points over
 LIBOR, (5.07% at December 31, 1998 and 5.84% at December 31, 1997)
 adjustable every six months, principal and interest due monthly, matures
 July 2001.................................................................  $   3,088  $   3,150
Mortgage note bearing fixed interest at 7.6% principal and interest due
 monthly, matures October 2002.............................................      5,105      5,183
Mortgage note bearing fixed interest at 6.52%, principal and interest due
 monthly, matures July 2009................................................      5,000         --
Mortgage note bearing fixed interest at 7.14%, principal and interest due
 monthly, matures April 2008...............................................      6,948         --
Mortgage note bearing a floating interest rate of 225 basis points over
 LIBOR.....................................................................         --     18,100
                                                                             ---------  ---------
                                                                             $  20,141  $  26,433
                                                                             ---------  ---------
                                                                             ---------  ---------

Maturities of the debt as of December 31, 1998 are as follows (in thousands):

1998...............................................................................  $     280
1999...............................................................................        344
2000...............................................................................      3,328
2001...............................................................................      5,030
2002...............................................................................        251
Thereafter.........................................................................     10,908
                                                                                     ---------
                                                                                     $  20,141
                                                                                     ---------
                                                                                     ---------

These mortgage notes are collateralized by certain real estate investments included in real estate and other investments in the balance sheet.

Interest expense paid by the Company during 1998 and 1997 on this debt was approximately $1,362,000 and $1,075,000, respectively.

17. YEAR 2000 (UNAUDITED)

INTRODUCTION. The Company relies heavily on information technology ("IT") systems to conduct its business. These IT systems include both internally developed and vendor-supplied systems. The Company also has business relationships with numerous entities including but not limited to financial institutions, financial intermediaries, third party administrators and other critical vendors as well as regulators and customers. These entities are themselves reliant on their IT systems to conduct their businesses. Therefore, there is a supply chain of dependency among and between all involved entities.

STATE OF READINESS. In 1997, the Fortis parent company organized a multi-disciplinary Year 2000 Project Team ("Team"). The Company is a part of the Team. The Team consists of employees at each subsidiary, audit, legal and outside consultants. The Team has developed and is currently executing a comprehensive plan designed to make the Company's IT systems Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment, (iii) programming, and (iv) testing and certification. The Company has completed the inventory stage for its internal hardware, software and telecommunications systems (mainframe and client/server applications). The assessment process is also complete and the Company is utilizing both internal and external resources to reprogram or replace the systems where necessary, and testing the applications for Year 2000 readiness. Programming, testing and certification of these systems and applications are targeted for completion by the end of 1999.

COSTS. The cost of the Company portion of the Year 2000 project is estimated at $27.7 million (pre-tax) and is being funded through operating cash flows. Total Year 2000 project costs are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Costs to upgrade and replace systems in the normal course of business are not included in this estimate. As of December 31, 1998, approximately $15.5 million (pre-tax) had already been expensed. The Company believes that its Year 2000 project generally is on schedule.

RISKS. The Company is attempting to limit the potential impact of the Year 2000 by monitoring the progress of its own Year 2000 project and those of its critical external relationships and by developing contingency/recovery plans. The Company cannot guarantee that it will be able to identify and/or resolve all of its Year 2000 issues. Any critical unresolved Year 2000 issues at the Company or its external relationships, however, could have a material adverse effect on the Company's results of operations, liquidity or financial condition. If the Company's Year 2000 issues were unresolved, potential consequence would include, among other possibilities, the inability to accurately and timely process benefit claims, update customer's accounts, process financial transactions, bill customers, assess exposure to risks, determine liquidity requirements or report accurate data to management, shareholders, customers, regulators and others as well as business interruptions or shutdowns, financial losses, harm to its reputation, increased scrutiny by regulators and litigation related to Year 2000 issues.

CONTINGENCY PLANS. Consistent with prudent due diligence efforts, the Company has defined contingency plans aimed at ensuring the continuity of critical business functions before and after December 31, 1999, should there be an unexpected system failure. The Company has developed plans that are designed to reduce the negative impact on Fortis, and provide methods of returning to normal operations, if failure occurs.

APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:

          1 + I              n/12
       ( ---------)                - 1
       1 + J + .005

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred           $10,000
Existing guarantee period                 7 years
Time of withdrawal or transfer            beginning of 3rd year of existing
                                          guarantee period
Guaranteed interest rate (I)              8%*
Guaranteed interest rate for
  new 5-year guarantee (J)                7%*
Remaining guarantee period (N)            60 months
Market Value Adjustment

                    1 + .08            60/12
 $10,000 x      [( ----------)               - 1]      = $234.73
                1 + .07 + .005

              Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,234.73

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred           $10,000
Existing guarantee period                 7 years
Time of withdrawal or transfer            beginning of 3rd year of existing
                                          guarantee period
Guaranteed interest rate (I)              8%*
Guaranteed interest rate for
  new 5-year guarantee (J)                9%*
Remaining guarantee period (N)            60 months
Market Value Adjustment:

                     1 + .08            60/12
 $10,000 x       [( ----------)               - 1]      = - $666.42
                 1 + .09 + .005

              Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,333.58

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred           $10,000
Guarantee period                          7 years
Time of withdrawal or transfer            beginning of 3rd year of existing
                                          guarantee period
Guaranteed interest rate (I)              8%*
Guaranteed interest rate for
  new 5-year guarantee (J)                7.75%*
Remaining guarantee period (N)            60 months
Market Value Adjustment:

                      1 + .08               60/12
$10,000 x        [( ------------)]                - 1]      = - $114.94
                  1 + .0775 + .005

              Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,885.06
------------------------
*Assumed for illustrative purposes only.

APPENDIX B--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total Portfolio expense rate plus the annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Federated Prime Money Fund II for a contract issued when all owners are less than 61 years old at the time of purchase is calculated as follows:

     Total Variable Account Annual Expenses                 1.20%
+    Total Portfolio Operating Expenses                     0.80%
=    Total Expense Rate                                     2.00%

The Annual Administrative Charge rate is calculated by dividing the total Annual Contract Charges we collected in 1998 on similar contracts by the average policy value in force in 1998 on such contracts.

Year 1 Beginning Policy Value = $1000.00
Year 1 Expense = $1000.00 x 0.0200 = $20.00

Year 2 Beginning Policy Value = $1030.00
Year 2 Expense = $1030.00 x 0.0200 = $20.60

Year 3 Beginning Policy Value = $1060.90
Year 3 Expense = $1060.90 x 0.0200 = $21.22

So the cumulative expenses for years 1-3 for the Federated Prime Money Fund II are equal to:
    $20.00 + $20.60 + $21.22 = $61.82

If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

Surrender Charge Percentage x (Initial Premium - 10% Free Withdrawal) = Surrender Charge

    0.07 x ($1000.00 - $100.00) = $63.00

So the total expense if surrendered is $61.82 + $63.00 = $124.82.

APPENDIX C--SAMPLE DEATH BENEFIT CALCULATIONS

Date of Death Assumed Premiums and Values:                                         Example 1    Example 2    Example 3
                                                                                  -----------  -----------  -----------
  a. Purchase payments made prior to death, accumulated at 4%                      $  32,000    $  32,000    $  32,000
  b. Contract Value on date of death                                               $  20,000    $  36,000    $  25,000
  c. One year Ratchet Option Value                                                 $  35,000    $  36,000    $  31,000
Death Benefit is Larger of a, b, and c.                                            $  35,000    $  36,000    $  32,000

APPENDIX D--PARTICIPATING PORTFOLIOS

FEDERATED INSURANCE SERIES

Federated Insurance Series is an open-end management investment company. It was established as a Massachusetts business trust under a Declaration of Trust dated September 15, 1993. Federated Advisers is the investment adviser for all of its portfolios other than Federated International Equity Fund II, which is advised by Federated Global Research Corp.

AMERICAN LEADERS FUND II

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital with a secondary objective to provide income. It invests, under normal conditions, at least 65% of its total assets in common stock of "blue-chip" companies.

GROWTH STRATEGIES FUND II

INVESTMENT OBJECTIVE: Capital appreciation. It invests at least 65% of its assets in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant fundamental changes are taking place.

UTILITY FUND II

INVESTMENT OBJECTIVE: To achieve high current income and moderate capital appreciation. It invests primarily in a professionally managed, diversified portfolio of equity and debt securities of utility companies.

PRIME MONEY FUND II

INVESTMENT OBJECTIVE: To provide current income consistent with stability of principal and liquidity. It invests exclusively in a portfolio of money market instruments maturing in 397 days or less.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

INVESTMENT OBJECTIVE: Seeks to provide current income. Under normal circumstances, it invests at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalists.

HIGH INCOME BOND FUND II

INVESTMENT OBJECTIVE: To seek high current income. It invests primarily in a professionally managed, diversified portfolio of fixed income securities. The fixed income securities in which it invests are lower-rated corporate debt obligations, which are commonly referred to as "junk bonds."

INTERNATIONAL EQUITY FUND II

INVESTMENT OBJECTIVE: To obtain a total return on its assets. It invests at least 65% of its assets (and under normal market conditions substantially all of its assets) in equity securities of issuers located in at least three different countries outside of the United States.

EQUITY INCOME FUND II

INVESTMENT OBJECTIVE: To provide above average income and capital appreciation. It invests at least 65% of its assets in income-producing equity securities.

STRATEGIC INCOME FUND II

INVESTMENT OBJECTIVE: To seek a high level of current income by investing in three categories of fixed income securities: domestic investment grade, domestic non-investment grade corporate and foreign.

SMALL CAP STRATEGIES FUND II

INVESTMENT OBJECTIVE: To seek capital appreciation by investing primarily in equity securities of small cap companies.

APPENDIX E--PRO RATA ADJUSTMENTS

Pro rata adjustments are made for withdrawals in calculating the death benefit payable under the contract. The benefit is described under the section of this prospectus entitled Benefit Payable on Death of Owner (or Annuitant).

Under the death benefit set forth as (2) in that section, the pro rata adjustment for a given withdrawal is equal to:

    (a) the withdrawn amount, divided by

    (b) the contract value immediately before the amount was withdrawn, the result multiplied by

    (c) the quantity equal to:

            (i) the contract value on the anniversary, plus

           (ii) purchase payments made since the anniversary and before the withdrawal, plus

           (iii) pro rata adjustments for withdrawals made since the anniversary and before the given withdrawal.

Under the death benefit set forth as (3) in that section, the pro rata adjustment for a given withdrawal is equal to:

    (a) the withdrawn amount; divided by

    (b) the contract value immediately before the amount was withdrawn; the result multiplied by

    (c) the quantity equal to:

            (i) the Roll-up Amount prior to withdrawal; plus

           (ii) any purchase payments made on or after the date the owner reached age 80 and before the given withdrawal; reduced by

           (iii) pro rata adjustments for any withdrawals made on or after the date the owner reached age 80 and before the given withdrawal.

                              FINANCIAL STATEMENTS

                        FORTIS BENEFITS INSURANCE COMPANY
                               VARIABLE ACCOUNT D

                          YEAR ENDED DECEMBER 31, 1998

                        Fortis Benefits Insurance Company
                               Variable Account D

                              Financial Statements


                          Year ended December 31, 1998




                                    CONTENTS

Report of Independent Auditors..........................................1

Audited Financial Statements

Statements of Net Assets................................................3
Statements of Changes in Net Assets.....................................6
Notes to Financial Statements..........................................21

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of Fortis Benefits Insurance Company Variable Account D (comprised of the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth, and Small Cap Value Subaccounts; the Norwest Select Fund's ValuGrowth, Income, Small Company Stock and Income Equity Subaccounts; the Scudder Variable Life Investment Fund's International Subaccount; the AIM Variable Insurance Funds' V.I. Value and V.I. International Equity Subaccounts; the Alliance Variable Product Series' Money Market, International and Premier Growth Subaccounts; the SAFECO Resource Series' Growth and Equity Subaccounts; the Federated Insurance Series' U.S. Government Securities II, High Income Bond Fund II, Utility II and American Leaders II Subaccounts; the Lexington Funds, Inc.'s Natural Resources Trust and Emerging Markets Subaccounts; the MFS Variable Insurance Trusts' Emerging Growth, High Income and World Government Subaccounts; the Montgomery Variable Fund's Emerging Markets and Growth Subaccounts; the Strong Variable Insurance Funds' Discovery II and International II Subaccounts; the American Century Investments' VP Balanced and VP Growth Subaccounts; the Van Eck Worldwide Insurance Trust's Worldwide Bond Fund and Worldwide Hard Assets Fund Subaccounts; the Neuberger & Berman, Inc.'s AMT Limited Maturity Bond and AMT Partners Subaccounts; and INVESCO, Inc.'s Health & Sciences, Industrial Income and Technology Subaccounts) as of December 31, 1998, and the related statements of changes in net assets for each of the two years in the period then ended, except for the Federated Insurance Series' U.S. Government Securities II Subaccount; the Neuberger & Berman, Inc.'s AMT Limited Maturity Bond and AMT Partners Subaccounts; and INVESCO, Inc.'s Health & Sciences, Industrial Income and Technology Subaccounts which are for the period from May 1, 1997 to December 31, 1997 and the Fortis Mid Cap Stock, Large Cap Growth and Small Cap Value Subaccounts which are for the period May 1, 1998 (commencement of operations) to December 31, 1998. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of Fortis Benefits Insurance Company Variable Account D at December 31, 1998, and the individual and combined changes in its net assets for the periods described above, in conformity with generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP

Minneapolis, Minnesota
March 19, 1999

                        Fortis Benefits Insurance Company
                               Variable Account D

                            Statements of Net Assets

                                December 31, 1998

                                                                                                             ATTRIBUTABLE TO
                                                                                                             FORTIS BENEFITS
                                                                                             NET ASSETS AT      INSURANCE
                                                            SHARES              COST         MARKET VALUE       COMPANY
                                                       ----------------------------------------------------------------------
Investments in Fortis Series Fund, Inc.:
   Growth Stock                                           13,182,400     $   304,612,551   $  541,637,137    $          -
   U.S. Government Securities                             12,972,929         139,984,673      141,769,466               -
   Money Market                                            6,066,668          67,233,393       67,119,187               -
   Asset Allocation                                       25,429,403         386,417,417      536,384,948               -
   Diversified Income                                      8,949,806         105,443,140      106,628,884               -
   Global Growth                                          11,604,190         166,333,148      261,882,193               -
   Aggressive Growth                                       5,866,648          74,710,338       97,976,544               -
   Growth & Income                                        12,530,359         184,542,458      265,983,185               -
   High Yield                                              6,516,027          66,579,853       64,546,458               -
   Global Asset Allocation                                 4,152,609          51,348,582       59,470,739       4,289,789
   Global Bond                                             1,956,513          21,442,048       22,618,464       5,997,500
   International Stock                                     5,344,515          68,059,314       77,403,542               -
   Value                                                   5,049,921          65,418,627       72,593,625               -
   S & P 500                                              10,627,627         159,615,684      200,164,981               -
   Blue Chip Stock                                         7,854,812         112,868,995      145,914,116       6,352,455
   Mid Cap Stock                                           1,179,582          10,821,273       11,366,916       3,999,212
   Large Cap Growth                                        1,237,860          12,646,130       14,909,298       4,998,441
   Small Cap Value                                         1,523,604          14,080,298       14,138,583       3,851,404
Investments in Norwest Select Fund:
   ValuGrowth                                              1,794,765          25,899,534       35,751,725               -
   Income                                                  1,931,703          23,371,139       22,156,639               -
   Small Company Stock                                     1,221,712          15,755,762       13,292,225               -
   Income Equity                                           5,378,564          72,198,232       86,057,023               -


                                                                                         NET ASSET VALUE FOR
                                                       ATTRIBUTABLE TO    ACCUMULATION    VARIABLE ANNUITY
                                                       VARIABLE ANNUITY      UNITS         CONTRACTS PER
                                                         CONTRACTS        OUTSTANDING      ACCUMULATION UNIT
                                                    -----------------------------------------------------
Investments in Fortis Series Fund, Inc.:
   Growth Stock                                      $   541,637,137     136,880,970       $  3.96
   U.S. Government Securities                            141,769,466       7,783,287         18.21
   Money Market                                           67,119,187      40,111,614          1.67
   Asset Allocation                                      536,384,948     160,947,627          3.33
   Diversified Income                                    106,628,884      51,414,422          2.07
   Global Growth                                         261,882,193      12,352,444         21.20
   Aggressive Growth                                      97,976,544       6,201,905         15.80
   Growth & Income                                       265,983,185      12,274,208         21.67
   High Yield                                             64,546,458       5,048,995         12.78
   Global Asset Allocation                                55,180,950       3,357,472         16.44
   Global Bond                                            16,620,964       1,257,641         13.22
   International Stock                                    77,403,542       4,837,037         16.00
   Value                                                  72,593,625       4,940,205         14.69
   S & P 500                                             200,164,981      10,826,253         18.49
   Blue Chip Stock                                       139,561,661       7,720,323         18.08
   Mid Cap Stock                                           7,367,704         765,338          9.63
   Large Cap Growth                                        9,910,857         842,995         11.76
   Small Cap Value                                        10,287,179       1,098,102          9.37
Investments in Norwest Select Fund:
   ValuGrowth                                             35,751,725       1,814,816         19.70
   Income                                                 22,156,639       1,663,176         13.32
   Small Company Stock                                    13,292,225         975,631         13.62
   Income Equity                                          86,057,023       5,406,120         15.92

SEE ACCOMPANYING NOTES.

                        Fortis Benefits Insurance Company
                               Variable Account D

                      Statements of Net Assets (continued)

                                December 31, 1998

                                                                                                           ATTRIBUTABLE TO
                                                                                                           FORTIS BENEFITS
                                                                                          NET ASSETS AT      INSURANCE
                                                           SHARES            COST          MARKET VALUE       COMPANY
                                                        -------------------------------------------------------------------
Investments in Scudder Variable Life Investment
  Fund:
     International                                           576,026   $     7,545,857    $   8,386,931     $      -
Investment in AIM Variable Insurance Funds, Inc.:
   AIM V.I. Value                                            189,419         4,512,103        4,972,260            -
   AIM V.I. International Equity                              80,243         1,551,323        1,574,363            -
Investments in Alliance Variable Product Series:
   Money Market                                           16,561,373        16,561,373       16,561,373            -
   International                                              73,343         1,166,959        1,185,950            -
   Premier Growth                                            280,237         7,469,617        8,695,749            -
Investments in SAFECO Resource Series:
   Growth                                                    262,623         6,069,354        5,578,102            -
   Equity                                                     76,363         2,145,904        2,288,591            -
Investments in Federated Insurance Series:
   U.S. Government Securities II                              94,546         1,043,181        1,054,187            -
   High Income Bond Fund II                                  340,033         3,592,424        3,713,159            -
   Utility II                                                 71,414         1,039,405        1,090,491            -
   American Leaders II                                        76,825         1,488,642        1,665,573            -
Investments in Lexington Funds, Inc.:
   Natural Resources Trust                                    48,305           691,407          532,800            -
   Emerging Markets                                           10,424            65,395           58,894            -
Investments in MFS Variable Insurance Trust:
   Emerging Growth                                           316,230         5,874,837        6,789,451            -
   High Income                                               304,319         3,550,267        3,508,800            -
   World Government                                           29,872           323,759          325,006            -


                                                                                                NET ASSET VALUE FOR
                                                             ATTRIBUTABLE TO    ACCUMULATION     VARIABLE ANNUITY
                                                            VARIABLE ANNUITY       UNITS           CONTRACTS PER
                                                               CONTRACTS        OUTSTANDING       ACCUMULATION UNIT
                                                          -------------------------------------------------------------
Investments in Scudder Variable Life Investment
  Fund:
     International                                        $    8,386,931         507,370           $16.53
Investment in AIM Variable Insurance Funds, Inc.:
   AIM V.I. Value                                              4,972,260         431,724            11.52
   AIM V.I. International Equity                               1,574,363         161,048             9.78
Investments in Alliance Variable Product Series:
   Money Market                                               16,561,373       1,459,472            11.35
   International                                               1,185,950          97,422            12.17
   Premier Growth                                              8,695,749         375,294            23.17
Investments in SAFECO Resource Series:
   Growth                                                      5,578,102         367,234            15.19
   Equity                                                      2,288,591         151,516            15.10
Investments in Federated Insurance Series:
   U.S. Government Securities II                               1,054,187          93,034            11.33
   High Income Bond Fund II                                    3,713,159         291,909            12.72
   Utility II                                                  1,090,491          70,928            15.37
   American Leaders II                                         1,665,573          94,738            17.58
Investments in Lexington Funds, Inc.:
   Natural Resources Trust                                       532,800          51,807            10.28
   Emerging Markets                                               58,894           9,929             5.93
Investments in MFS Variable Insurance Trust:
   Emerging Growth                                             6,789,451         493,984            13.74
   High Income                                                 3,508,800         351,903             9.97
   World Government                                              325,006          29,522            11.01

                        Fortis Benefits Insurance Company
                               Variable Account D

                      Statements of Net Assets (continued)

                                December 31, 1998

                                                                                                             ATTRIBUTABLE TO
                                                                                                             FORTIS BENEFITS
                                                                                            NET ASSETS AT      INSURANCE
                                                             SHARES            COST          MARKET VALUE       COMPANY
                                                        -------------------------------------------------------------------
Investments in Montgomery Variable Funds:
   Emerging Markets                                           46,914      $      304,633    $     309,163     $         -
   Growth                                                     49,924             734,623          768,330               -
Investments in Strong Variable Insurance Funds:
   Discovery II                                               38,137             478,071          485,106               -
   International II                                           36,511             319,377          320,567               -
Investments in American Century Investments:
   VP Balanced                                               159,306           1,240,933        1,328,610               -
   VP Growth                                                  14,419             105,138          130,057               -
Investments in Van Eck Worldwide Insurance Trust:
   Worldwide Bond Fund                                        71,832             875,627          882,098               -
   Worldwide Hard Assets Fund                                 40,379             477,482          371,483               -
Investments in Neuberger & Berman, Inc.:
   AMT Limited Maturity Bond                                  48,871             670,521          675,400               -
   AMT Partners                                               45,054             881,251          852,869               -
Investments in INVESCO, Inc.:
   Health & Sciences                                         122,178           1,693,908        1,868,095               -
   Industrial Income                                          29,045             521,251          540,536               -
   Technology                                                 86,405           1,084,265        1,239,047               -
                                                                           -------------------------------------------------
Totals                                                                    $2,223,461,476   $2,937,518,919     $29,488,801
                                                                           -------------------------------------------------
                                                                           -------------------------------------------------

                                                                                                NET ASSET VALUE  FOR
                                                             ATTRIBUTABLE TO    ACCUMULATION     VARIABLE ANNUITY
                                                            VARIABLE ANNUITY       UNITS           CONTRACTS PER
                                                               CONTRACTS        OUTSTANDING       ACCUMULATION UNIT
                                                          -------------------------------------------------------------
Investments in Montgomery Variable Funds:
   Emerging Markets                                          $      309,163          47,224       $  6.55
   Growth                                                           768,330          46,194         16.63
Investments in Strong Variable Insurance Funds:
   Discovery II                                                     485,106          40,736         11.91
   International II                                                 320,567          37,361          8.58
Investments in American Century Investments:
   VP Balanced                                                    1,328,610          91,205         14.57
   VP Growth                                                        130,057          14,731          8.83
Investments in Van Eck Worldwide Insurance Trust:
   Worldwide Bond Fund                                              882,098          74,895         11.78
   Worldwide Hard Assets Fund                                       371,483          55,190          6.73
Investments in Neuberger & Berman, Inc.:
   AMT Limited Maturity Bond                                        675,400          61,900         10.91
   AMT Partners                                                     852,869          65,873         12.95
Investments in INVESCO, Inc.:
   Health & Sciences                                              1,868,095         119,097         15.69
   Industrial Income                                                540,536          38,817         13.93
   Technology                                                     1,239,047          86,462         14.33
                                                          ----------------------------------
Totals                                                       $2,908,030,118     484,339,100
                                                          ----------------------------------
                                                          ----------------------------------

SEE ACCOMPANYING NOTES.

                        Fortis Benefits Insurance Company
                               Variable Account D

                       Statements of Changes in Net Assets

                          Year ended December 31, 1998

                                                                      FORTIS U.S.
                                                    FORTIS GROWTH     GOVERNMENT      FORTIS MONEY    FORTIS ASSET
                                                        STOCK         SECURITIES         MARKET        ALLOCATION
                                                   -------------------------------------------------------------------
OPERATIONS
Dividend income                                       $ 26,467,526    $  8,254,423     $ 2,881,782     $    944,495
Mortality and expense and administrative charges        (7,108,278)     (1,819,718)       (754,138)      (6,446,486)
Net realized gain (loss) on investments                 34,160,134         378,287         317,058        5,833,283
Net unrealized appreciation (depreciation) of
   investments during the period                        29,707,787       2,601,264        (332,026)      80,554,775
                                                   -------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                      83,227,169       9,414,256       2,112,676       80,886,067

CAPITAL TRANSACTIONS
Purchase of Variable Account units                       8,096,970      29,320,325      56,925,744       38,225,062
Redemption of Variable Account units                   (83,484,018)    (31,609,712)    (41,411,119)     (27,638,570)
Mortality and expense and administrative charges
   redeemed                                              7,108,278       1,819,718         754,138        6,446,486
Funding of subaccount by Fortis Benefits Insurance
   Company                                                       -               -               -                -
Redemption of Fortis Benefits Insurance Company
   investment in subaccount                                      -               -               -                -
Dividend income distribution to Fortis Benefits
   Insurance Company                                             -               -               -                -
                                                   -------------------------------------------------------------------
Net (decrease) increase from capital transactions      (68,278,770)       (469,669)     16,268,763       17,032,978

Net assets at beginning of period                      526,688,738     132,824,879      48,737,748      438,465,903
                                                   -------------------------------------------------------------------
Net assets at end of period                           $541,637,137    $141,769,466     $67,119,187     $536,384,948
                                                   -------------------------------------------------------------------
                                                   -------------------------------------------------------------------

                                                          FORTIS                            FORTIS
                                                        DIVERSIFIED     FORTIS GLOBAL     AGGRESSIVE
                                                           INCOME          GROWTH           GROWTH
                                                    -----------------------------------------------------
OPERATIONS
Dividend income                                          $  6,770,367     $    295,915    $   171,175
Mortality and expense and administrative charges           (1,387,204)      (3,706,532)    (1,205,738)
Net realized gain (loss) on investments                       248,128       15,447,835      1,786,779
Net unrealized appreciation (depreciation) of
   investments during the period                             (806,741)      12,596,119     15,717,735
                                                   -----------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                          4,824,550       24,633,337     16,469,951

CAPITAL TRANSACTIONS
Purchase of Variable Account units                         11,808,123        5,585,488      6,778,089
Redemption of Variable Account units                       (9,454,092)     (47,585,475)   (13,235,104)
Mortality and expense and administrative charges
   redeemed                                                 1,387,204        3,706,532      1,205,738
Funding of subaccount by Fortis Benefits Insurance
   Company                                                          -                -              -
Redemption of Fortis Benefits Insurance Company
   investment in subaccount                                         -                -              -
Dividend income distribution to Fortis Benefits
   Insurance Company                                                -                -              -
                                                   -----------------------------------------------------
Net (decrease) increase from capital transactions           3,741,235      (38,293,455)    (5,251,277)

Net assets at beginning of period                          98,063,099      275,542,311     86,757,870
                                                   -----------------------------------------------------
Net assets at end of period                              $106,628,884     $261,882,193    $97,976,544
                                                   -----------------------------------------------------
                                                   -----------------------------------------------------

SEE ACCOMPANYING NOTES.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 1998

                                                     FORTIS GROWTH    FORTIS HIGH      FORTIS GLOBAL    FORTIS GLOBAL
                                                       & INCOME          YIELD       ASSET ALLOCATION       BOND
                                                   ---------------------------------------------------------------------
OPERATIONS
Dividend income                                        $     74,701    $ 5,211,819      $ 4,126,850       $   963,909
Mortality and expense and administrative charges         (3,367,889)      (833,772)        (659,482)         (190,032)
Net realized gain (loss) on investments                   3,162,729        117,060          501,769           158,614
Net unrealized appreciation (depreciation) of
   investments during the period                         26,107,816     (5,113,753)       3,060,304         1,473,210
                                                   ---------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                       25,977,357       (618,646)       7,029,441         2,405,701

CAPITAL TRANSACTIONS
Purchase of Variable Account units                       34,565,822     17,120,211        9,260,170         6,259,719
Redemption of Variable Account units                    (12,370,869)    (6,968,139)      (3,266,333)       (4,791,843)
Mortality and expense and administrative charges
   redeemed                                               3,367,889        833,772          659,482           190,032
Funding of subaccount by Fortis Benefits Insurance
   Company                                                        -              -                -                 -
Redemption of Fortis Benefits Insurance Company
   investment in subaccount                                       -              -                -                 -
Dividend income distribution to Fortis Benefits
   Insurance Company                                              -              -         (265,877)         (241,695)
                                                   ---------------------------------------------------------------------
Net increase (decrease) from capital transactions        25,562,842     10,985,844        6,387,442         1,416,213

Net assets at beginning of period                       214,442,986     54,179,260       46,053,856        18,796,550
                                                   ---------------------------------------------------------------------
Net assets at end of period                            $265,983,185    $64,546,458      $59,470,739       $22,618,464
                                                   ---------------------------------------------------------------------
                                                   ---------------------------------------------------------------------
                                                         FORTIS
                                                     INTERNATIONAL                      FORTIS
                                                         STOCK        FORTIS VALUE     S & P 500
                                                   -------------------------------------------------
OPERATIONS
Dividend income                                         $ 5,327,524    $ 1,608,314     $  2,986,482
Mortality and expense and administrative charges           (950,221)      (871,723)      (1,887,000)
Net realized gain (loss) on investments                   2,690,314        700,432        3,863,409
Net unrealized appreciation (depreciation) of
   investments during the period                          2,473,473      2,820,051       29,200,375
                                                   -------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                        9,541,090      4,257,074       34,163,266

CAPITAL TRANSACTIONS
Purchase of Variable Account units                       16,782,466     26,693,597      100,704,775
Redemption of Variable Account units                     (8,715,471)    (5,550,357)     (19,641,461)
Mortality and expense and administrative charges
   redeemed                                                 950,221        871,723        1,887,000
Funding of subaccount by Fortis Benefits Insurance
   Company                                                        -              -                -
Redemption of Fortis Benefits Insurance Company
   investment in subaccount                              (4,534,143)    (1,111,186)      (6,137,363)
Dividend income distribution to Fortis Benefits
   Insurance Company                                              -               -               -
                                                   -------------------------------------------------
Net increase (decrease) from capital transactions         4,483,073     20,903,777       76,812,951

Net assets at beginning of period                        63,379,379     47,432,774       89,188,764
                                                   -------------------------------------------------
Net assets at end of period                             $77,403,542    $72,593,625     $200,164,981
                                                   -------------------------------------------------
                                                   -------------------------------------------------

SEE ACCOMPANYING NOTES.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 1998

                                                       FORTIS BLUE         FORTIS          FORTIS           FORTIS
                                                          CHIP            MID CAP         LARGE CAP       SMALL CAP
                                                          STOCK            STOCK*          GROWTH*          VALUE*
                                                   --------------------------------------------------------------------
OPERATIONS
Dividend income                                         $  2,429,183    $     19,450     $      3,827     $   189,053
Mortality and expense and administrative charges          (1,324,309)        (22,225)          (6,487)        (41,502)
Net realized gain (loss) on investments                      368,440         (12,512)          (8,719)        (17,305)
Net unrealized appreciation (depreciation) of
   investments during the period                          23,595,863         545,643        2,263,168          58,284
                                                   --------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                        25,069,177         530,356        2,251,789         188,530

CAPITAL TRANSACTIONS
Purchase of Variable Account units                        57,253,131       6,896,405        8,728,546      10,421,155
Redemption of Variable Account units                      (2,538,109)       (225,181)        (226,237)       (610,438)
Mortality and expense and administrative charges
   redeemed                                                1,324,309          22,225            6,487          41,502
Funding of subaccount by Fortis Benefits Insurance
   Company                                                         -       4,150,000        4,150,000       4,150,000
Redemption of Fortis Benefits Insurance Company
   investment in subaccount                                 (182,209)              -                -               -
Dividend income distribution to Fortis Benefits
   Insurance Company                                        (106,437)         (6,889)          (1,287)        (52,166)
                                                   --------------------------------------------------------------------
Net increase (decrease) from capital transactions         55,750,685      10,836,560       12,657,509      13,950,053

Net assets at beginning of period                         65,094,254               -                -               -
                                                   --------------------------------------------------------------------
Net assets at end of period                             $145,914,116     $11,366,916      $14,909,298     $14,138,583
                                                   --------------------------------------------------------------------
                                                   --------------------------------------------------------------------

                                                                     NORWEST         NORWEST
                                                      NORWEST        INCOME       SMALL COMPANY
                                                    VALUGROWTH        BOND            STOCK
                                                   ------------------------------------------------
OPERATIONS
Dividend income                                      $   238,581    $ 1,098,033      $    39,626
Mortality and expense and administrative charges        (411,392)      (207,725)        (168,037)
Net realized gain (loss) on investments                   14,844         58,241          222,258
Net unrealized appreciation (depreciation) of
   investments during the period                       5,752,937     (1,238,385)      (2,310,701)
                                                   ------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                     5,594,970       (289,836)      (2,216,854)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                     9,841,845     14,092,379        6,325,057
Redemption of Variable Account units                  (1,757,906)    (1,034,235)        (779,846)
Mortality and expense and administrative charges
   redeemed                                              411,392        207,725          168,037
Funding of subaccount by Fortis Benefits Insurance
   Company                                                     -              -                -
Redemption of Fortis Benefits Insurance Company
   investment in subaccount                                    -              -       (1,710,197)
Dividend income distribution to Fortis Benefits
   Insurance Company                                           -              -                -
                                                   ------------------------------------------------
Net increase (decrease) from capital transactions      8,495,331     13,265,869        4,003,051

Net assets at beginning of period                     21,661,424      9,180,606       11,506,028
                                                   ------------------------------------------------
Net assets at end of period                          $35,751,725    $22,156,639      $13,292,225
                                                   ------------------------------------------------
                                                   ------------------------------------------------

* For the period from May 1, 1998 to December 31, 1998.

SEE ACCOMPANYING NOTES.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 1998

                                                                                                          AIM V.I.
                                                     NORWEST INCOME      SCUDDER         AIM V.I.      INTERNATIONAL
                                                         EQUITY       INTERNATIONAL       VALUE            EQUITY
                                                   ------------------------------------------------------------------
OPERATIONS
Dividend income                                        $ 1,056,309     $  896,543       $  211,271      $   12,369
Mortality and expense and administrative charges          (888,643)      (109,417)         (18,617)         (7,795)
Net realized gain (loss) on investments                    230,940         30,845              847            (627)
Net unrealized appreciation (depreciation) of
   investments during the period                         8,996,308        252,510          460,156          23,040
                                                   ------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                       9,394,914      1,070,481          653,657          26,987

CAPITAL TRANSACTIONS
Purchase of Variable Account units                      37,762,541      1,811,004        4,403,159       1,598,178
Redemption of Variable Account units                    (1,797,881)      (788,697)        (103,173)        (58,597)
Mortality and expense and administrative charges
   redeemed                                                888,643        109,417           18,617           7,795
Funding of subaccount by Fortis Benefits Insurance
   Company                                                       -              -                -               -
Redemption of Fortis Benefits Insurance Company
   investment in subaccount                                      -              -                -               -
Dividend income distribution to Fortis Benefits
   Insurance Company                                             -              -                -               -
                                                   ------------------------------------------------------------------
Net increase (decrease) from capital transactions       36,853,303      1,131,724        4,318,603       1,547,376

Net assets at beginning of period                       39,808,806      6,184,726                -               -
                                                   ------------------------------------------------------------------
Net assets at end of period                            $86,057,023     $8,386,931       $4,972,260      $1,574,363
                                                   ------------------------------------------------------------------
                                                   ------------------------------------------------------------------

                                                                                            ALLIANCE
                                                        ALLIANCE MONEY      ALLIANCE         PREMIER
                                                            MARKET        INTERNATIONAL       GROWTH
                                                   ------------------------------------------------------
OPERATIONS
Dividend income                                          $  1,519,027    $      275,640    $     43,994
Mortality and expense and administrative charges              (71,287)           (9,699)        (21,589)
Net realized gain (loss) on investments                             -           670,420         539,395
Net unrealized appreciation (depreciation) of
   investments during the period                                    -           (11,830)      1,207,289
                                                   ------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                          1,447,740           924,531       1,769,089

CAPITAL TRANSACTIONS
Purchase of Variable Account units                        275,790,809       112,885,826      44,398,125
Redemption of Variable Account units                     (267,800,970)     (115,289,922)    (39,496,646)
Mortality and expense and administrative charges
   redeemed                                                    71,287             9,699          21,589
Funding of subaccount by Fortis Benefits Insurance
   Company                                                          -                 -               -
Redemption of Fortis Benefits Insurance Company
   investment in subaccount                                         -                 -               -
Dividend income distribution to Fortis Benefits
   Insurance Company                                                -                 -               -
                                                   ------------------------------------------------------
Net increase (decrease) from capital transactions           8,061,126        (2,394,397)      4,923,068

Net assets at beginning of period                           7,052,507         2,655,816       2,003,592
                                                   ------------------------------------------------------
Net assets at end of period                              $ 16,561,373    $    1,185,950    $  8,695,749
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------

SEE ACCOMPANYING NOTES.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 1998

                                                                                     FEDERATED U.S.        FEDERATED
                                                        SAFECO          SAFECO         GOVERNMENT      HIGH INCOME BOND
                                                        GROWTH          EQUITY        SECURITIES II         FUND II
                                                   ----------------------------------------------------------------------
OPERATIONS
Dividend income                                       $    611,481     $  107,105      $    1,490      $    145,006
Mortality and expense and administrative charges           (23,023)        (8,994)         (3,497)          (14,352)
Net realized (loss) gain on investments                   (298,311)       106,229          38,761           102,512
Net unrealized appreciation (depreciation) of
   investments during the period                            20,810        181,464          10,223            70,747
                                                   ----------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                         310,957        385,804          46,977           303,913

CAPITAL TRANSACTIONS
Purchase of Variable Account units                      38,247,904      5,017,777       8,903,906        12,041,460
Redemption of Variable Account units                   (36,738,247)    (4,563,051)     (8,113,615)      (11,229,632)
Mortality and expense and administrative charges
   redeemed                                                 23,023          8,994           3,497            14,352
Funding of subaccount by Fortis Benefits Insurance
   Company                                                       -              -               -                 -
Redemption of Fortis Benefits Insurance Company
   investment in subaccount                                      -              -               -                 -
Dividend income distribution to Fortis Benefits
   Insurance Company                                             -              -               -                 -
                                                   ----------------------------------------------------------------------
Net increase (decrease) from capital transactions        1,532,680        463,720         793,788           826,180

Net assets at beginning of period                        3,734,465      1,439,067         213,422         2,583,066
                                                   ----------------------------------------------------------------------
Net assets at end of period                           $  5,578,102     $2,288,591      $1,054,187      $  3,713,159
                                                   ----------------------------------------------------------------------
                                                   ----------------------------------------------------------------------

                                                                       FEDERATED        LEXINGTON
                                                        FEDERATED      AMERICAN      NATURAL RESOURCES
                                                        UTILITY II     LEADERS II          TRUST
                                                   ---------------------------------------------------
OPERATIONS
Dividend income                                         $   17,235   $    233,707     $    43,384
Mortality and expense and administrative charges            (3,159)       (12,652)         (3,193)
Net realized (loss) gain on investments                    (30,623)       274,612        (119,305)
Net unrealized appreciation (depreciation) of
   investments during the period                             3,687         77,514        (105,350)
                                                   ---------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                         (12,860)       573,181        (184,464)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                       6,829,897     26,396,563       1,760,109
Redemption of Variable Account units                    (7,379,883)   (28,510,268)     (2,202,365)
Mortality and expense and administrative charges
   redeemed                                                  3,159         12,652           3,193
Funding of subaccount by Fortis Benefits Insurance
   Company                                                       -              -               -
Redemption of Fortis Benefits Insurance Company
   investment in subaccount                                      -              -               -
Dividend income distribution to Fortis Benefits
   Insurance Company                                             -              -               -
                                                   ---------------------------------------------------
Net increase (decrease) from capital transactions         (546,827)    (2,101,053)       (439,063)

Net assets at beginning of period                        1,650,178      3,193,445       1,156,327
                                                   ---------------------------------------------------
Net assets at end of period                             $1,090,491   $  1,665,573     $   532,800
                                                   ---------------------------------------------------
                                                   ---------------------------------------------------

SEE ACCOMPANYING NOTES.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 1998

                                                          LEXINGTON
                                                           EMERGING      MFS EMERGING       MFS HIGH         MFS WORLD
                                                           MARKETS          GROWTH          INCOME          GOVERNMENT
                                                     ------------------------------------------------------------------

OPERATIONS
Dividend income                                        $      6,180    $      14,899      $   68,432    $       1,291
Mortality and expense and administrative charges               (496)         (10,192)         (4,620)            (565)
Net realized (loss) gain on investments                      (9,637)         533,200          (9,817)           3,733
Net unrealized (depreciation) appreciation of
   investments during the period                            (21,006)         819,762         (69,962)           1,201
                                                     ------------------------------------------------------------------
Net (decrease) increase in net assets resulting from
   operations                                               (24,959)       1,357,669         (15,967)           5,660

CAPITAL TRANSACTIONS
Purchase of Variable Account units                        1,654,144       29,085,014       5,754,624        1,429,924
Redemption of Variable Account units                     (2,210,494)     (27,832,016)     (2,913,514)      (1,219,491)
Mortality and expense and administrative charges
   redeemed                                                     496           10,192           4,620              565
Funding of subaccount by Fortis Benefits Insurance
   Company                                                        -                -               -                -
Redemption of Fortis Benefits Insurance Company
   investment in subaccount                                       -                -               -                -
Dividend income distribution to Fortis Benefits
   Insurance Company                                              -                -               -                -
                                                     ------------------------------------------------------------------
Net (decrease) increase from capital transactions          (555,854)       1,263,190       2,845,730          210,998

Net assets at beginning of period                           639,707        4,168,592         679,037          108,348
                                                     ------------------------------------------------------------------
Net assets at end of period                            $     58,894     $  6,789,451      $3,508,800      $   325,006
                                                     ------------------------------------------------------------------
                                                     ------------------------------------------------------------------

                                                          MONTGOMERY                         STRONG
                                                           EMERGING       MONTGOMERY       DISCOVERY
                                                            MARKETS         GROWTH           FUND II
                                                     --------------------------------------------------
OPERATIONS
Dividend income                                         $     1,019      $    27,444     $    28,115
Mortality and expense and administrative charges             (2,277)          (5,823)         (2,038)
Net realized (loss) gain on investments                    (251,784)          63,647          17,142
Net unrealized (depreciation) appreciation of
   investments during the period                             12,116         (104,066)         17,556
                                                     --------------------------------------------------
Net (decrease) increase in net assets resulting from
   operations                                              (240,926)         (18,798)         60,775

CAPITAL TRANSACTIONS
Purchase of Variable Account units                        3,568,166          958,991       8,735,012
Redemption of Variable Account units                     (3,677,901)      (2,080,709)     (8,549,511)
Mortality and expense and administrative charges
   redeemed                                                   2,277            5,823           2,038
Funding of subaccount by Fortis Benefits Insurance
   Company                                                        -                -               -
Redemption of Fortis Benefits Insurance Company
   investment in subaccount                                       -                -               -
Dividend income distribution to Fortis Benefits
   Insurance Company                                              -                -               -
                                                     --------------------------------------------------
Net (decrease) increase from capital transactions          (107,458)      (1,115,895)        187,539

Net assets at beginning of period                           657,547        1,903,023         236,792
                                                     --------------------------------------------------
Net assets at end of period                             $   309,163      $   768,330     $   485,106
                                                     --------------------------------------------------
                                                     --------------------------------------------------

SEE ACCOMPANYING NOTES.

                                       Fortis Benefits Insurance Company
                                               Variable Account D

                                Statements of Changes in Net Assets (continued)

                                          Year ended December 31, 1998

                                                                          AMERICAN        AMERICAN
                                                          STRONG         CENTURY VP      CENTURY VP
                                                     INTERNATIONAL II     BALANCED         GROWTH
                                                     --------------------------------------------------
OPERATIONS
Dividend income                                      $         4,316    $     97,253    $       5,760
Mortality and expense and administrative charges              (1,711)         (2,774)          (2,218)
Net realized gain (loss) on investments                       62,354         (77,370)          67,659
Net unrealized appreciation (depreciation) of
  investments during the period                                9,766          86,667           32,986
                                                     --------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                             74,725         103,776          104,187

CAPITAL TRANSACTIONS
Purchase of Variable Account units                        11,439,550       3,176,516       22,191,371
Redemption of Variable Account units                     (11,526,224)     (2,521,079)     (22,309,476)
Mortality and expense and administrative charges
  redeemed                                                     1,711           2,774            2,218
Funding of subaccount by Fortis Benefits Insurance
  Company                                                          -               -                -
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                         -               -                -
Dividend income distribution to Fortis Benefits
  Insurance Company                                                -               -                -
                                                     --------------------------------------------------
Net (decrease) increase from capital transactions            (84,963)        658,211         (115,887)

Net assets at beginning of period                            330,805         566,623          141,757
                                                     --------------------------------------------------
Net assets at end of period                          $       320,567    $  1,328,610    $     130,057
                                                     --------------------------------------------------
                                                     --------------------------------------------------

                                                                        VAN ECK       NEUBERGER &
                                                         VAN ECK       WORLDWIDE       BERMAN AMT       NEUBERGER &
                                                     WORLDWIDE BOND   HARD ASSETS   LIMITED MATURITY     BERMAN AMT
                                                          FUND           FUND              BOND           PARTNERS
                                                     -----------------------------------------------------------------
OPERATIONS
Dividend income                                      $       7,031     $   146,361     $    23,272      $   123,635
Mortality and expense and administrative charges            (2,373)         (3,044)         (2,433)          (4,346)
Net realized gain (loss) on investments                     45,162        (314,422)         (4,949)         (90,988)
Net unrealized appreciation (depreciation) of
  investments during the period                              5,746         (47,362)          3,288          (45,410)
                                                     -----------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                           55,566        (218,467)         19,178          (17,109)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                       3,619,169       4,113,612       1,490,835        1,326,782
Redemption of Variable Account units                    (3,073,617)     (4,849,914)     (1,173,233)      (1,051,703)
Mortality and expense and administrative charges
  redeemed                                                   2,373           3,044           2,433            4,346
Funding of subaccount by Fortis Benefits Insurance
  Company                                                        -               -               -                -
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                       -               -               -                -
Dividend income distribution to Fortis Benefits
  Insurance Company                                              -               -               -                -
                                                     -----------------------------------------------------------------
Net (decrease) increase from capital transactions          547,925        (733,258)        320,035          279,425

Net assets at beginning of period                          278,607       1,323,208         336,187          590,553
                                                     -----------------------------------------------------------------
                                                     -----------------------------------------------------------------
Net assets at end of period                          $     882,098     $   371,483     $   675,400      $   852,869
                                                     -----------------------------------------------------------------
                                                     -----------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                                       Fortis Benefits Insurance Company
                                               Variable Account D

                                Statements of Changes in Net Assets (continued)

                                          Year ended December 31, 1998

                                                         INVESCO          INVESCO
                                                         HEALTH &        INDUSTRIAL        INVESCO         COMBINED VARIABLE
                                                         SCIENCES          INCOME         TECHNOLOGY            ACCOUNT
                                                     --------------------------------------------------------------------------
OPERATIONS
Dividend income                                        $     45,713     $     25,527      $     5,212        $   75,909,056
Mortality and expense and administrative charges             (4,325)          (2,272)          (2,193)          (34,619,507)
Net realized gain (loss) on investments                      83,990          (17,099)         (30,307)           71,607,287
Net unrealized appreciation (depreciation) of
  investments during the period                             170,413           32,862          160,236           240,978,559
                                                     --------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                295,791           39,018          132,948           353,875,395

CAPITAL TRANSACTIONS
Purchase of Variable Account units                        5,191,549        1,055,446        4,726,295         1,169,049,337
Redemption of Variable Account units                     (3,777,233)        (893,692)      (3,791,287)         (950,418,556)
Mortality and expense and administrative charges
  redeemed                                                    4,325            2,272            2,193            34,619,507
Funding of subaccount by Fortis Benefits Insurance
  Company                                                         -                -                -            12,450,000
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                        -                -                -           (13,675,098)
Dividend income distribution to Fortis Benefits
  Insurance Company                                               -                -                -              (674,351)
                                                     --------------------------------------------------------------------------
Net increase (decrease) from capital transactions         1,418,641          164,026          937,201           251,350,839

Net assets at beginning of period                           153,663          337,492          168,898         2,332,292,685
                                                     --------------------------------------------------------------------------
Net assets at end of period                            $  1,868,095     $    540,536      $ 1,239,047        $2,937,518,919
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                                       Fortis Benefits Insurance Company
                                               Variable Account D

                                      Statements of Changes in Net Assets

                                          Year ended December 31, 1997

                                                                            FORTIS U.S.
                                                           FORTIS GROWTH    GOVERNMENT     FORTIS MONEY    FORTIS ASSET
                                                               STOCK        SECURITIES        MARKET        ALLOCATION
                                                         ---------------------------------------------------------------
OPERATIONS
Dividend income                                             $     49,675   $  9,784,129   $  2,375,151     $ 60,002,739
Mortality and expense and administrative charges              (7,089,187)    (1,875,555)      (750,583)      (5,433,367
Net realized gain (loss) on investments                       20,147,178       (347,001)       820,447        6,303,022
Net unrealized appreciation (depreciation) of
  investments during the period                               41,012,209      2,402,114       (304,737)       7,447,945
                                                         ---------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                             54,119,875      9,963,687      2,140,278       68,320,339

CAPITAL TRANSACTIONS
Purchase of Variable Account units                            11,292,630      5,975,823     49,678,086       25,706,170
Redemption of Variable Account units                         (53,729,345)   (38,528,792)   (58,875,709)     (27,015,058
Mortality and expense and administrative
  charges redeemed                                             7,089,187      1,875,555        750,583        5,433,367
Funding of subaccount by Fortis Benefits Insurance
  Company                                                              -              -              -                -
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                             -              -              -                -
Dividend income distribution to Fortis Benefits
  Insurance Company                                                    -              -              -                -
                                                         ---------------------------------------------------------------
Net (decrease) increase from capital transactions            (35,347,528)   (30,677,414)    (8,447,040)       4,124,479

Net assets at beginning of period                            507,916,391    153,538,606     55,044,510      366,021,085
                                                         ---------------------------------------------------------------
Net assets at end of period                                 $526,688,738   $132,824,879   $ 48,737,748     $438,465,903
                                                         ---------------------------------------------------------------
                                                         ---------------------------------------------------------------

                                                            FORTIS                         FORTIS
                                                         DIVERSIFIED    FORTIS GLOBAL    AGGRESSIVE
                                                            INCOME          GROWTH         GROWTH
                                                        -----------------------------------------------
OPERATIONS
Dividend income                                         $    6,905,359    $          -   $      1,231
Mortality and expense and administrative charges            (1,307,512)     (3,682,512)    (1,052,753)
Net realized gain (loss) on investments                        177,507       5,836,551        102,856
Net unrealized appreciation (depreciation) of
  investments during the period                              2,515,054      12,455,062      2,161,309
                                                        -----------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                            8,290,408      14,609,101      1,212,643

CAPITAL TRANSACTIONS
Purchase of Variable Account units                           3,115,896      19,063,321     14,369,199
Redemption of Variable Account units                       (14,932,392)    (19,838,860)    (5,395,939)
Mortality and expense and administrative
  charges redeeme                                            1,307,512       3,682,512      1,052,753
Funding of subaccount by Fortis Benefits Insurance
  Company                                                            -               -              -
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                           -               -              -
Dividend income distribution to Fortis Benefits
  Insurance Company                                                  -               -              -
                                                        -----------------------------------------------
Net (decrease) increase from capital transactions          (10,508,984)      2,906,973     10,026,013

Net assets at beginning of period                          100,281,675     258,026,237     75,519,214
                                                        -----------------------------------------------
Net assets at end of period                             $  98,063,099     $275,542,311   $ 86,757,870
                                                        -----------------------------------------------
                                                        -----------------------------------------------

SEE ACCOMPANYING NOTES.

                                       Fortis Benefits Insurance Company
                                               Variable Account D

                                Statements of Changes in Net Assets (continued)

                                          Year ended December 31, 1997

                                                           FORTIS GROWTH   FORTIS HIGH   FORTIS GLOBAL   FORTIS GLOBAL
                                                              & INCOME        YIELD     ASSET ALLOCATION       BOND
                                                         --------------------------------------------------------------
OPERATIONS
Dividend income                                             $  6,654,164  $     71,851    $  2,358,159    $    805,285
Mortality and expense and administrative charges              (2,311,419)     (641,985)       (489,857)       (172,763)
Net realized gain (loss) on investments                        1,120,673        85,907         218,706         (68,168)
Net unrealized appreciation (depreciation) of
  investments during the period                               33,449,045     4,156,960       2,537,910        (676,900)
                                                         --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                             38,912,463     3,672,733       4,624,918        (112,546)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                            56,082,796    14,037,885       9,248,738       2,704,435
Redemption of Variable Account units                          (4,951,613)   (3,986,387)     (1,791,957)     (2,463,332)
Mortality and expense and administrative
  charges redeemed                                             2,311,419       641,983         489,857         172,763
Funding of subaccount by Fortis Benefits
  Insurance Company                                                    -             -               -               -
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                             -             -               -               -
Dividend income distribution to Fortis Benefits
  Insurance Company                                                    -             -        (193,973)       (128,042)
                                                         --------------------------------------------------------------
Net increase (decrease) from capital transactions             53,442,602    10,693,483       7,752,665         285,824

Net assets at beginning of period                            122,087,921    39,813,044      33,676,273      18,623,272
                                                         --------------------------------------------------------------
Net assets at end of period                                 $214,442,986  $ 54,179,260    $ 46,053,856    $ 18,796,550
                                                         --------------------------------------------------------------
                                                         --------------------------------------------------------------

                                                             FORTIS
                                                          INTERNATIONAL                       FORTIS
                                                              STOCK       FORTIS VALUE      S & P 500
                                                         -----------------------------------------------
OPERATIONS
Dividend income                                            $  2,559,479   $  2,718,491     $  1,361,090
Mortality and expense and administrative charges               (684,830)      (377,532)        (607,630)
Net realized gain (loss) on investments                         309,917         61,399          831,297
Net unrealized appreciation (depreciation) of
  investments during the period                               2,974,721      3,471,343        9,928,599
                                                         -----------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                             5,159,287      5,873,701       11,513,356

CAPITAL TRANSACTIONS
Purchase of Variable Account units                           16,326,079     29,249,997       82,381,056
Redemption of Variable Account units                         (2,103,233)      (695,317)     (23,769,708)
Mortality and expense and administrative
  charges redeemed                                              684,830        377,532          607,630
Funding of subaccount by Fortis Benefits
  Insurance Company                                                   -              -                -
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                            -              -                -
Dividend income distribution to Fortis Benefits
  Insurance Company                                            (157,141)       (21,662)         (79,618)
                                                         -----------------------------------------------
Net increase (decrease) from capital transactions            14,750,535     28,910,550       59,139,360

Net assets at beginning of period                            43,469,557     12,648,523       18,536,048
                                                         -----------------------------------------------
Net assets at end of period                                $ 63,379,379   $ 47,432,774     $ 89,188,764
                                                         -----------------------------------------------
                                                         -----------------------------------------------

SEE ACCOMPANYING NOTES.

                                       Fortis Benefits Insurance Company
                                               Variable Account D

                                Statements of Changes in Net Assets (continued)

                                          Year ended December 31, 1997

                                                                                             NORWEST         NORWEST
                                                            FORTIS BLUE       NORWEST      INTERMEDIATE   SMALL COMPANY
                                                            CHIP STOCK      VALUGROWTH         BOND           STOCK
                                                         ---------------------------------------------------------------
OPERATIONS
Dividend income                                            $    293,654   $    579,724    $    633,659     $  1,503,400

Mortality and expense and administrative charges               (447,570)      (221,359)       (101,678)         (95,073)
Net realized gain (loss) on investments                         107,559        104,535           2,550           25,285
Net unrealized appreciation (depreciation) of
  investments during the period                               8,118,339      2,305,264         165,968         (863,445)
                                                         ---------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                             8,071,982      2,768,164         700,499          570,167

CAPITAL TRANSACTIONS
Purchase of Variable Account units                           42,777,440      8,653,105       3,293,135        5,021,855
Redemption of Variable Account units                           (832,257)      (476,484)       (779,906)        (276,048)
Mortality and expense and administrative
  charges redeemed                                              447,570        221,359         101,678           95,073
Funding of subaccount by Fortis Benefits Insurance
  Company                                                             -              -               -                -
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                            -              -               -                -
Dividend income distribution to Fortis Benefits
  Insurance Company                                             (58,517)             -               -                -
                                                         ---------------------------------------------------------------
Net increase (decrease) from capital transactions            42,334,236      8,397,980       2,614,907        4,840,880

Net assets at beginning of period                            14,688,036     10,495,280       5,865,200        6,094,981
                                                         ---------------------------------------------------------------
Net assets at end of period                                $ 65,094,254   $ 21,661,424    $  9,180,606     $ 11,506,028
                                                         ---------------------------------------------------------------
                                                         ---------------------------------------------------------------

                                                             NORWEST
                                                              INCOME        SCUDDER      ALLIANCE MONEY
                                                              EQUITY     INTERNATIONAL       MARKET
                                                         -----------------------------------------------
OPERATIONS
Dividend income                                            $    330,791   $     89,071    $     375,670
Mortality and expense and administrative charges               (305,439)       (66,114)         (33,431)
Net realized gain (loss) on investments                          38,572         40,064                -
Net unrealized appreciation (depreciation) of
  investments during the period                               4,243,198        164,076                -
                                                         -----------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                             4,307,122        227,097          342,239

CAPITAL TRANSACTIONS
Purchase of Variable Account units                           25,830,279      2,768,738      168,171,990
Redemption of Variable Account units                           (309,223)      (302,454)    (167,088,962)
Mortality and expense and administrative
  charges redeemed                                              305,439         66,114           33,431
Funding of subaccount by Fortis Benefits Insurance
  Company                                                             -              -                -
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                            -              -                -
Dividend income distribution to Fortis Benefits
  Insurance Company                                                   -              -                -
                                                         -----------------------------------------------
Net increase (decrease) from capital transactions            25,826,495      2,532,398        1,116,459

Net assets at beginning of period                             9,675,189      3,425,231        5,593,809
                                                         -----------------------------------------------
Net assets at end of period                                $ 39,808,806   $  6,184,726    $   7,052,507
                                                         -----------------------------------------------
                                                         -----------------------------------------------

SEE ACCOMPANYING NOTES.

                                       Fortis Benefits Insurance Company
                                               Variable Account D

                                Statements of Changes in Net Assets (continued)

                                          Year ended December 31, 1997

                                                             ALLIANCE        ALLIANCE         SAFECO          SAFECO
                                                           INTERNATIONAL  PREMIER GROWTH      GROWTH          EQUITY
                                                         --------------------------------------------------------------
OPERATIONS
Dividend income                                             $     19,713   $        954   $    506,511    $    102,844
Mortality and expense and administrative charges                  (4,653)        (4,656)        (4,146)         (4,251)
Net realized gain (loss) on investments                          524,319        185,183        260,166          21,442
Net unrealized appreciation (depreciation) of
  investments during the period                                   25,774         12,341       (501,499)        (19,125)
                                                         --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                565,153        193,822        261,032         100,910

CAPITAL TRANSACTIONS
Purchase of Variable Account units                            65,480,879     13,005,720     13,595,285       4,689,201
Redemption of Variable Account units                         (63,692,893)   (11,432,296)   (10,315,753)     (3,551,876)
Mortality and expense and administrative
  charges redeemed                                                 4,653          4,656          4,146           4,251
Funding of subaccount by Fortis Benefits Insurance
  Company                                                              -              -              -               -
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                             -              -              -               -
Dividend income distribution to Fortis Benefits
  Insurance Company                                                    -              -              -               -
                                                         --------------------------------------------------------------
Net increase (decrease) from capital transactions              1,792,639      1,578,080      3,283,678       1,141,576

Net assets at beginning of period                                298,024        231,690        189,755         196,581
                                                         --------------------------------------------------------------
Net assets at end of period                                 $  2,655,816   $  2,003,592   $  3,734,465    $  1,439,067
                                                         --------------------------------------------------------------
                                                         --------------------------------------------------------------

                                                            FEDERATED U.S.   FEDERATED
                                                             GOVERNMENT     HIGH INCOME      FEDERATED
                                                           SECURITIES II *  BOND FUND II     UTILITY II
                                                         -------------------------------------------------
OPERATIONS
Dividend income                                             $      3,957    $     67,548    $      4,035

Mortality and expense and administrative charges                    (265)         (3,413)         (1,118)
Net realized gain (loss) on investments                           (1,381)        120,901          48,748
Net unrealized appreciation (depreciation) of
  investments during the period                                      784          31,419          44,341
                                                         -------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                  3,095         216,455          96,006

CAPITAL TRANSACTIONS
Purchase of Variable Account units                             1,957,483       7,473,177       8,386,519
Redemption of Variable Account units                          (1,747,421)     (6,024,386)     (7,031,477)
Mortality and expense and administrative
  charges redeemed                                                   265           3,413           1,118
Funding of subaccount by Fortis Benefits Insurance
  Company                                                              -               -               -
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                             -               -               -
Dividend income distribution to Fortis Benefits
  Insurance Company                                                    -               -               -
                                                         -------------------------------------------------
Net increase (decrease) from capital transactions                210,327       1,452,204       1,356,160

Net assets at beginning of period                                      -         914,407         198,012
                                                         -------------------------------------------------
Net assets at end of period                                 $    213,422    $  2,583,066    $  1,650,178
                                                         -------------------------------------------------
                                                         -------------------------------------------------

*For the period from May 1, 1997 to December 31, 1997.

SEE ACCOMPANYING NOTES.

                                       Fortis Benefits Insurance Company
                                               Variable Account D

                                Statements of Changes in Net Assets (continued)

                                          Year ended December 31, 1997

                                                                             LEXINGTON
                                                             FEDERATED        NATURAL       LEXINGTON
                                                              AMERICAN       RESOURCES       EMERGING
                                                             LEADERS II        TRUST         MARKETS
                                                         ------------------------------------------------
OPERATIONS
Dividend income                                             $     11,802    $    37,809    $        238
Mortality and expense and administrative charges                  (6,487)        (4,044)         (1,766)
Net realized gain (loss) on investments                          366,916        147,314          22,277
Net unrealized appreciation (depreciation) of
  investments during the period                                   87,367        (60,160)         13,703
                                                         ------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                459,598        120,919          34,452

CAPITAL TRANSACTIONS
Purchase of Variable Account units                            20,909,386      7,675,556      10,873,736
Redemption of Variable Account units                         (18,677,016)    (7,422,947)    (10,335,967)
Mortality and expense and administrative
  charges redeemed                                                 6,487          4,044           1,766
Funding of subaccount by Fortis Benefits Insurance
  Company                                                              -              -               -
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                             -              -               -
Dividend income distribution to Fortis Benefits
  Insurance Company                                                    -              -               -
                                                         ------------------------------------------------
Net increase (decrease) from capital transactions              2,238,857        256,653         539,535

Net assets at beginning of period                                494,990        778,755          65,720
                                                         ------------------------------------------------
Net assets at end of period                                 $  3,193,445    $ 1,156,327    $    639,707
                                                         ------------------------------------------------
                                                         ------------------------------------------------

                                                                                                         MONTGOMERY
                                                          MFS EMERGING      MFS HIGH      MFS WORLD       EMERGING
                                                             GROWTH          INCOME       GOVERNMENT       MARKETS
                                                        ---------------------------------------------------------------
OPERATIONS
Dividend income                                          $      5,222     $         -     $     3,011     $       585
Mortality and expense and administrative charges               (8,094)         (3,208)           (888)         (2,178)
Net realized gain (loss) on investments                       278,077          64,089          (9,538)         17,971
Net unrealized appreciation (depreciation) of
  investments during the period                               124,482          28,378            (237)         (9,020)
                                                        ---------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                             399,687          89,259          (7,652)          7,358

CAPITAL TRANSACTIONS
Purchase of Variable Account units                         50,380,648       2,109,055       4,223,973       7,351,843
Redemption of Variable Account units                      (48,657,063)     (1,917,469)     (4,151,384)     (6,894,401)
Mortality and expense and administrative
  charges redeemed                                              8,094           3,208             888           2,178
Funding of subaccount by Fortis Benefits Insurance
  Company                                                           -               -               -               -
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                          -               -               -               -
Dividend income distribution to Fortis Benefits
  Insurance Company                                                 -               -               -               -
                                                        ---------------------------------------------------------------
Net increase (decrease) from capital transactions           1,731,679         194,794          73,477         459,620

Net assets at beginning of period                           2,037,226         394,984          42,523         190,569
                                                        ---------------------------------------------------------------
Net assets at end of period                              $  4,168,592     $   679,037     $   108,348     $   657,547
                                                        ---------------------------------------------------------------
                                                        ---------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                                       Fortis Benefits Insurance Company
                                               Variable Account D

                                Statements of Changes in Net Assets (continued)

                                          Year ended December 31, 1997

                                                                              STRONG        STRONG
                                                             MONTGOMERY      DISCOVERY    GOVERNMENT        STRONG
                                                               GROWTH         FUND II    SECURITIES II   ADVANTAGE II
                                                         --------------------------------------------------------------
OPERATIONS
Dividend income                                             $    80,509    $         -   $      4,238    $      6,644
Mortality and expense and administrative charges                 (2,758)          (673)          (446)           (122)
Net realized gain (loss) on investments                         110,597          6,584          1,688           6,199
Net unrealized appreciation (depreciation) of
  investments during the period                                 156,818        (12,707)           277           1,352
                                                         --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                               345,166         (6,796)         5,757          14,073

CAPITAL TRANSACTIONS
Purchase of Variable Account units                            4,720,065      1,491,187        192,449          40,789
Mortality and expense and administrative
  charges redeemed                                           (4,059,313)    (1,339,858)      (267,953)       (356,157)
Mortality and expense and administrative
  charges redeemed                                                2,758            673            446             122
Funding of subaccount by Fortis Benefits Insurance
  Company                                                             -              -              -               -
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                            -              -              -               -
Dividend income distribution to Fortis Benefits
  Insurance Company                                                   -              -              -               -
                                                         --------------------------------------------------------------
Net increase (decrease) from capital transactions               663,510        152,002        (75,058)       (315,246)

Net assets at beginning of period                               894,347         91,586         69,301         301,173
                                                         --------------------------------------------------------------
Net assets at end of period                                 $ 1,903,023    $   236,792   $          -    $          -
                                                         --------------------------------------------------------------
                                                         --------------------------------------------------------------

                                                                              AMERICAN       AMERICAN
                                                               STRONG        CENTURY VP       CENTURY
                                                          INTERNATIONAL II    BALANCED       VP GROWTH
                                                         -------------------------------------------------
OPERATIONS
Dividend income                                             $      25,600   $     8,363      $     2,139
Mortality and expense and administrative charges                   (2,462)       (1,284)            (355)
Net realized gain (loss) on investments                            (1,178)      (65,865)          32,718
Net unrealized appreciation (depreciation) of
  investments during the period                                   (11,451)           51           (7,181)
                                                         -------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                  10,509       (58,735)          27,321

CAPITAL TRANSACTIONS
Purchase of Variable Account units                             13,896,848     9,336,521        5,761,482
Mortality and expense and administrative
  charges redeemed                                            (13,937,360)   (8,825,530)      (5,717,321)
Mortality and expense and administrative
  charges redeemed                                                  2,462         1,284              355
Funding of subaccount by Fortis Benefits Insurance
  Company                                                               -             -                -
Redemption of Fortis Benefits Insurance Company
  investment in subaccount                                              -             -                -
Dividend income distribution to Fortis Benefits
  Insurance Company                                                     -             -                -
                                                         -------------------------------------------------
Net increase (decrease) from capital transactions                 (38,050)      512,275           44,516

Net assets at beginning of period                                 358,346       113,083           69,920
                                                         -------------------------------------------------
Net assets at end of period                                 $     330,805   $   566,623      $   141,757
                                                         -------------------------------------------------
                                                         -------------------------------------------------

SEE ACCOMPANYING NOTES.

                                       Fortis Benefits Insurance Company
                                               Variable Account D

                                Statements of Changes in Net Assets (continued)

                                          Year ended December 31, 1997

                                                                 VAN ECK       NEUBERGER &
                                                   VAN ECK      WORLDWIDE       BERMAN AMT      NEUBERGER &
                                                  WORLDWIDE    HARD ASSETS        LIMITED        BERMAN AMT
                                                  BOND FUND       FUND         MATURITY BOND*    PARTNERS*
                                              ---------------------------------------------------------------
OPERATIONS
Dividend income                                 $     1,403     $     21,541     $         -   $         -
Mortality and expense and administrative
  charges                                            (1,009)          (4,933)           (742)       (1,259)
Net realized gain (loss) on investments              15,991          176,670           8,178        12,902
Net unrealized appreciation (depreciation)
  of investments during the period                      325          (76,669)          1,593        17,027
                                              ---------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          16,710          116,609           9,029        28,670

CAPITAL TRANSACTIONS
Purchase of Variable Account units                2,437,708       13,173,938       3,132,473     1,237,645
Redemption of Variable Account units             (2,213,520)     (12,443,877)     (2,806,057)     (677,021)
Mortality and expense and administrative
  charges redeemed                                    1,009            4,933             742         1,259
Funding of subaccount by Fortis Benefits
  Insurance Company                                       -                -               -             -
Redemption of Fortis Benefits Insurance
  Company investment in subaccount                        -                -               -             -
Dividend income distribution to Fortis
  Benefits Insurance Company                              -                -               -             -
                                              ---------------------------------------------------------------
Net increase (decrease) from capital
  transactions                                      225,197          734,994         327,158       561,883

Net assets at beginning of period                    36,700          471,605               -             -
                                              ---------------------------------------------------------------
Net assets at end of period                     $   278,607     $  1,323,208     $   336,187   $   590,553
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------


                                                INVESCO      INVESCO
                                                HEALTH &    INDUSTRIAL      INVESCO        COMBINED
                                                SCIENCES*     INCOME*     TECHNOLOGY*   VARIABLE ACCOUNT
                                             ------------------------------------------------------------
OPERATIONS
Dividend income                                $    1,508   $   23,677     $         -    $  100,392,623
Mortality and expense and administrative
  charges                                            (293)        (361)           (393)      (27,814,406)
Net realized gain (loss) on investments            (3,047)       5,339           1,683        38,273,799
Net unrealized appreciation (depreciation)
  of investments during the period                  3,774      (13,577)         (5,452)      137,496,762
                                             ------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         1,942       15,078          (4,162)      248,348,778

CAPITAL TRANSACTIONS
Purchase of Variable Account units                664,230      512,375       1,293,756       871,752,580
Redemption of Variable Account units             (512,802)    (190,322)     (1,121,089)     (684,463,505)
Mortality and expense and administrative
  charges redeemed                                    293          361             393        27,814,406
Funding of subaccount by Fortis Benefits
  Insurance Company                                     -            -               -                 -
Redemption of Fortis Benefits Insurance
  Company investment in subaccount                      -            -               -                 -
Dividend income distribution to Fortis
  Benefits Insurance Company                            -            -               -          (638,953)
                                             ------------------------------------------------------------
Net increase (decrease) from capital
  transactions                                    151,721      322,414         173,060       214,464,528

Net assets at beginning of period                       -            -               -     1,869,479,379
                                             ------------------------------------------------------------
Net assets at end of period                    $  153,663   $  337,492     $   168,898    $2,332,292,685
                                             ------------------------------------------------------------
                                             ------------------------------------------------------------

*For the period from May 1, 1997 to December 31, 1997.

SEE ACCOMPANYING NOTES.

                    Fortis Benefits Insurance Company
                           Variable Account D

                     Notes to Financial Statements

                           December 31, 1998


1. GENERAL

FORTIS BENEFITS INSURANCE COMPANY

Variable Account D (the "Account") was established as a segregated asset account of Fortis Benefits Insurance Company ("Fortis Benefits") on October 14, 1987 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust. The variable annuity contracts are sold under the names of EmPower Variable Annuity, Opportunity Variable Annuity, Norwest Passage Variable Annuity, Masters Variable Annuity and Value Advantage Plus Variable Annuity.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The assets of the Account are segregated from Fortis Benefits' other assets. The operations of the Account are part of Fortis Benefits. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.

INVESTMENT TRANSACTIONS

Capital gain distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

INVESTMENT INCOME

Dividend income distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported amounts of net increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

                    Fortis Benefits Insurance Company
                            Variable Account D

                 Notes to Financial Statements (continued)


3. INVESTMENTS

There were fifty-two subaccounts within the Account. Investment in shares of the Fortis Series Fund, Inc. (the Series) subaccounts are stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of these Series. The Series' net asset value is based on market quotations of the securities held in the portfolio. Investments in the other subaccounts are valued at the net asset (market) value per share at the close of business on December 31, as reported by the respective mutual fund.

The cost of investments sold and redeemed is determined on the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the subaccounts' undistributed net investment income, undistributed realized gains or losses and unrealized appreciation or depreciation.

Purchases and sales of shares of the Fund are recorded on the trade date. The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and aggregate cost of investments sold or redeemed were as follows:


   YEAR ENDED DECEMBER 31, 1998
                                                        SHARES
                                        ----------------------------------     COST OF      COST OF SALES/
                                             PURCHASED            SOLD        PURCHASES      REDEMPTIONS
                                        -------------------------------------------------------------------
   Fortis Series Fund, Inc.:
     Growth Stock                             1,004,034         2,196,640  $  34,564,496    $  49,323,884
     U.S. Government Securities               3,437,980         2,901,372     37,574,748       31,231,425
     Money Market                             5,363,997         3,716,023     59,807,526       41,094,061
     Asset Allocation                         2,001,168         1,458,017     39,169,557       21,805,287
     Diversified Income                       1,549,018           782,457     18,578,490        9,205,964
     Global Growth                              285,660         2,261,137      5,881,403       32,137,640
     Aggressive Growth                          487,885           901,804      6,949,264       11,448,325
     Growth & Income                          1,726,589           629,713     34,640,523        9,208,139
     High Yield                               2,152,596           667,421     22,332,030        6,851,079
     Global Asset Allocation                    936,706           250,285     13,387,020        3,303,440
     Global Bond                                631,500           440,320      7,223,628        4,874,924
     International Stock                      1,503,232           902,541     22,109,990       10,559,299
     Value                                    1,993,402           477,833     28,301,911        5,961,110
     S & P 500                                6,188,109         1,534,358    103,691,257       21,915,415
     Blue Chip Stock                          3,595,998           155,356     59,682,314        2,458,315
     Mid Cap Stock                            1,205,928            26,346     11,065,855          244,582
     Large Cap Growth                         1,260,680            22,820     12,882,373          236,243
     Small Cap Value                          1,598,441            74,837     14,760,208          679,909

                    Fortis Benefits Insurance Company
                            Variable Account D

                 Notes to Financial Statements (continued)


3. INVESTMENTS (CONTINUED)


YEAR ENDED DECEMBER 31, 1998 (CONTINUED)
                                                         SHARES
                                        ----------------------------------     COST OF      COST OF SALES/
                                             PURCHASED             SOLD       PURCHASES       REDEMPTIONS
                                        -------------------------------------------------------------------
   Norwest Select Fund:
     ValuGrowth                                 660,500           120,742  $  10,080,966   $    1,743,062
     Income Bond                              1,183,655            82,025     15,190,412          975,994
     Small Company Stock                        517,603           197,617      6,364,683        2,267,785
     Income Equity                            2,588,219           119,655     38,818,850        1,566,941

   Scudder Variable Life Investment
     Fund:
     International                              195,728            58,024      2,707,547          757,852

   AIM Variable Insurance Funds, Inc.:
     V.I. Value Fund                            193,718             4,299      4,614,430          102,326
     V.I. International Equity                   83,290             3,047      1,610,547           59,224

   Alliance Variable Product Series:
     Money Market                           277,309,836       267,800,970    277,309,836      267,800,970
     International                            6,931,865         7,035,341    113,161,466      114,619,502
     Premier Growth                           1,715,690         1,530,908     44,442,119       38,957,251

   SAFECO Resource Series:
     Growth                                   1,515,642         1,412,953     38,859,385       37,036,558
     Equity                                     184,338           165,126      5,124,882        4,456,822

   Federated Insurance Series:
     U.S. Government Securities II              820,671           746,374      8,905,396        8,074,854
     High Income Bond Fund II                 1,126,285         1,022,148     12,186,466       11,127,120
     Utility II                                 479,568           523,631      6,847,132        7,410,506
     American Leaders II                      1,344,922         1,430,779     26,630,270       28,235,656

   Lexington Funds, Inc.:
     Natural Resources Trust                    126,536           155,785      1,803,493        2,321,670
     Emerging Markets                           200,566           261,939      1,660,324        2,220,131

   MFS Variable Insurance Trust:
     Emerging Growth                          1,634,214         1,576,261     29,099,913       27,298,816
     High Income                                494,434           245,098      5,823,056        2,923,331
     World Government                           135,626           116,366      1,431,215        1,215,758

   Montgomery Variable Funds:
     Emerging Markets                           454,651           469,946      3,569,185        3,929,685
     Growth                                      63,835           140,023        986,435        2,017,062

   Strong Variable Insurance Funds:
     Discovery II                               675,218           656,764      8,763,127        8,532,369
     International II                         1,257,834         1,256,817     11,443,866       11,463,870

                    Fortis Benefits Insurance Company
                            Variable Account D

                 Notes to Financial Statements (continued)


3. INVESTMENTS (CONTINUED)


YEAR ENDED DECEMBER 31, 1998 (CONTINUED)
                                                        SHARES
                                        ----------------------------------     COST OF      COST OF SALES/
                                             PURCHASED            SOLD        PURCHASES       REDEMPTIONS
                                        --------------------------------------------------------------------
   American Century Investments:
     VP Balanced                                407,610           317,069  $   3,273,769   $    2,598,449
     VP Growth                                2,372,711         2,372,936     22,197,131       22,241,817

   Van Eck Worldwide Insurance Trust:
     Worldwide Bond Fund                        305,599           259,118      3,626,200        3,028,455
     Worldwide Hard Assets Fund                 328,539           372,387      4,259,973        5,164,336

   Neuberger & Berman, Inc.:
     AMT Limited Maturity Bond                  110,676            85,614      1,514,107        1,178,182
     AMT Partners                                73,345            56,959      1,450,417        1,142,691

   INVESCO, Inc.:
     Health & Sciences                          396,457           288,098      5,237,262        3,693,243
     Industrial Income                           59,410            50,171      1,080,973          910,791
     Technology                                 377,427           305,735      4,731,507        3,821,594

   YEAR ENDED DECEMBER 31, 1997
                                                       SHARES
                                        ----------------------------------     COST OF      COST OF SALES/
                                             PURCHASED            SOLD        PURCHASES       REDEMPTIONS
                                        --------------------------------------------------------------------
   Fortis Series Fund, Inc.:
     Growth Stock                               335,736         1,531,197  $  11,342,305    $  33,582,166
     U.S. Government Securities               1,516,213         3,606,464     15,759,952       38,875,792
     Money Market                             4,699,565         5,310,661     52,053,237       58,055,261
     Asset Allocation                         4,812,001         1,449,334     85,708,909       20,712,037
     Diversified Income                         865,982         1,255,212     10,021,255       14,754,885
     Global Growth                              995,381           999,116     19,063,321       14,002,309
     Aggressive Growth                        1,136,613           420,068     14,370,430        5,293,083
     Growth & Income                          3,670,172           288,495     62,736,960        3,830,940
     High Yield                               1,365,421           386,498     14,109,736        3,900,480
     Global Asset Allocation                    869,773           147,998     11,606,897        1,767,225
     Global Bond                                309,549           239,582      3,509,720        2,659,542
     International Stock                      1,405,870           168,466     18,885,558        1,950,457
     Value                                    2,474,886            56,145     31,968,488          655,579
     S & P 500                                6,117,672         1,766,129     83,742,146       23,018,029
     Blue Chip Stock                          3,219,587            67,752     43,071,094          783,215

   Norwest Select Fund:
     ValuGrowth                                 552,655            28,517      9,232,829          371,949
     Intermediate Bond                          353,877            70,931      3,926,794          777,355
     Small Company Stock                        451,498            19,700      6,525,255          250,763
     Income Equity                            2,067,474            24,292     26,161,070          270,651

                    Fortis Benefits Insurance Company
                            Variable Account D

                 Notes to Financial Statements (continued)


3. INVESTMENTS (CONTINUED)


   YEAR ENDED DECEMBER 31, 1997 (CONTINUED)

                                                        SHARES
                                        ----------------------------------    COST OF      COST OF SALES/
                                             PURCHASED            SOLD       PURCHASES       REDEMPTIONS
                                        --------------------------------------------------------------------
   Scudder Variable Life Investment
     Fund:
       International                            201,696            21,882  $   2,857,809  $       262,389

   Alliance Variable Product Series:
     Money Market                           168,743,834       167,088,962    168,547,660      167,088,962
     International                            4,259,167         4,102,363     65,500,592       63,168,574
     Premier Growth                             659,976           579,278     13,006,674       11,247,113

   SAFECO Resource Series:
     Growth                                     558,931           408,849     14,101,796       10,055,588
     Equity                                     200,558           150,645      4,792,045        3,530,435

   Federated Insurance Series:
     U.S. Government Securities II              189,579           169,330      1,961,440        1,748,802
     High Income Bond Fund II                   717,728           571,130      7,540,725        5,903,485
     Utility II                                 654,493           555,782      8,390,554        6,982,730
     American Leaders II                      1,176,026         1,045,781     20,921,188       18,310,100

   Lexington Funds, Inc.:
     Natural Resources Trust                    514,330           491,272      7,713,365        7,275,632
     Emerging Markets                         1,022,290           957,013     10,873,974       10,313,690

   MFS Variable Insurance Trust:
     Emerging Growth                          3,384,527         3,280,119     50,385,870       48,378,986
     High Income                                180,043           161,398      2,109,055        1,853,381
     World Government                           415,944           409,351      4,226,984        4,160,922

   Montgomery Variable Funds:
     Emerging Markets                           610,961           569,631      7,352,428        6,876,431
     Growth                                     360,865           307,287      4,800,574        3,948,716

   Strong Variable Insurance Funds:
     Discovery II                               122,063           110,861      1,491,187        1,333,274
     Government Securities II                    19,685            26,896        196,687          266,265
     Advantage II                                 4,923            35,492         47,433          349,958
     International II                         1,239,125         1,235,541     13,922,448       13,938,538

   American Century Investments:
     VP Balanced                              1,182,715         1,128,948      9,344,884        8,891,395
     VP Growth                                  566,923           559,107      5,763,621        5,684,603

                    Fortis Benefits Insurance Company
                            Variable Account D

                 Notes to Financial Statements (continued)


3. INVESTMENTS (CONTINUED)


   YEAR ENDED DECEMBER 31, 1997 (CONTINUED)

                                                        SHARES
                                        ----------------------------------     COST OF      COST OF SALES/
                                             PURCHASED             SOLD       PURCHASES       REDEMPTIONS
                                        --------------------------------------------------------------------
   Van Eck Worldwide Insurance Trust:
     Worldwide Bond Fund                        227,792           205,747  $   2,439,111   $    2,197,529
     Worldwide Hard Assets Fund                 807,446           751,425     13,195,479       12,267,207

   Neuberger & Berman, Inc.:
     AMT Limited Maturity Bond                  226,730           202,921      3,132,473        2,797,879
     AMT Partners                                62,683            34,016      1,237,645          664,119

   INVESCO, Inc.:
     Health & Sciences                           63,755            49,852        665,738          515,849
     Industrial Income                           30,556            10,750        536,052          184,983
     Technology                                 114,405            99,648      1,293,756        1,119,404

Fortis Benefits' investment in the subaccounts represented the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 1998:

                                                                                COST OF
                                                            SHARES               SHARES
                                                    ----------------------------------------
   Fortis Series Fund, Inc.:
     Global Asset Allocation                                 295,866         $   3,157,156
     Global Bond                                             518,788             5,284,827
     Blue Chip Stock                                         341,964             3,476,065
     Mid Cap Stock                                           415,011             4,149,550
     Large Cap Growth                                        415,001             4,150,216
     Small Cap Value                                         415,035             4,144,455

                    Fortis Benefits Insurance Company
                            Variable Account D

                 Notes to Financial Statements (continued)


4. ORGANIZATIONAL EXPENSES AND OTHER CHARGES

ORGANIZATION EXPENSES

Fortis Benefits assumes all organizational expenses of the Account.

ADMINISTRATION CHARGE

A $35 annual contract administrative charge is deducted each contract year from the value of each Opportunity Variable Annuity and Masters Variable Annuity and $30 for each EmPower Variable Annuity, Norwest Passage Variable Annuity and Value Advantage Plus Variable Annuity on each anniversary of the contract date and upon total surrender of the contract. This charge will be waived during the accumulation period if the contract value at the end of the contract year (or upon total surrender) is $25,000 or more, for the Opportunity Variable Annuity, Masters Variable Annuity and Norwest Passage Variable Annuity and $100,000 for the EmPower Variable Annuity.

In addition, Fortis Benefits assesses each subaccount of the Opportunity Variable Annuity and Masters Variable Annuity a daily charge for administrative expense at annual rate of 0.10% of the net assets. For the EmPower Variable Annuity and Norwest Passage Variable Annuity the daily charge is assessed at an annual rate of 0.15%.

MORTALITY AND EXPENSE RISK CHARGE

Fortis Benefits assesses each subaccount of the Opportunity Variable Annuity, Masters Variable Annuity and Norwest Passage Variable Annuity a daily charge for mortality and expense risk at an annual rate of 1.25% of the net assets. For the EmPower Variable Annuity, the mortality and expense risk charge is assessed at an annual rate of 1.10%. For the Value Advantage Plus Variable Annuity the mortality and expense risk charge is assessed at an annual rate of 0.45%.

                    Fortis Benefits Insurance Company
                            Variable Account D

                 Notes to Financial Statements (continued)


5. SURRENDER AND PREMIUM TAX CHARGES

FREE SURRENDERS

The following amounts can be withdrawn from the contract without a surrender charge:

   - Any purchase payments received more than five years prior to the surrender date for Opportunity Variable Annuity and seven years for Masters Variable Annuity and have not been previously surrendered.

   - In any contract year, up to 10% of the purchase payments received less than five years prior to the surrender date for Opportunity Variable Annuity and seven years prior to the surrender date for Masters Variable Annuity.

   - For Masters Variable Annuity any earnings that have not been previously surrendered.

   - For EmPower Variable Annuity and Value Advantage Plus Variable Annuity there is no surrender charge.

AMOUNT OF SURRENDER CHARGE

Surrender charges apply only if the amount being withdrawn exceeds the sum of the amounts listed above under Free Surrenders. The surrender charge is based on a percentage of the amount of purchase payments surrendered. The percentage of payments is set at 5% during the first five years on the Opportunity Variable Annuity and Norwest Passage Variable Annuity contracts with a sliding scale down to zero by the end of the fifth year, and is set at 7% during the first seven years of the Masters Variable Annuity contracts, with a sliding scale down to zero by the end of the seventh year.

                    Fortis Benefits Insurance Company
                            Variable Account D

                 Notes to Financial Statements (continued)


5. SURRENDER AND PREMIUM TAX CHARGES (CONTINUED)

PREMIUM TAXES

Where premium taxes or similar assessments are imposed by states or other jurisdiction upon receipt of purchase payments, Fortis Benefits pays such taxes on behalf of the contract owner and then will deduct a charge for these amounts from the contract value upon surrender, death of the annuitant or contract owner, or annuitization of the contract. In jurisdiction where premium taxes or similar assessments are imposed at the time annuity payments begin, Fortis Benefits will deduct a charge on a pro rata basis from the contract value at that time.

Surrender and premium tax charges are included in redemptions and are paid directly to Fortis Benefits. The surrender and premium tax charges collected by Fortis Benefits were $4,332,105 and $3,567,880 in 1998 and 1997, respectively.

6. FEDERAL INCOME TAXES

The operations of the Account form part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset value of the subaccounts are not affected by income taxes on income distributions received by the subaccounts.

7. RELATED PARTY TRANSACTIONS

Fortis Advisers, Inc. (Fortis Advisers), an affiliate of Fortis Benefits, provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease through reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. The fees charged by Fortis Advisers are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers provided investment management services amounted to $17,790,513 and $14,415,172 in 1998 and 1997, respectively.

                    Fortis Benefits Insurance Company
                            Variable Account D

                 Notes to Financial Statements (continued)


8. YEAR 2000 ISSUE (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Account. The Account has no computer systems of its own but is dependent upon the systems of Fortis Benefits Insurance Company, Fortis Advisers and certain other third parties.

A comprehensive review of Fortis Benefits' and Fortis Advisers' computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. Fortis Benefits' and Fortis Advisers' goal is to complete internal remediation and testing of each system by mid 1999.

The costs related to the Year 2000 issue are not expected to have a material impact on Fortis Benefits' and Fortis Advisers' results of operations or financial condition. This expectation is subject to uncertainties that could cause actual results to differ materially. Factors that could influence the total costs to be incurred by Fortis Benefits and Fortis Advisers in connection with the Year 2000 issue include the ability of Fortis Benefits and Fortis Advisers to successfully identify systems containing two-digit year codes, the nature and amount of programming required to fix the affected programs, the related labor and consulting costs for such remediation, and the ability of third parties that interface with Fortis Benefits and Fortis Advisers to successfully address their Year 2000 issues.

Fortis Benefits and Fortis Advisers are evaluating the Year 2000 readiness of advisors and other third parties whose system failures could have an impact on Fortis Benefits' and Fortis Advisers' operations. The potential materiality of any such impact is not entirely known at this time. Fortis Benefits and Fortis Advisers are closely monitoring these entities to avoid any unforeseen circumstances.

                    Fortis Benefits Insurance Company
                            Variable Account D

                 Notes to Financial Statements (continued)


8. YEAR 2000 ISSUE (UNAUDITED) (CONTINUED)

Fortis Benefits' and Fortis Advisers' Year 2000 project includes establishing Year 2000 contingency plans for all key business units. These plans are being developed and are expected to be substantially complete by the end of the first quarter of 1999. These plans will continue to be refined throughout 1999 as additional information related to potential Year 2000 exposure is gathered.

                                 CONTRACTS UNDER
                            FLEXIBLE PREMIUM DEFERRED
                COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                          TRIPLE CROWN VARIABLE ANNUITY


                                    Issued by

                        FORTIS BENEFITS INSURANCE COMPANY
                          (AND ITS VARIABLE ACCOUNT D)

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1999

This Statement of Additional Information is not a Prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus for Contracts under flexible premium deferred combination variable and fixed annuity contracts ("Contracts"), dated May 1, 1999. A copy of the Prospectus may be obtained without charge from Fortis Investors, Inc. 1-800-963-9222, mailing address: P.O. Box 64273, St. Paul, MN 55164. You have the option of receiving benefits under a Contract through Fortis Benefits' Variable Account D or through Fortis Benefits' Guarantee Periods Fixed Account or its General Account Fixed Account.

TABLE OF CONTENTS


Fortis Benefits and the Variable Account ...................................1
Calculation of Annuity Payments ............................................2
Services....................................................................3
  - Safekeeping of Variable Account Assets .................................3
  - Experts ................................................................3
  - Principal Underwriter ..................................................3
Taxation Under Certain Retirement Plans ....................................3
Withholding.................................................................8
Miscellaneous ..............................................................8
Variable Account Financial Statements ......................................9
Appendix A -- Performance Information ......................................A-1

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Special Terms Used in This Prospectus."

FORTIS BENEFITS AND THE VARIABLE ACCOUNT

Fortis Benefits Life Insurance Company, the issuer of the Contracts, is a Minnesota corporation qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is a wholly-owned subsidiary of Fortis Insurance Company, a stock company organized under the laws of Wisconsin, which itself is a wholly-owned subsidiary of Fortis, Inc. Fortis, Inc. is a corporation based in New York, which manages the United States operations of Fortis (NL) N.V. and Fortis (B).

Fortis (NL) N.V. has been in business since 1847 and is a publicly-traded, multi-national insurance, real estate, and financial services group headquartered in The Netherlands. It is one of the largest holding companies in Europe, with subsidiary companies in twelve countries on four continents.
Fortis (NL) N.V. is the third largest insurance company in the Netherlands.

Fortis (B) is a multi-national insurance, real estate and financial services firm that has been in business since 1824. It has subsidiary companies in eight countries. Fortis (B) is one of the largest life insurance companies in Belgium. Fortis (NL) N.V. and Fortis (B) have combined assets of approximately $390 billion.

The assets allocated to the Variable Account are the exclusive property of Fortis Benefits. Registration of the Variable Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Variable Account or of Fortis Benefits by the Securities and Exchange Commission. Fortis Benefits may accumulate in the Variable Account proceeds from charges under the Contracts and other amounts in excess of the Variable Account assets representing reserves and liabilities under Contracts and other variable annuity contracts issued by Fortis Benefits. Fortis Benefits may from time to time transfer to its general account any of such excess amounts.

Best's Insurance Reports has assigned Fortis Benefits a rating of A (Excellent) for financial position and operating performance. Fortis Benefits has a rating of AA from Standard & Poor's. As defined by Standard & Poor's, insurers rated AA offer "excellent financial security." These ratings represent such rating agencies' independent opinion of Fortis Benefits' financial strength and ability to meet policy holder obligations, but have no relevance to the performance and quality of the assets in Subaccounts of the Variable Account.

CALCULATION OF ANNUITY PAYMENTS

FIXED ANNUITY OPTION

The amount of each annuity payment under a Fixed Annuity Option is fixed and guaranteed by Fortis Benefits. Monthly fixed annuity payments will start as of the end of the Valuation Period that contains the Annuity Commencement Date. At that time, the Contract Value, after any Market Value Adjustment, is computed and that portion of the Contract Value which will be applied to the Fixed Annuity Option selected is determined. The amount of the first monthly payment under the Fixed Annuity Option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply such amount of Contract Value to the annuity form selected. The dollar amounts of any fixed annuity payments after the first are specified during the entire period of annuity payments according to the provisions of the annuity form selected.

VARIABLE ANNUITY OPTION

ANNUITY UNITS. To the extent a Variable Annuity Option has been selected, we convert the Accumulation Units for each Subaccount of the Variable Account into Annuity Units for each chosen Subaccount at their values determined as of the end of the Valuation Period which contains the Annuity Commencement Date. As of such time, any Fixed Account Value to be applied to a Variable Annuity Option is also converted, after any Market Value Adjustment, to Annuity Units in the Subaccounts selected based on the then-current Annuity Unit value. The initial number of Annuity Units in each Subaccount is determined by dividing the amount of the initial monthly variable annuity payment (see "Variable Annuity Option --Variable Annuity Payments," below) allocable to that Subaccount by the value of one Annuity Unit in that Subaccount as of the time of the conversion. The number of Annuity Units for each Subaccount will remain constant, as long as an annuity remains in force and the allocation among the Subaccounts has not changed.

The value of each Subaccount's Annuity Units will vary to reflect the investment experience of the Subaccount as well as charges deducted from the Subaccount. The value of each Subaccount's Annuity Units is equal to the prior value of the Subaccount's Annuity Units multiplied by the net investment factor for that Subaccount (discussed in the Prospectus under "Contract Value") for the Valuation Period ending on that Valuation Date, with an offset for the 3% assumed interest rate used in the annuity tables of the Contract.

VARIABLE ANNUITY PAYMENTS. Variable annuity payments start at the end of the Valuation Period that contains the Annuity Commencement Date, and will vary in amount as the related Annuity Unit values vary. The amount of the first monthly payment is shown on the annuity tables contained in the Contract for each $1,000 of Contract Value applied to the Variable Annuity Option selected as of the end of such Valuation Period. The first variable annuity payment is, in effect, allocated among the Subaccounts in the same proportion as the Contract Value is allocated among the Subaccounts upon commencement of annuity payments.

Payments after the first will vary in amount and are determined on the first Valuation Date of each subsequent monthly period. If the monthly payment under the annuity form selected is based on the value of Annuity Units of a single Subaccount, the monthly payment is found by multiplying the number of the Contract's Annuity Units for the Subaccount by the Annuity Unit value of such Subaccount as of the first Valuation Date in each monthly period following the Annuity Commencement Date. If the monthly payment under the Variable Annuity Option selected is based upon the value of Annuity Units in more than one Subaccount, this is repeated for each applicable Subaccount. The sum of these payments is the variable annuity payment.

GENDER OF ANNUITANT

The amount of each annuity payment ordinarily will be higher for a male Annuitant than for a female Annuitant with an otherwise identical Contract. This is because, statistically, females tend to have longer life expectancies than males. However, there will be no differences between male and female Annuitants in any jurisdiction, including Montana, where such differences are not permitted. We will also make available Contracts with no such differences in connection with certain employer-sponsored benefit plans. Employers should be aware that, under most such plans, Contracts that make distinctions based on gender are prohibited by law.

SERVICES

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Fortis Benefits. The assets of the Variable Account are kept segregated and held separate and apart from Fortis Benefits' other assets.

EXPERTS

The financial statements of Fortis Benefits Insurance Company at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and the statements of net assets of Fortis Benefits Insurance Company Variable Account D at December 31, 1998 and the related statements of changes in net assets for each of the two years in the period ended December 31, 1998, appearing in the Prospectus, this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such authority as experts in accounting and auditing.

PRINCIPAL UNDERWRITER

Fortis Investors, Inc. ("Fortis Investors"), the principal underwriter of the Contracts, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. The offering of the Contracts is continuous, and Fortis Investors does not anticipate discontinuing the offering of the Contracts, although it reserves the right to do so. Contracts generally will be issued for Annuitants from ages zero to ninety in all states.

TAXATION UNDER CERTAIN RETIREMENT PLANS

Federal income tax information concerning the purchase of Contracts for specific types of retirement plans is set forth below. You should also refer to "Federal Tax Matters" in the Prospectus. The tax information provided is not comprehensive, and you should consult a qualified tax adviser before taking any action in connection with a retirement plan.

SECTION 403(b) ANNUITIES FOR EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

PURCHASE PAYMENTS. Under Section 403(b) of the Internal Revenue Code ("Code"), payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code, or public educational institutions) to purchase Contracts for their employees are excludible from the gross income of employees to the extent that such aggregate purchase payments do not exceed certain limitations prescribed by the Code. This is the case whether the purchase payments are a result of voluntary salary reduction amounts or employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes.

TAXATION OF DISTRIBUTIONS. Distributions from a Section 403(b) tax-deferred annuity are taxed as ordinary income to the recipient as described under "Federal Tax Matters" in the Prospectus. Taxable distributions received before the employee attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following the employee's death, disability, separation from service after age 55, separation from service at any age if the distribution is in the form of an annuity for the life (or life expectancy) of the employee (or the employee and Beneficiary) and distributions not in excess of deductible medical expenses. In addition, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

REQUIRED DISTRIBUTIONS. Generally, distributions from Section 403(b) annuities must commence not later than April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2, and such distributions must be made over a period that does not exceed the life expectancy of the employee (or the employee and Beneficiary). A penalty tax of 50% would be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the employee dies before his or her entire interest in the Contract has been distributed, the employee's entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Participant or Payee in the case of a Non-Qualified Contract, as described in the Prospectus. Certain of these and other provisions are incorporated in a special endorsement attached to Contracts that are intended to qualify under Section 403(b), and reference should be made to that endorsement for its complete terms.

TAX-FREE EXCHANGES AND ROLLOVERS. The Code provides for the tax-free transfer of one Section 403(b) annuity for another Section 403(b) annuity, and the IRS has ruled (Revenue Ruling 90-24) that amounts transferred may qualify as tax-free transfers under certain circumstances. In addition, Section 403(b)(8) of the code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other Section 403(b) programs under certain circumstances.

SECTION 401 QUALIFIED PENSION, PROFIT-SHARING OR ANNUITY PLANS

PURCHASE PAYMENTS. Subject to certain limitations prescribed by the Code, purchase payments made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under Section 401 or Section 403(a) of the Code are generally deductible by the employer and excluded from the taxable income of the employee for federal income tax purposes, whether made under a salary reduction agreement or directly by employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes. Purchase payments made directly by an employee generally are made on an after-tax basis.

TAXATION OF DISTRIBUTIONS. Distributions from Contracts purchased under these qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions, as described under "Federal Tax Matters -- Qualified Plans," in the Prospectus. However, if an employee or other payee receives a "lump sum" distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attaining age 59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. Taxable distributions received prior to attainment of age 59 1/2 under a Contract purchased under a qualified plan are subject to the same 10% penalty tax (and the same exceptions) as described above with respect to Section 403(b) annuities.

REQUIRED DISTRIBUTIONS. The minimum distribution requirements for these qualified plans are generally the same as described above with respect to
Section 403(b) annuities.

TAX-FREE ROLLOVERS. If, within 60 days of receipt, an employee who receives a single sum distribution transfers all of the taxable amount received to another plan qualified under Section 401 or 403(a), or to an individual retirement account or annuity as provided for under the Code, the transferred amount will not be taxed in the year of distribution. Certain "partial" distributions may also qualify for tax-free rollover treatment, but only if transferred to an individual retirement account or annuity. However, income tax may be withheld from the distribution unless the distribution is transferred directly from the qualified plan to the individual retirement account or individual retirement annuity.

INDIVIDUAL RETIREMENT ANNUITIES

PURCHASE PAYMENTS. Individuals may make contributions for individual retirement annuity ("IRA") Contracts. Deductible contributions for any year may be made up to the lesser of $2,000 or 100% of compensation for individuals who (1) are not (and whose spouses are not) active participants in another retirement plan, (2) are unmarried and have adjusted gross income of $25,000 or less, or (3) are married and have adjusted gross income of $40,000 or less. An individual may also establish an IRA for his or her spouse if they file a joint return for the taxable year and his or her spouse earns less than the individual does for that year. The annual purchase payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the couple's combined earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income (with certain special adjustment) exceed the cut-off point ($25,000 for unmarried, $40,000 for married persons filing jointly, and $0 for married persons filing a separate return) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts. For example, a married individual who is an active participant in another retirement plan and files a separate tax return is entitled to a partial IRA deduction if the individual's adjusted gross income is less than $10,000 and no IRA deduction if his or her adjusted gross income is equal to or greater than $10,000.

An individual may make non-deductible IRA contributions to the extent of (1) the lesser of $2,000 ($4,000 in the case of a spousal IRA) or 100% of compensation over (2) the IRA deductible contribution made with respect to the individual.

An individual may not make any contributions to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter. Contributions to a spouse's IRA may not be made for any year in which that spouse reaches age 70 1/2 or for any year thereafter.

TAXATION OF DISTRIBUTIONS. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax including distributions following the owner's death or disability or distribution in the form of an annuity for the life (or life expectancy) of the owner (or the owner and beneficiary), or distributions not in excess of deductible medical expenses or certain distributions to pay health insurance premiums after an extended period of unemployment.

REQUIRED DISTRIBUTIONS. The minimum distribution requirements for IRAs are generally the same as described above with respect to Section 403(b) annuities. Certain of these and other provisions are incorporated in a special endorsement attached to IRA Contracts, and reference should be made to that endorsement for its complete terms.

TAX-FREE ROLLOVERS. The Code permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, annuity, bond purchase or tax-deferred annuity plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

SIMPLIFIED EMPLOYEE PENSION PLANS

PURCHASE PAYMENTS. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of $24,000 or 15% of the employee's earned income. Employees of certain small employers may have contributions made to a special kind of SEP (SARSEP) on their behalf on a salary reduction basis if the SARSEP plan was in effect on December 31, 1996. These salary reduction contributions may not exceed $9,500 in 1997, which is indexed for inflation. Employees of tax-exempt organizations and state or local government agencies have never been eligible for the salary reduction type of SEP.

TAXATION OF DISTRIBUTIONS. Generally, distribution payments from SEPs are subject to the same distribution rules described above for IRAs.

REQUIRED DISTRIBUTIONS. SEP distributions are subject to the same minimum required distribution rules described above for IRAs.

TAX-FREE ROLLOVERS. Generally, rollovers and direct transfers may be made to and from SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers to other IRAs, excluding SIMPLE IRAs are also possible. Special rules apply if the rollover is from a SARSEP IRA.

SECTION 408(p) SIMPLE IRA PLANS

PURCHASE PAYMENTS: Under Section 408(p) of the Code, small employers may establish a type of IRA plan referred to as a Savings Incentive Match Plan for Employees (SIMPLE Plan). An employee may contribute annually through his or her employer a pre-tax salary reduction contribution not to exceed the lesser of $6,000 or 100% of compensation. The employer must annually either (1) match the employee contribution dollar for dollar up to 3% of pay, or (2) make a 2% of pay contribution for each eligible employee regardless of whether the employee makes any salary reduction contribution. In two out of every five years, the employer has the option to reduce the matching contribution as low as 1% of pay but advance notice must be provided to employees.

TAXATION OF DISTRIBUTIONS: Generally, distributions from SIMPLE IRA Plans are subject to the same distribution rules described above for IRAs. However, if an individual withdraws any amount from his SIMPLE IRA Plan within the first two years of his or her commencement of participation in the employer's SIMPLE IRA Plan, the 10% penalty tax for premature distribution, if such tax applies, will be increased to 25%.

REQUIRED DISTRIBUTIONS: SIMPLE distributions are subject to the same minimum distribution rules described above for IRAs.

TAX-FREE ROLLOVERS: Generally, rollovers and direct transfers may be made to and from SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers or transfers to other IRAs, other than SIMPLE IRAs, are also possible but only after the second anniversary of commencement of participation in the employer's SIMPLE IRA Plan.

SECTION 457 UNFUNDED DEFERRED COMPENSATION PLANS OF PUBLIC EMPLOYERS AND TAX-EXEMPT ORGANIZATIONS

PURCHASE PAYMENTS. Under Section 457 of the Code, all individuals who perform services for a state or local government or governmental agency may participate in a deferred compensation program. Other tax-exempt employers may establish unfunded deferred compensation plans under Section 457 for employees and/or independent contractors.

Though not actually a qualified plan as that term is normally used, this type of program allows individuals to defer the receipt of compensation that otherwise would be currently payable and therefore to defer the payment of federal income taxes on such amounts. Assuming that the program meets the requirements to be considered an eligible deferred compensation plan (an "EDCP"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $7,500 or 33-1/3% of the individual's includible compensation. (Includible compensation means compensation from the employer which would be currently includible in gross income for federal tax purposes.) In addition, during the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

The amounts which are deferred may be used by the employer to purchase the Contracts offered by this Prospectus. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The employee has no rights or interest in the Contract and is entitled only to payment in accordance with the EDCP provisions.

TAXATION OF DISTRIBUTIONS. Amounts received by an individual from an EDCP are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

DISTRIBUTIONS BEFORE SEPARATION FROM SERVICE. Distributions generally are not permitted under an EDCP prior to separation from service or reaching age
70 1/2, except in cases of severe financial hardship. Hardship distributions are includible in the gross income of the individual in the year in which paid.

REQUIRED DISTRIBUTIONS. The distribution requirements for these qualified plans are generally the same as described above with respect to Section 403(b) annuities. However, if distributions do not commence before the employee's death, the entire interest in the Contract must be distributed within 15 years if the beneficiary is not the employee's surviving spouse.

TAX-FREE TRANSFERS. The Code permits the tax-free direct transfer of EDCP amounts to another EDCP, subject to certain conditions. Any transfers must be with employer consent.

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

PURCHASE PAYMENTS. Private taxable employers may establish unfunded, non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of tax-exempt employers entered into prior August 16, 1986, and not subsequently modified, are also subject to the rules for private taxable employer deferred compensation plans discussed below. (Unfunded deferred compensation plans of other tax-exempt employers are generally subject to the requirements of Section 457.)

These types of programs allow individuals to defer receipt of up to 100% of compensation which would otherwise be includible in income and therefore to defer the payment of federal income taxes on such amounts. Purchase payments made by the employer, however are not immediately deductible by the employer, and the employer is currently taxed on any increase in Contract Value.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Contract and is entitled only to payment from the employer's general assets in accordance with plan provisions.

TAXATION OF DISTRIBUTIONS. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

WITHHOLDING

Annuity payments and other amounts received under Contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States and, with respect to certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly to another qualified retirement plan. Moreover, special "backup withholding" rules may require Fortis Benefits to disregard the recipient's election if the recipient fails to supply Fortis Benefits with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies Fortis Benefits that the TIN provided by the recipient is incorrect.

MISCELLANEOUS

The computer systems Fortis Benefits uses to process policy transactions and valuations need to be adjusted to be able to continue to administer its policies after Year 2000. Fortis Benefits is devoting all resources necessary to make these systems modifications and expects that the necessary changes will be completed on time and in a way that will result in no disruption to its policy servicing operations. However, as is the case with most system conversion projects, risks and uncertainties exist, due in part to reliance on third party vendors. Nonperformance by any of these entities, or other unforeseen circumstances, could have a material adverse impact on Fortis Benefits' ability to perform its policy servicing operations. Fortis Benefits is closely monitoring these entities to avoid any unforeseen circumstances.

VARIABLE ACCOUNT FINANCIAL STATEMENTS

                                     PART C
                                OTHER INFORMATION

Item 24.   FINANCIAL STATEMENT AND EXHIBITS

      a.   Financial Statements included in Part A:

           With Respect to Fortis Benefits Insurance Company:
           Audited Financials:

                    Report of Independent Auditors.

                    Balance Sheets for the years ended at December 31, 1998 and 1997.

                    Statements of Income, Statements of Changes in Shareholder's Equity and Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996.

                    Notes to Financial Statements.


           Financial Statements included in Part B:

           With Respect to Variable Account D of Fortis Benefits
           Insurance Company:

                    Report of Independent Auditors.

                    Statement of Net Assets as of December 31, 1998

                    Statement of Changes of Net Assets for the years ended December 31, 1998 and 1997.

                    Notes to Financial Statements

      b.   Exhibits:

           1. Resolution of the Board of Directors of Fortis Benefits Insurance Company effecting the establishment of Variable Account D (incorporated by reference from Form N-4 of Fortis Benefits and its Variable Account D filed on December 31, 1987, File No. 33- 19421).

           2.       Not applicable.

           3.       (a)      Form of Principal Underwriter and Servicing
                             Agreement (incorporated by reference from
                             Form N-4 registration statement
                                    filed by Fortis Benefits and its Variable
                                    Account D on January 11, 1994, File No.
                                    33-73986);

                           (b) Form of Amendment to Principal Underwriting Agreement (incorporated by reference from Form N-4 Registration Statement filed by Fortis Benefits and its Variable Account D on January 11, 1994, File No. 33-73986);

                           (c) Form of Dealer Sales Agreement -- filed by Fortis Benefits and its Variable Account D on October 2, 1998 as a part of this registration statement.

                  4.       (a)      Form of Combination Fixed and Variable
                                    Annuity Contracts to be issued where all owners are less than 61 years old at time of purchase -- filed by Fortis Benefits and its Variable Account D on October 2, 1998 as a part of this registration statement.

                           (b) Form of Combination Fixed and Variable Annuity Contracts to be issued where one or more owners are 61 years old at time of purchase -- filed by Fortis Benefits and its Variable Account D on October 2, 1998 as a part of this registration statement.

                           (c) Form of IRA Endorsement (included as part of Pre-effective Amendment No. 1 to this Form N-4 Registration Statement filed March 28,
                                    1991);

                           (d) Form of Section 403(b) Annuity Endorsement (included as part of Pre-effective Amendment No. 1 to this Form N-4 Registration Statement filed March 28, 1991);

                  5. Form of Application -- filed by Fortis Benefits and its Variable Account D on October 2, 1998 as a part of this registration statement.

                  6.       (a)      Articles of Incorporation of Fortis Benefits
                                    Insurance Company (incorporated by reference from Form S-6 Registration Statement of
                                    Fortis Benefits and its Variable Account C filed on March 17, 1986, File No. 33-03919);

                           (b) By-laws of Fortis Benefits Insurance Company (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on March 17, 1986, File No. 33-03919);

                           (c) Amendment to Articles of Incorporation and Bylaws dated November 21, 1991 (included as part of Post-Effective Amendment No. 1 to this Form N-4 Registration Statement filed March 2, 1992).

                  7.       None.

                  8.       None.

                  9. Opinion and consent of Douglas R. Lowe, Esq., Assistant General Counsel of Fortis Benefits Insurance Company, as to the legality of the securities being registered (included as part of the original filing of this Form N-4 Registration Statement filed on November 1, 1990).

                  10.      (a)      Consent of Ernst & Young LLP - filed
                                    herewith.

                           (b) Power of Attorney for Messrs. Freedman and Clayton (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on December 17, 1993, File No. 33-73138).

                  11.      Not applicable.

                  12.      Not applicable.

                  13. Schedules of computation of each performance quotation provided in the registration statement pursuant to Item 21-- filed herewith.

                  14. Financial Data Schedule - not applicable since financials were previously filed.

Item 25.          DIRECTORS AND OFFICERS OF FORTIS BENEFITS

         The directors, executive officers, and, to the extent responsible for variable insurance product operations, other officers of Fortis Benefits are listed below.

Name and Principal
 Business Address                  Offices with Depositor
-----------------                  ----------------------

Officer-Directors
-----------------

Robert Brian Pollock (2)           President and Chief Executive
                                   Officer

Benjamin Cutler (5)                Executive Vice President - Fortis Healthcare

Dean C. Kopperud (1)               Executive President - Fortis
                                   Financial Group

Michael John Peninger (4)          Senior Vice President and
                                   Chief Financial Officer

Other Directors
---------------

Allen Royal Freedman (2)           Chairman of the Board

J. Kerry Clayton (2)

Arie Aristide Fakkert (3)

A.W. Feagin (6)

Other Officers
--------------

Peggy L. Ettestad (1)              Senior Vice President--Life Operations

Rhonda J. Schwartz (1)             Senior Vice President and
                                   General Counsel--Life and
                                   Investment Products

Jon H. Nicholson (1)               Senior Vice President--
                                   Annuities

Melinda S. Urion (1)               Senior Vice President and
                                   Chief Financial Officer

Dickson W. Lewis (1)               Senior Vice President--
                                   Distribution and Marketing

---------------------------
(1) Address:  Fortis Benefits Insurance Company, P.O. Box 64271, St. Paul, MN
              55164.

(2) Address:  Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005.

(3) Address:  Fortis AMEV, Archmideslaan 10, 3584 BA Utrecht, The Netherlands.

(4) Address:  2323 Grand Avenue, Kansas City, MO 64108.

(5) Address:  515 West Wells, Milwaukee, WI 53201.

(6) Address:  230 Wesley Dobbs Ave., Atlanta, GA 30303

Item 26.          PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE DEPOSITOR OR
                  REGISTRANT.

         Variable Accounts C and D of Fortis Benefits Insurance Company are separate accounts of Fortis Benefits. These separate accounts, certain separate accounts assumed from St. Paul Life

Insurance Company, and Fortis Series Fund, Inc. may be deemed to be controlled by Fortis Benefits, although Fortis Benefits follows voting instructions of variable insurance contract owners with respect to voting on certain important matters in connection with these entities. All of these entities are created under Minnesota law and are the funding media for variable life insurance and annuity contracts issued or assumed by Fortis Benefits.

The chart indicating the persons controlled by or under common control with Fortis Benefits is hereby incorporated by reference from the response to Item 26 in Post-Effective Amendment No. 24 to this Form N-4 registration statement filed on April 28, 1994. Fortis Benefits has no subsidiaries.

Items 27.         NUMBER OF CONTRACT OWNERS

         As of January 31, 1999 there were 71 contracts outstanding.

Item 28.          INDEMNIFICATION

Pursuant to the Principal Underwriter and Servicing Agreement filed as Exhibit 3(a) and (b) to this Registration Statement and incorporated herein by this reference, Fortis Benefits has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for damages and expenses arising out of certain material misstatements and omissions in connection with the offer and sale of the Certificates, unless the misstatement or omission was based on information supplied by Fortis Investors; provided, however, that no such indemnity will be made to Fortis Investors or its controlling persons for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations under such agreement. This indemnity could apply to certain directors, officers or controlling persons of the Separate Account by virtue of the fact that they are also agents, employees or controlling persons of Fortis Investors. Pursuant to the Principal Underwriter and Servicing Agreement, Fortis Investors has agreed to indemnify Variable Account D, Fortis Benefits, and each of its officers, directors and controlling persons for damages and expenses (1) arising out of certain material misstatements and omissions in connection with the offer and sale of the Certificates, if the misstatement or omission was based on information furnished by Fortis Investors or (2) otherwise arising out of Fortis Investors' negligence, bad faith, willful misfeasance or reckless disregard of its responsibilities. Pursuant to its Dealer Sales Agreements, a form of which is filed as Exhibit 3-C- and (d) to this registration statement and is incorporated herein by this reference, firms that sell the Certificates agree to indemnify Fortis Benefits, Fortis Investors, the Separate Account, and their officers, directors, employees, agents, and controlling persons from liabilities and expenses arising out of the wrongful conduct or omissions of said selling firm or its officers, directors, employees, controlling persons or agents.

Also, Fortis Benefit's By-Laws (see Article VI, Section 5 thereof, which is incorporated herein by reference from Exhibit 6(b) to this Registration Statement) provide for indemnity and payment of expenses of Fortis Benefits's officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Minnesota law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Company and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Fortis Benefits or the Separate Account pursuant to the foregoing provisions, or otherwise, Fortis Benefits and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Fortis Benefits of expenses incurred or paid by a director, officer or controlling person of Fortis Benefits or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.          PRINCIPAL UNDERWRITERS

         (a) Fortis Investors, Inc. is the principal underwriter for Variable Account D. Fortis Investors, Inc. also acts as the principal underwriter for the following registered investment companies (in addition to Variable Account D and Fortis Series Fund, Inc.): Variable Account C of Fortis Benefits, Variable Account A of First Fortis Life Insurance Company, Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Fiduciary Fund, Inc., Fortis Growth Fund, Inc., Fortis Money Portfolios, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Income Portfolios, Inc., and Special Portfolios, Inc.

         (b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Fortis Investors, Inc.:


Name and Principal                 Positions and Offices
 Business Address                     with Underwriter
 ----------------                     ----------------
Roger W. Arnold *                  Sr. Vice President

Robert W. Beltz, Jr.*              Vice President and Director

Jeffrey R. Black *                 Business Development and Sales
                                   Desk Officer

Mark C. Cadalbert*                 Compliance Officer

Peter M. Delahanty*                Vice President

Tamara L. Fagely*                  Vice President

Dawn Gores*                        Marketing Officer

Joanne M. Herron*                  Assistant Treasurer

John E. Hite*                      Vice President and
                                    Secretary

Carol M. Houghtby*                 Vice President, Treasurer and
                                   Director

Dean C. Kopperud*                  President and Director

Christine D. Pawlenty*             Customs Solutions Group
                                   Officer

Mary B. Petersen*                  2nd Vice President

Jennifer R. Relien*                Assistant Secretary
------------------------
*        Address:          500 Bielenberg Drive, Woodbury, MN 55125.

         (c) None.

Item 30.          LOCATION OF ACCOUNTS AND RECORDS

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 and 31a-3 thereunder are maintained by Fortis Benefits, Fortis Investors, Inc. and Fortis Advisers, Inc., at 500 Bielenberg Drive, Woodbury, Minnesota 55125.

Item 31.          MANAGEMENT SERVICES

         None.

Item 32.          UNDERTAKINGS

         The Registrant hereby undertakes:

         (a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) To include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                  (2) a toll-free phone number, postcard, or similar written communication affixed to or included in the Prospectus that the applicant can call or remove to send for a Statement of Additional Information;

         (c) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Fortis Benefits Insurance Company represents:

         (a) that the fees and charges imposed under the provisions of the Contract covered by this registration statement, in the aggregate, are reasonable in relation to the services to be rendered by the Registrant associated with the Contracts, the expenses to be incurred by the Registrant associated with the Contracts, and the risks assumed by the Registrant associated with the Contracts.

The Registrant intends to rely on the no-action response dated November 28, 1988 from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amended Registration Statement to be signed on its behalf in the City of St. Paul, State of Minnesota on this 19th day of April, 1999.

                              VARIABLE ACCOUNT D OF
                              FORTIS BENEFITS INSURANCE COMPANY
                                       (Registrant)
                              By: FORTIS BENEFITS INSURANCE COMPANY


                              By:  /s/
                                 -----------------------------------------
                                       Robert Brian Pollock, President

                              FORTIS BENEFITS INSURANCE COMPANY
                                       (Depositor)
                              By:  /s/ Robert Brian Pollock
                                 ----------------------------------------
                                       Robert Brian Pollock, President

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons, in the capacities indicated, on April 19, 1999.

Signature                                Title With Fortis Benefits
---------                                --------------------------

*                                        Chairman of the Board
---------------------------------
 Allen Royal Freedman

*                                        Director
---------------------------------
 J. Kerry Clayton

                                         Director
---------------------------------
 Arie Aristide Fakkert


                                         Director
---------------------------------
 Alan W. Feagin

  /s/ Robert Brian Pollock               President and Director
---------------------------------
 Robert Brian Pollock                    (Chief Executive Officer)

  /s/ Dean C. Kopperud                   Director
---------------------------------
 Dean C. Kopperud

  /s/ Michael John Peninger              Senior Vice President, Controller,
---------------------------------        Treasurer and Director (Principal
 Michael John Peninger                   Accounting Officer and
                                         Principal Financial Officer)


*By: /s/ Robert Brian Pollock
    ------------------------------
    Robert Brian Pollock
    Attorney-in-Fact

                                  EXHIBIT INDEX



                  10(a)    Consent of Auditors